As filed with the Securities and Exchange Commission on May 28, 2020

Securities Act Registration No. 333-234722

Investment Act Registration No. 811-23490

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-2

☒	REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
☒	PRE-EFFECTIVE AMENDMENT NO. 1
☐	POST-EFFECTIVE AMENDMENT NO.

and/or

☒	REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
☒	AMENDMENT NO. 1

Aberdeen Standard Global Infrastructure Income Fund
Registrant Exact Name as Specified in Charter

1900 Market Street, Suite 200

Philadelphia, PA 19103

Address of Principal Executive Offices (Number, Street, City, State, Zip Code)

(800) 522-5465

Registrant’s Telephone Number, including Area Code

Lucia Star, Esquire

c/o Aberdeen Standard Investments Inc.

1900 Market Street, Suite 200

Philadelphia, Pennsylvania 19103

Name and Address (Number, Street, City, State, Zip Code) of Agent for Service

Copies of Communications to:

Margery Neale, Esquire

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, New York 10019

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this registration statement.

☐

Check box if any of the securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan.

It is proposed that this filing will become effective (check appropriate box)
☐	When declared effective pursuant to section 8(c)

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered	Proposed Maximum Offering Price Per Unit	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee(2)
Common shares, $0.001 par value per share	n/a	n/a	$1,000,000	$129.80

(1)	Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(o) under the Securities Act of 1933.
(2)	$129.80 was previously paid with respect to the registration of $1,000,000 worth of common shares in connection with the initial registration statement filing on November 15, 2019.

The Registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this registration statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION

Preliminary Prospectus dated May 28, 2020

[ ] Shares

Aberdeen Standard Global Infrastructure Income Fund

Common Shares of Beneficial Interest

$[ ] per Share

Investment Objective. Aberdeen Standard Global Infrastructure Income Fund (the “Fund”) is a newly organized, non-diversified, closed-end management investment company. The Fund’s investment objective is to seek to provide a high level of total return with an emphasis on current income. There is no assurance that the Fund will achieve its investment objective.

Investment Strategies. The Fund seeks to achieve its investment objective by investing in a portfolio of income-producing public and private infrastructure equity investments across the globe. Under normal circumstances, at least 80% of the Fund’s net assets (plus the amount of any borrowings for investment purposes) will be invested in U.S. and non-U.S. infrastructure-related issuers. The Fund considers an issuer to be infrastructure-related if (i) at least 50% of the issuer’s assets consist of infrastructure assets or (ii) at least 50% of the issuer’s gross income or net profits are attributable to or derived, directly or indirectly, from the ownership, management, construction, development, operation, utilization or financing of infrastructure assets. Infrastructure assets are the physical structures and networks that provide necessary services to society. (continued on following page)

No Prior History. Prior to this offering, there has been no public or private market for the Fund’s common shares. The Fund’s common shares are expected to be listed on the New York Stock Exchange under the trading or “ticker” symbol “[ ],” subject to notice of issuance.

Investing in the Fund’s securities involves certain risks. You could lose some or all of your investment. See “Risk Factors” beginning on page [26] of this prospectus. You should consider carefully these risks, together with all of the other information contained in this prospectus before making a decision to purchase the Fund’s securities.

Shares of closed-end management investment companies frequently trade at prices lower than their net asset value (“NAV”) or initial offering price, which creates a risk of loss for investors purchasing the Fund's shares in the initial public offering. This discount risk may be greater for investors expecting to sell shares shortly after the completion of this offering.

Neither the Securities and Exchange Commission (“SEC”) nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

	Per Share		Total(1)
Public offering price	$	[ ]	$	[ ]
Sales load(2)	[None]		[None]
Proceeds to the Fund(3)	$	[ ]	$	[ ]
(notes on following page)

The underwriters expect to deliver the common shares to purchasers on or about [ ]. [ ]

The date of this prospectus is [ ].

(notes from previous page)

(1)   The underwriters named in this prospectus have the option to purchase up to [ ] additional common shares at the public offering price within [ ] days from the date of this prospectus solely to cover over-allotments, if any. If the over-allotment option is exercised in full, the total public offering price and proceeds to us will be $[ ] and $[ ], respectively. See “Underwriters.”

(2)   Aberdeen Standard Investments Inc. (“ASII” or the “Adviser”), the Fund’s investment adviser, and its affiliates (and not the Fund), have agreed to pay, from their own assets (a) compensation of $[ ] per share to the underwriters in connection with this offering, and separately (b) an upfront structuring and syndication fee to [ ], an upfront structuring fee to [ ], and an upfront fee to [ ]. These fees and compensation are not reflected under “Sales load” in the table above. See “Underwriters — Compensation to Be Paid by the Adviser.”

(3)   ASII has agreed to pay all organizational expenses of the Fund and all offering costs associated with this offering. The Fund is not obligated to repay any such organizational expenses or offering costs paid by ASII.

(continued from previous page)

Investment Strategies (continued). Examples of infrastructure assets include, but are not limited to, transportation assets (e.g., toll roads, bridges, tunnels, parking facilities, railroads, rapid transit links, airports, refueling facilities and seaports), utility assets (e.g., electric transmission and distribution lines, power generation facilities, gas and water distribution facilities, sewage treatment plants), communications assets (e.g., wireless telecommunication services, cable and satellite networks, broadcast and wireless towers), energy infrastructure assets (e.g., pipelines) and social assets (e.g., courthouses, hospitals, schools, correctional facilities, stadiums and subsidized housing).

The Fund may invest in issuers located anywhere in the world, including issuers located in emerging markets. Under normal circumstances, the Fund will invest in issuers from at least three different countries and will invest significantly (at least 40% of its total assets—unless market conditions are not deemed favorable by the Adviser, in which case the Fund would invest at least 30% of its total assets) in non-U.S. issuers. A company is considered a non-U.S. issuer if Fund management determines that the company meets one or more of the following criteria:

•                  the company is organized under the laws of or has its principal place of business in a country outside the U.S.;

•                  the company has its principal securities trading market in a country outside the U.S.; and/or

•                  the company derives the majority of its annual revenue or earnings or assets from goods produced, sales made or services performed in a country outside the U.S.

It is currently anticipated that, under normal circumstances, the Fund’s investments in emerging market issuers will not exceed 30% of the Fund’s total assets. At times, the Fund may have a significant amount of its assets invested in a single country or geographic region. The Fund may invest in securities denominated in U.S. Dollars and currencies of foreign countries.

The Fund’s investment portfolio generally will be comprised of the following:

•                     Public Infrastructure Investments. The Fund will, under normal circumstances, invest at least 60%, and generally expects to invest approximately 75%, of its total assets in listed equity securities of infrastructure-related issuers. Equity securities in which the Fund intends to invest include primarily common stocks, preferred stocks and depositary receipts. The Fund may invest in securities of issuers of any market capitalization.  During the period of initial investment in Private Infrastructure Opportunities (defined below), and as the Fund approaches the end of its of its 15-year term (see “Term” below), the Fund may invest up to 100% in public infrastructure investments.

•                     Private/Direct Infrastructure Investments. The Fund will make direct investments in infrastructure assets through private transactions, which may include investments alongside other funds or accounts advised by the Adviser or its affiliates in certain infrastructure assets (“Co-Investment Opportunities”).  A “private transaction” means an investment in infrastructure assets directly or through the purchase of securities issued by a sponsor vehicle, including equity securities, warrants, bank or other indebtedness, conversion privileges and other rights, in a transaction that is exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). The Fund may also be offered an opportunity to invest in certain infrastructure assets in a private transaction on a stand-alone basis alongside other investors (“Stand-Alone Opportunities,” and together with Co-Investment Opportunities, “Private Infrastructure Opportunities”). At all times, the Fund will own only a minority ownership interest in each sponsor vehicle (less than 50%). Unless and until the Fund receives an exemptive order from the SEC to co-invest in negotiated Co-Investment Opportunities (which cannot be assured), the Fund will only invest in Co-Investment Opportunities where the transaction is permitted under existing regulatory guidance, such as transactions in which price is the only negotiated term.

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Under normal circumstances, the Fund will invest at least 10%, and currently intends to generally invest closer to 25%, of its total assets, measured at the time of investment, in Private Infrastructure Opportunities. However, as a result of the relatively limited availability of Private Infrastructure Opportunities, the Fund may have a lower percentage of its total assets invested in Private Infrastructure Opportunities during the initial 24 months following inception. In addition, as the Fund disposes of individual Private Infrastructure Opportunities, the Fund will look to redeploy its capital into new Private Infrastructure Opportunities, which may be scarce. As the Fund approaches the end of its 15-year term, the Fund may refrain from making new Private Infrastructure Opportunities, if necessary, for liquidity purposes, and increase its allocation to listed infrastructure investments.  During such period, the Fund may have a lower percentage of its total assets invested in Private Infrastructure Opportunities.

In addition, the Fund may use derivative instruments from time to time, primarily to hedge currency exposure, although it is not required to do so. The Fund will value derivatives based on market value or fair value for purposes of its 80% investment policy.

Leverage. The Fund currently does not intend to borrow money or issue debt securities or preferred shares. The Fund is, however, permitted to borrow money or issue debt securities in an amount up to 33 1/3% of the value of the Fund’s total assets, and issue preferred shares in an amount up to 50% of its total assets. Although it has no present intention to do so, the Fund reserves the right to borrow money from banks or other financial institutions, or issue debt securities or preferred shares, in the future if it believes that market conditions would be conducive to the successful implementation of a leveraging strategy through borrowing money or issuing debt securities or preferred shares. See “Leverage.”

The use of leverage, if employed, is subject to numerous risks. When leverage is employed, the Fund’s NAV, the market price of the Fund’s common shares and the yield to holders of the Fund’s common shares will be more volatile than if leverage was not used. For example, a rise in short-term interest rates, which currently are near historically low levels, generally will cause the Fund’s NAV to decline more than if the Fund had not used leverage. A reduction in the Fund’s NAV may cause a reduction in the market price of the Fund’s common shares. The Fund cannot assure you that the use of leverage will result in a higher yield on the Fund’s common shares. Any leveraging strategy the Fund may employ may not be successful. See “Risk Factors—Operational Risks—Leverage Risks.”

Market Opportunity. ASII believes that there are special opportunities to benefit from global spending in infrastructure over the next several decades. Infrastructure promotes prosperity and growth and contributes to quality of life, including the social well-being, health and safety of citizens, and the quality of the environment. Infrastructure investment is not a luxury but a necessity for economic growth, productivity, competitiveness, social development and the elimination of poverty.  Spending in the developed market countries is driven by the need to repair and upgrade their infrastructure in order to preserve their international competitiveness. Spending in the emerging market countries is driven by the need to build their infrastructure in order to facilitate the growth of their aspirational economies.

Term. The Fund’s Declaration of Trust provides that the Fund will have a limited period of existence and will dissolve as of the close of business fifteen (15) years from the effective date of the initial registration statement of the Fund (such date, including any extension, the “Termination Date”); provided, that the Board of Trustees (the “Board” or “Board of Trustees”) may vote to extend the Termination Date (1) for one period that may in no event exceed one year following the Termination Date, and (2) for one additional period that may in no event exceed six months, in each case without a vote of the Fund’s shareholders. On or before the Termination Date, the Fund will cease its investment operations, retire or redeem its leverage facilities, if any, liquidate its investment portfolio (to the extent possible) and distribute all of its liquidated net assets to common shareholders of record in one or more distributions on or after the Termination Date. Notwithstanding the foregoing, if the Board of Trustees determines to cause the Fund to conduct an Eligible Tender Offer (as defined herein) and the Eligible Tender Offer is completed, the Board of Trustees may, in its sole discretion and without any action by the shareholders of the Fund, eliminate the Termination Date and provide for the Fund’s perpetual existence, subject to the terms and conditions described herein.

The Fund’s Declaration of Trust provides that an eligible tender offer (an “Eligible Tender Offer”) is a tender offer by the Fund to purchase up to 100% of the then-outstanding common shares of beneficial interest (“common shares”) of the Fund as of a date within the 12 months preceding the Termination Date. It is anticipated that shareholders who properly tender common shares in the Eligible Tender Offer will receive a purchase price equal to the net asset value per share as of a date following the expiration date of the Eligible Tender Offer and prior to the payment date. The Fund’s Declaration of Trust provides that, following an Eligible Tender Offer, the Fund must have at least $100 million of net assets to ensure its continued viability (the “Termination Threshold”). If the number of properly tendered common shares would result in the

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Fund’s net assets totaling less than the Termination Threshold, the Eligible Tender Offer will be terminated and no common shares will be repurchased pursuant to the Eligible Tender Offer. Instead, the Fund will begin (or continue) liquidating its investment portfolio and proceed to terminate on the Termination Date. If the number of properly tendered common shares would result in the Fund’s net assets totaling greater than the Termination Threshold, the Fund will purchase all common shares properly tendered and not withdrawn pursuant to the terms of the Eligible Tender Offer. Following the completion of an Eligible Tender Offer, the Board of Trustees may vote to eliminate the Termination Date without a vote of the Fund’s shareholders and cause the Fund to have a perpetual existence.

The Fund’s final distribution to common shareholders on the Termination Date and the amount paid to participating common shareholders upon completion of an Eligible Tender Offer will be based upon the Fund’s net asset value at such time. Depending on a variety of factors, including the performance of the Fund’s investment portfolio over the period of its operations, the amount distributed to common shareholders in connection with the Fund’s termination or paid to participating common shareholders upon completion of an Eligible Tender Offer may be less, and potentially significantly less, than an investor’s original investment. Additionally, although tendering shareholders will receive an amount equal to net asset value for their shares in an Eligible Tender Offer, given the nature of certain of the Fund’s investments, the Fund’s net asset value may be impacted by the sale of such investments and, as a result, the amount actually distributed upon the Fund’s termination may be less than the Fund’s net asset value per share on the Termination Date, and the amount actually paid upon completion of an Eligible Tender Offer may be less than the Fund’s net asset value per share on the expiration date of the Eligible Tender Offer. See “Risk Factors— Investment Risks—General—Limited Term and Tender Offer Risks.”

Distributions. The Fund intends to distribute monthly all or a portion of its net investment income, including current gains, to common shareholders. The Fund’s monthly distributions may include return of capital, which represents a return of a shareholder’s original investment in the Fund. In addition, on an annual basis,  the Fund intends to distribute in the last calendar quarter realized net capital gains, if any.  See “Distributions.”

Leverage. The Fund currently does not intend to borrow money or issue debt securities or preferred shares. The Fund is, however, permitted to borrow money or issue debt securities in an amount up to 33 1/3% of the value of the Fund’s total assets, and issue preferred shares in an amount up to 50% of its total assets. Although it has no present intention to do so, the Fund reserves the right to borrow money from banks or other financial institutions, or issue debt securities or preferred shares, in the future if it believes that market conditions would be conducive to the successful implementation of a leveraging strategy through borrowing money or issuing debt securities or preferred shares. See “Leverage.”

The use of leverage, if employed, is subject to numerous risks. When leverage is employed, the Fund’s NAV, the market price of the Fund’s common shares and the yield to holders of the Fund’s common shares will be more volatile than if leverage was not used. For example, a rise in short-term interest rates, which currently are near historically low levels, generally will cause the Fund’s NAV to decline more than if the Fund had not used leverage. A reduction in the Fund’s NAV may cause a reduction in the market price of the Fund’s common shares. The Fund cannot assure you that the use of leverage will result in a higher yield on the Fund’s common shares. Any leveraging strategy the Fund may employ may not be successful. See “Risk Factors—Operational Risks—Leverage Risks.”

Investment Adviser and Subadviser. Aberdeen Standard Investments Inc., a Delaware corporation formed in 1993, serves as the investment adviser to the Fund. The Adviser’s principal place of business is located at 1900 Market Street, Suite 200, Philadelphia, Pennsylvania 19103. The Adviser manages and supervises the investment of the Fund’s assets on a discretionary basis.

Aberdeen Asset Managers Limited (the “Subadviser”), a corporation organized under the laws of Scotland, serves as Subadviser to the Fund. The Subadviser's registered address is located at 10 Queen’s Terrace, Aberdeen, Scotland AB10 1YG.

Each of the Adviser and Subadviser is a wholly-owned subsidiary of Aberdeen Asset Management PLC (“Aberdeen PLC”), which has its registered offices at 10 Queen’s Terrace, Aberdeen, Scotland AB10 1YG, and is an indirect wholly owned subsidiary of Standard Life Aberdeen plc, which is listed on the London Stock Exchange and manages or administers approximately $643.2 billion in assets as of December 31, 2019. Standard Life Aberdeen plc and its affiliates provide asset management and investment solutions for clients and customers worldwide. Standard Life Aberdeen plc, its affiliates and subsidiaries are referred to collectively herein as “ASI.”

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In rendering investment advisory services, the Adviser and Subadviser may use the resources of investment adviser subsidiaries of Standard Life Aberdeen plc. These affiliates have entered into a memorandum of understanding / personnel sharing procedures (“MOU”) pursuant to which investment professionals from each affiliate may render portfolio management and research services to U.S. clients of the Standard Life Aberdeen plc affiliates, including the Fund, as associated persons of the Adviser or Subadviser. No remuneration is paid by the Fund with regards to the MOU.

This prospectus sets forth the information about the Fund that you should know before investing. You should read this prospectus before deciding whether to invest in the Fund. You should retain this prospectus for future reference. A statement of additional information, dated [ ], as supplemented from time to time, containing additional information, has been filed with the SEC and is incorporated by reference in its entirety into this prospectus. You may request a free copy of the statement of additional information (the table of contents of which is on page [ ] of this prospectus), the Fund’s annual and semi-annual reports (when available), and other information about the Fund or make shareholder inquiries, by calling toll-free at 877-525- 7330  or by writing to the Fund c/o Aberdeen Standard Investments Inc., 1900 Market Street, Suite 200, Philadelphia, PA 19103. Certain information about the Fund also will be available for free on the Adviser’s website at http://www.aberdeen[ ].com (information included on such website does not form part of this prospectus) or from the SEC’s website (http://www.sec.gov).

The Fund’s securities do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

IMPORTANT NOTE:

Beginning with shareholder reports for the period ending [ ], 2021, as permitted by regulations adopted by the SEC, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically following the instructions included with this disclosure or by contacting your financial intermediary or the Fund.

You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by contacting the Fund at 877-525-7330 or your financial intermediary. Your election to receive reports in paper will apply to all funds held with your financial intermediary.

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CAUTIONARY NOTICE REGARDING FORWARD-LOOKING STATEMENTS

This prospectus and the statement of additional information contain “forward-looking statements.” Forward- looking statements can be identified by the words “may,” “will,” “intend,” “expect,” “estimate,” “continue,” “plan,” “anticipate,” “could,” “should” and similar terms and the negative of such terms. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Fund’s actual results are the performance of the portfolio of securities and other investments that the Fund holds from time to time; the time necessary to fully invest the proceeds of this offering; the conditions in the U.S. and international financial, infrastructure, energy, municipal and other markets; our business prospects and the prospects of our portfolio companies including as to the impact of the novel coronavirus, or COVID-19, on our portfolio company investments; the level and volatility of commodity prices and interest rates; the price at which the Fund’s shares will trade in the public markets; and other factors.

Although the Fund believes that the expectations expressed in its forward-looking statements are reasonable, actual results could differ materially from those projected or assumed in its forward-looking statements. The Fund’s future financial condition and results of operations, as well as any forward-looking statements, are subject to change and are subject to inherent risks and uncertainties, such as those disclosed in the “Risk Factors” section of this prospectus. All forward-looking statements contained or incorporated by reference in this prospectus are made as of the date of this prospectus. Except for the Fund’s ongoing obligations under the federal securities laws, it does not intend, and it undertakes no obligation, to update any forward-looking statement. The forward-looking statements contained in this prospectus are excluded from the safe harbor protection provided by Section 27A of the Securities Act.

Currently known risk factors that could cause actual results to differ materially from the Fund’s expectations include, but are not limited to, the factors described in the “Risk Factors” section of this prospectus. Please review that section carefully for a more detailed discussion of the risks of an investment in the Fund.

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TABLE OF CONTENTS

PROSPECTUS SUMMARY	1

SUMMARY OF FUND EXPENSES	17

THE FUND	20

USE OF PROCEEDS	20

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES	20

RISK FACTORS	26

LEVERAGE	39

MANAGEMENT OF THE FUND	41

DETERMINATION OF NET ASSET VALUE	45

DISTRIBUTIONS	46

DIVIDEND REINVESTMENT PLAN	47

DESCRIPTION OF SECURITIES	49

CERTAIN PROVISIONS IN THE DECLARATION OF TRUST AND BYLAWS	51

CLOSED-END COMPANY STRUCTURE	54

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS	55

UNDERWRITERS	63

ADMINISTRATOR/FUND ACCOUNTANT, CUSTODIAN AND TRANSFER AGENT	67

LEGAL MATTERS	67

AVAILABLE INFORMATION	67

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

You should rely only on the information contained or incorporated by reference in this prospectus. The Fund has not, and the underwriters have not, authorized anyone to provide you with different or inconsistent information. If anyone provides you with different or inconsistent information, you should not rely on it. The Fund is not, and the underwriters are not, making an offer of these securities in any jurisdiction where the offer is not permitted. You should not assume that the information contained in this prospectus is accurate as of any date other than the date on the front of this prospectus. The Fund’s business, financial condition and prospects may have changed since that date.

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PROSPECTUS SUMMARY

The following summary contains basic information about the Fund and its common shares. It is not complete and may not contain all of the information you may want to consider. You should review the more detailed information contained elsewhere in this prospectus and in the statement of additional information, especially the information set forth under the heading “Risk Factors” beginning on page [ ] of this prospectus.

THE FUND

The Fund is a newly organized, non-diversified, closed-end management investment company with no operating history. Throughout this prospectus, Aberdeen Standard Global Income Infrastructure Fund is referred to simply as the “Fund” or as “we,” “us” or “our.”

The Adviser and Subadviser

Aberdeen Standard Investments Inc. (“ASII” or the “Adviser”) serves as the investment adviser to the Fund. Aberdeen Asset Managers Limited (the “Subadviser”) serves as subadviser to the Fund. Each of the Adviser and Subadviser is an indirect wholly-owned subsidiary of Standard Life Aberdeen plc, which is listed on the London Stock Exchange and manages or administers approximately $643.2 billion in assets as of December 31, 2019. Standard Life Aberdeen plc and its affiliates provide asset management and investment solutions for clients and customers worldwide. Standard Life Aberdeen plc, its affiliates and subsidiaries are referred to collectively herein as “ASI”.

For more information about the Adviser and Subadviser, see “Management of the Fund—Investment Adviser and Subadviser.”

The Offering

The Fund is offering [ ] common shares of beneficial interest (“common shares”) at $[ ] per share through a group of underwriters (the “Underwriters”) led by [ ] and [ ]. You must purchase at least [ ] common shares ($[ ]) in this offering. We have given the Underwriters an option to purchase up to [ ]  additional common shares within [ ] days of the date of this prospectus solely to cover over-allotments, if any. See “Underwriters.” The Adviser has agreed to pay all of our organizational expenses and all offering costs associated with this offering.

Who May Want to Invest

Investors should consider their financial situation and needs, investment goals, time horizons and risk tolerance before investing in the Fund’s common shares. An investment in the Fund’s common shares is not appropriate for all investors and is not intended to be a complete investment program. The Fund may be an appropriate investment for investors who are seeking:

•       A high level of total return with an emphasis on current income;

•       Exposure to infrastructure-related issuers in a range of sectors from countries around the world, including emerging markets;

•       Access to direct investments that may not otherwise be widely available to many investors;

•                     A fund with daily liquidity on secondary markets and a term fund with a potential liquidity event at net asset value occurring within 15 years, subject to extensions;

•       Potential for lower correlation to the broader market;

•                     Professional securities selection and active management by an experienced investment team that has managed global infrastructure investments across various business cycles; and

•       A fund managed by a market leader in infrastructure asset and income investing.

An investment in the Fund’s common shares involves a high degree of risk. Investors could lose some or all of their investment. See “Risk Factors.”

Investment Objective

The Fund’s investment objective is to seek to provide a high level of total return with an emphasis on current income. There is no assurance that the Fund will achieve its investment objective.

Investment Strategies and Policies

The Fund seeks to achieve its investment objective by investing in a portfolio of income-producing public and private infrastructure equity investments across the globe.

Under normal circumstances, at least 80% of the Fund’s net assets (plus the amount of any borrowings for investment purposes) will be invested in U.S. and non-U.S. infrastructure-related issuers. The Fund considers an issuer to be infrastructure-related if (i) at least 50% of the issuer’s assets consist of infrastructure assets or (ii) at least 50% of the issuer’s gross income or net profits are attributable to or derived, directly or indirectly, from the ownership, management, construction, development, operation, utilization or financing of infrastructure assets. Infrastructure assets are the physical structures and networks that provide necessary services to society. Examples of infrastructure assets include, but are not limited to, transportation assets (e.g., toll roads, bridges, tunnels, parking facilities, railroads, rapid transit links, airports, refueling facilities and seaports), utility assets (e.g., electric transmission and distribution lines, power generation facilities, gas and water distribution facilities, sewage treatment plants), communications assets (e.g., wireless telecommunication services, cable and satellite networks, broadcast and wireless towers), energy infrastructure assets (e.g., pipelines) and social assets (e.g., courthouses, hospitals, schools, correctional facilities, stadiums and subsidized housing).

The Fund may invest in issuers located anywhere in the world, including issuers located in emerging markets. Under normal circumstances, the Fund will invest in issuers from at least three different countries and will invest significantly (at least 40% of its total assets —unless market conditions are not deemed favorable by the Adviser, in which case the Fund would invest at least 30% of its total assets) in non-U.S. issuers. A company is considered a non-U.S. issuer if Fund management determines that the company meets one or more of the following criteria:

•   the company is organized under the laws of or has its principal place of business in a country outside the U.S.;

•   the company has its principal securities trading market in a country outside the U.S.; and/or

•   the company derives the majority of its annual revenue or earnings or assets from goods produced, sales made or services performed in a country outside the U.S.

It is currently anticipated that the Fund’s investments in emerging market issuers will not exceed 30% of the Fund’s total assets. At times, the Fund may have a significant amount of its assets invested in a country or geographic region. The Fund may invest in securities denominated in U.S. Dollars and currencies of foreign countries.

The Fund’s investment portfolio generally will be comprised of the following:

•       Public Infrastructure Investments. The Fund will, under normal circumstances, invest at least 60%, and generally expects to invest approximately 75%, of its total assets in listed equity securities of infrastructure-related issuers. Equity securities in which the Fund intends to invest include primarily common stocks, preferred stocks and depositary receipts. The Fund may invest in securities of any market capitalization.  During the period of initial investment in Private Infrastructure Opportunities (defined below), and as the Fund approaches the end of its 15-year term (see “Term” below), the Fund may invest up to 100% in public infrastructure investments.

•      Private/Direct Infrastructure Investments. The Fund will make direct investments in infrastructure assets through private transactions, which may include investments alongside other funds or accounts advised by the Adviser or its affiliates in certain infrastructure assets (“Co-Investment Opportunities”).  A “private transaction” means an investment in infrastructure assets directly or through the purchase of securities issued by a sponsor vehicle, including equity securities, warrants, bank or other indebtedness, conversion privileges and other rights, in a transaction that is exempt from registration under the Securities Act of 1933, as amended (the "Securities Act"). The Fund may also be offered an opportunity to invest in certain infrastructure assets in a private transaction on a stand-alone basis alongside other investors (“Stand-Alone Opportunities”, and together with “Co-Investment Opportunities, “Private Infrastructure Opportunities”). At all times, the Fund will own only a minority ownership interest in each sponsor vehicle (less than 50%). Unless and until the Fund receives an exemptive order from the Securities and Exchange Commission ("SEC") to co-invest in negotiated Co-Investment Opportunities (which cannot be assured), the Fund will only invest in Co-Investment Opportunities where the transaction is permitted under existing regulatory guidance, such as transactions in which price is the only negotiated term.  Under normal circumstances, the Fund will invest at least 10%, and currently intends to generally invest closer to 25% of its total assets, measured at the time of investment, in Private Infrastructure Opportunities. However, as a result of the relatively limited availability of Private Infrastructure Opportunities, the Fund may have a lower percentage of its total assets invested in Private Infrastructure Opportunities, and a higher percentage of its assets invested in publicly listed infrastructure issuers, during the initial 24 months following inception. In addition, as the Fund disposes of individual Private Infrastructure Opportunities, the Fund will look to redeploy its capital into new Private Infrastructure Opportunities, which may be scarce. As the Fund approaches the end of its 15-year term, the Fund may refrain from making new Private Infrastructure Opportunities, if necessary, for liquidity purposes, and increase its allocation to listed infrastructure investments.  During such periods, the Fund may have a lower percentage of its total assets invested in Private Infrastructure Opportunities.

Certain Private Infrastructure Opportunities may be issued by sponsor vehicles structured, for administrative and/or tax purposes, as funds that would be investment companies but for the provisions of Section 3(c)(1) and 3(c)(7) of the 1940 Act (“unregistered funds”) . Such funds do not have the same characteristics as funds commonly known as “hedge funds” or “private equity funds”. The Fund does not currently intend to invest in unregistered funds that are commonly known as “hedge funds” or “private equity funds” as part of its principal investment strategies and will limit its investments in unregistered funds that are commonly known as “hedge funds” or “private equity funds” to no more than 15% of its net assets. In addition, to the extent that any sponsor vehicles charge a performance fee, the Fund will limit its investments in such sponsor vehicles to no more than 15% of the Fund's net assets.

In addition, the Fund may use derivative instruments from time to time, primarily to hedge currency exposure, although it is not required to do so. The Fund will value derivatives based on market value or fair value for purposes of its 80% investment policy.

In selecting public infrastructure investments, the Adviser’s and Subadviser’s global equity investment team (“Global Equity Team”) employs a fundamental, bottom-up investment process, based on first-hand research and disciplined company evaluation. As active equity investors, ASII uses deep fundamental research, responsible stewardship around environmental, social and governance factors, and a disciplined investment process to achieve the Fund’s investment objective.

With respect to the Fund’s private/direct infrastructure investments, ASII’s real assets investment team's ("Real Assets Team") process combines the team’s expertise in sourcing, diligencing and monitoring Private Infrastructure Opportunities developed over the past decade. ASI maintains a database of hundreds of industry contacts and tracks a vast number of investment opportunities on an ongoing basis. ASI uses this informational advantage, combined with first hand research, a disciplined due diligence process and its experience and understanding of the infrastructure sector and the related risks, in order to select Private Infrastructure Opportunities that the team believes will help it achieve the Fund’s investment objective. ASII’s Real Assets investment team pursues Private Infrastructure Opportunities as a means of dynamically allocating capital and taking advantage of specific market opportunities. The Adviser believes that these opportunities can generate incremental returns depending on the timing and quality of available opportunities.

The Fund may invest up to 20% of its net assets in securities issued by companies that are not infrastructure companies. The Fund may also invest in debt securities, which the Fund currently expects will consist primarily of short-term debt obligations, cash or cash equivalents at times when deemed favorable by the Adviser.

The Fund intends to achieve the income component of its investment objective by investing in dividend-paying listed equity securities and Private Infrastructure Opportunities. Until the Fund is invested in Private Infrastructure Opportunities in accordance with its investment policies, up to 5% of the Fund’s total assets may be invested in accordance with a dividend capture strategy.

Unless otherwise stated herein or in the statement of additional information, the Fund’s investment policies are non-fundamental policies and may be changed by the Board without prior shareholder approval. The Fund’s policy to invest at least 80% of its net assets (plus any borrowings for investment purposes) in U.S. and non-U.S. infrastructure-related issuers may be changed by the Board without shareholder approval; however, if this policy changes, the Fund will provide shareholders at least 60 days’ written notice before implementation of the change in compliance with SEC rules. Unless otherwise stated, these investment restrictions apply at the time of purchase; the Fund will not be required to reduce a position due solely to market price fluctuations.

During the period in which the Fund is investing the net proceeds of this offering, the Fund may deviate from its investment policies by investing the net proceeds in money market mutual funds, cash, cash equivalents, securities issued or guaranteed by the U.S. government or its instrumentalities or agencies, high quality, short- term money market instruments, short-term debt securities, certificates of deposit, bankers’ acceptances and other bank obligations, commercial paper or other liquid debt securities. The Fund expects to fully invest the net proceeds of the Fund’s initial share offering in a portfolio of primarily publicly listed investments within one month after the closing of this offering. Under current market conditions, the Fund will seek to reinvest a portion of the initial portfolio of publicly listed investments into Private Infrastructure Opportunities over a period of approximately 24 months after the closing of this offering. The Fund’s portfolio turnover is expected to be higher during the initial 24 months following the closing of this offering as it transitions a portion of its publicly traded securities portfolio to Private Infrastructure Opportunities.

In addition, within 3 to 5 years prior to the Termination Date, the Fund may cease to make new investments in Private Infrastructure Opportunities, which typically also have a term or life, which may exceed the remaining term of the Fund. During this period, the portion of the Fund’s assets allocated to Private Infrastructure Opportunities will decline over time and the Fund will invest the proceeds in publicly listed investments.

Immediately leading up to the Termination Date, in connection with the Eligible Tender Offer, the Fund may invest a significant portion of its assets in money market mutual funds, cash, cash equivalents, securities issued or guaranteed by the U.S. government or its instrumentalities or agencies, high quality, short- term money market instruments, short-term debt securities, certificates of deposit, bankers’ acceptances and other bank obligations, commercial paper or other liquid debt securities. Under adverse market or economic conditions, the Fund may invest up to 100% of its total assets in these securities on a temporary basis. To the extent the Fund invests in these securities, the Fund may not achieve its investment objective. See “Investment Objective and Principal Investment Strategies—Investment Policies.”

For more information about the Fund’s investment strategies, see “Investment Objective and Principal Investment Strategies.”

Market Opportunity

ASII believe that there are special opportunities to benefit from global spending in infrastructure over the next several decades. Infrastructure promotes prosperity and growth and contributes to quality of life, including the social well-being, health and safety of citizens, and the quality of the environment. Infrastructure investment is not a luxury but a necessity for economic growth, productivity, competitiveness, social development and the elimination of poverty.  Spending in the developed market countries is driven by the need to repair and upgrade their infrastructure in order to preserve their international competitiveness. Spending in the emerging market countries is driven by the need to build their infrastructure in order to facilitate the growth of their aspirational economies.

Term

The Fund’s Declaration of Trust provides that the Fund will have a limited period of existence and will dissolve as of the close of business fifteen (15) years from the effective date of the initial registration statement of the Fund (such date, including any extension, the “Termination Date”); provided that the Board of Trustees (the “Board” or “Board of Trustees”) may, in its sole discretion and without any action by the shareholders of the Fund, vote to extend the Termination Date (1) for one period that may in no event exceed one year following the Termination Date, and (2) for one additional period that may in no event exceed six months. Notwithstanding the foregoing, if the Board of Trustees determines to cause the Fund to conduct an Eligible Tender Offer (as defined below), and the Eligible Tender Offer is completed, the Board of Trustees may, in its sole discretion and without any action by the shareholders of the Fund, eliminate the Termination Date and provide for the Fund’s perpetual existence, subject to the terms and conditions described below.

Eligible Tender Offer. The Fund’s Declaration of Trust provides that an eligible tender offer (an “Eligible Tender Offer”) is a tender offer by the Fund to purchase up to 100% of the then-outstanding common shares as of a date within the 12 months preceding the Termination Date. It is anticipated that shareholders who properly tender common shares in the Eligible Tender Offer will receive a purchase price equal to the net asset value per share as of a date following the expiration date of the Eligible Tender Offer and prior to the payment date. In an Eligible Tender Offer, the Fund will offer to purchase all outstanding common shares held by each shareholder.  The Fund’s Declaration of Trust provides that, following an Eligible Tender Offer, the Fund must have at least $100 million of net assets to ensure the Fund’s continued viability (the “Termination Threshold”).

If the number of common shares properly tendered in an Eligible Tender Offer would result in the Fund’s net assets totaling greater than the Termination Threshold, the Fund will purchase all common shares properly tendered and not withdrawn pursuant to the terms of the Eligible Tender Offer and following the completion of such Eligible Tender Offer, the Board of Trustees may, in its sole discretion and without any action by the shareholders of the Fund, eliminate the Termination Date and cause the Fund to have a perpetual existence. See “Risk Factors—Investment Risks—General—Limited Term and Tender Offer Risks.” In making a decision to eliminate the Termination Date to provide for the Fund’s perpetual existence, the Board of Trustees will take such actions with respect to the Fund’s continued operations as it deems to be in the best interests of the Fund, based on market conditions at such time, the extent of common shareholder participation in the Eligible Tender Offer and all other factors deemed relevant by the Board of Trustees in consultation with the Adviser, taking into account that the Adviser may have a potential conflict of interest in seeking to convert the Fund to a perpetual fund.

If the number of properly tendered common shares would result in the Fund’s net assets totaling less than the Termination Threshold, the Eligible Tender Offer will be terminated, no common shares will be repurchased pursuant to the Eligible Tender Offer and the Fund will begin (or continue) liquidating the Fund’s investment portfolio and proceed to terminate on the Termination Date.

The Adviser will pay all costs and expenses associated with the making of an Eligible Tender Offer, other than brokerage and related transaction costs associated with disposition of portfolio investments in connection with the Eligible Tender Offer, which will be borne by the Fund and its common shareholders. An Eligible Tender Offer would be made, and common shareholders would be notified thereof, in accordance with the Fund’s Declaration of Trust, the 1940 Act, the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the applicable tender offer rules thereunder (including Rule 13e-4 and Regulation 14E under the Exchange Act).

Termination, Liquidation. On or before the Termination Date, the Fund will cease its investment operations, retire or redeem its leverage facilities, if any, liquidate its investment portfolio (to the extent possible) and distribute all of its liquidated net assets to common shareholders of record in one or more distributions on or after the Termination Date. In determining whether to extend the term, the Board of Trustees may consider a number of factors, including, without limitation, whether the Fund would be unable to sell its assets at favorable prices in a time frame consistent with the Termination Date due to lack of market liquidity or other adverse market conditions, or whether market conditions are such that it is reasonable to believe that, with an extension, the Fund’s remaining assets would appreciate and generate income in an amount that, in the aggregate, is meaningful relative to the cost and expense of continuing its operations.

The Fund’s Adviser and Subadviser will seek to manage its investment portfolio consistent with its obligation to cease operations on the Termination Date. To that end, the Adviser and Subadviser intend to seek Private Infrastructure Opportunities that they reasonably expect can be sold or otherwise exited at favorable prices on or before the Termination Date. However, there is no assurance that a market or other exit strategy will be available for the Fund’s less liquid investments, including investments in Private Infrastructure Opportunities. As the Termination Date approaches, the Fund expects that the Adviser and Subadviser will seek to liquidate the Fund’s less liquid investments. As a result, based on prevailing market conditions, available investment opportunities and other factors, the Fund may invest the proceeds from the sale of such investments in corporate debt securities or in listed equity securities, thereby increasing the portion of its total assets invested in those types of securities, or the Adviser may invest the proceeds in money market mutual funds, cash, cash equivalents, securities issued or guaranteed by the U.S. government or its instrumentalities or agencies, high quality short-term money market instruments, short-term debt securities, certificates of deposit, bankers’ acceptances and other bank obligations, commercial paper or other liquid debt securities. As a result, as the Termination Date approaches, the Fund’s monthly cash distributions may decline, and there can be no assurance that the Fund will achieve its investment objective or that its investment strategies will be successful.

Depending on a variety of factors, including the performance of the Fund’s investment portfolio over the period of its operations, the amount distributed to common shareholders in connection with the Fund’s termination or paid to participating common shareholders upon completion of an Eligible Tender Offer may be less, and potentially significantly less, than your original investment. The Fund’s final distribution to common shareholders on the Termination Date and the amount paid to participating common shareholders upon completion of an Eligible Tender Offer will be based upon the Fund’s net asset value at such time, and initial investors and any investors that purchase the Fund’s common shares after the completion of this offering may receive less, and potentially significantly less, than their original investment. Additionally, although tendering shareholders will receive an amount equal to net asset value for their shares in an Eligible Tender Offer, given the nature of certain of the Fund’s investments, the Fund’s net asset value may be impacted by the sale of such investments and, as a result, the amount actually distributed upon the Fund’s termination may be less than the Fund’s net asset value per share on the Termination Date, and the amount actually paid upon completion of an Eligible Tender Offer may be less than the Fund’s net asset value per share on the expiration date of the Eligible Tender Offer.

Because the Fund’s assets will be liquidated in connection with its termination or to pay for common shares tendered in an Eligible Tender Offer, the Fund may be required to sell portfolio securities when it otherwise would not, including at times when market conditions are not favorable, which may cause the Fund to lose money. The Fund will make a distribution on the Termination Date of all cash raised from the liquidation of its assets prior to that time. However, given the nature of certain of the Fund’s investments, particularly its investments in Private Infrastructure Opportunities, the Fund may be unable to liquidate certain of its investments until well after the Termination Date. In this case, the Fund may make one or more additional distributions after the Termination Date of any cash received from the ultimate liquidation of those investments.

This would delay distribution payments, perhaps for an extended period of time, and there can be no assurance that the total value of the cash distribution made on the Termination Date and such subsequent distributions, if any, will equal the Fund’s net asset value on the Termination Date, depending on the ultimate results of such post-Termination Date asset liquidations. If, as a result of lack of market liquidity or other adverse market conditions, the Fund’s Board of Trustees determines it is in the best interests of the Fund, the Fund may transfer any illiquid portfolio investments that remain unsold on the Termination Date to a liquidating trust and distribute interests in such liquidating trust to common shareholders as part of its final distribution. The liquidating trust, if used, would be a separate entity from the Fund and, in reliance on Section 7 of the 1940 Act, would not be a registered investment company under the 1940 Act. Interests in the liquidating trust are expected to be nontransferable, except by operation of law. The sole purpose of the liquidating trust would be to hold illiquid investments of the Fund that were unable to be sold and to dispose of such investments. As such investments are sold over time by the liquidating trust, the liquidating trust would distribute cash to its shareholders.

There can be no assurance as to the timing of or the value obtained from such liquidation. See “Risk Factors—Investment Risks—General—Limited Term and Tender Offer Risks.”

The Fund is not a so called “target date” or “life cycle” fund whose asset allocation becomes more conservative over time as its target date, often associated with retirement, approaches. In addition, the Fund is not a “target term” fund whose investment objective is to return its original NAV on the Termination Date or in an Eligible Tender Offer. The final distribution of net assets per common share upon termination or the price per common share in an Eligible Tender Offer may be more than, equal to or less than the initial public offering price per common share.

Listing and Symbol

The Fund’s common shares are expected to be listed on the New York Stock Exchange (“NYSE”) under the trading or “ticker” symbol “[ ],” subject to notice of issuance.

Use of Proceeds

The Fund expects to use the net proceeds from the sale of its common shares to invest in accordance with its investment objective and policies and for working capital purposes. The Fund expects to fully invest the net proceeds of this offering in an initial portfolio of primarily publicly listed investments within one month after the closing of this offering. Pending such investment, the net proceeds of this offering may be invested in money market mutual funds, cash, cash equivalents, securities issued or guaranteed by the U.S. government or its instrumentalities or agencies, high quality, short-term money market instruments, short-term debt securities, certificates of deposit, bankers’ acceptances and other bank obligations, commercial paper or other liquid debt securities.

In addition, under current market conditions, the Fund will seek to reinvest a portion of the initial portfolio of publicly listed investments into Private Infrastructure Opportunities over a period of approximately 24 months after the closing of this offering. See “Use of Proceeds” and “Risk Factors—Operational Risks—Delay in Use of Proceeds Risk.”

Fees

Pursuant to the Fund’s investment advisory agreement with the Adviser, the Fund will by the Adviser a fee for its investment management services equal to an annual rate of [ ]% of the average daily value of the Fund’s “Managed Assets” (defined as total assets minus the sum of accrued liabilities (other than debt entered into for purposes of leverage and the aggregate liquidation preference of any outstanding preferred shares of beneficial interest (“preferred shares”)).

The Adviser will enter into a subadvisory agreement with the Subadviser with respect to the Fund and pay the Subadviser a subadvisory fee based on the Fund’s average daily Managed Assets. The subadvisory fee payable to the Subadviser will be paid by the Adviser out of the investment management fee it receives from the Fund.

Each of the investment management fee that the Fund pays the Adviser and the subadvisory fee that the Adviser pays the Subadviser will be calculated and accrued daily and paid monthly in arrears. See “Management of the Fund—Compensation and Expenses.”

In rendering investment advisory services, the Adviser and Subadviser may use the resources of investment adviser subsidiaries of Standard Life Aberdeen plc. These affiliates have entered into a memorandum of understanding / personnel sharing procedures (“MOU”) pursuant to which investment professionals from each affiliate may render portfolio management and research services to U.S. clients of the Standard Life Aberdeen plc affiliates, including the Fund, as associated persons of the Adviser or Subadviser. No remuneration is paid by the Fund with regards to the MOU.

The Adviser and the Fund have entered into an expense limitation and reimbursement agreement (the “Expense Limitation Agreement”) under which the Adviser has contractually agreed to waive its fees and to pay or absorb the ordinary operating expenses of the Fund (including offering expenses, but excluding interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses), to the extent that such expenses exceed [ ]% per annum of the Fund's average daily net assets (the “Expense Limitation”). In consideration of the Adviser's agreement to limit the Fund's expenses, the Fund has agreed to repay the Adviser the amount of any fees waived and Fund expenses paid or absorbed, subject to the limitations that: (1) the reimbursement for fees and expenses will be made only if payable not more than three years from the date in which they were incurred; and (2) the reimbursement may not be made if it would cause the Expense Limitation to be exceeded. The Expense Limitation Agreement will remain in effect for one year from the date of this prospectus.

Federal Income Tax Status

The Fund intends to elect to be treated, and to qualify each year, as a regulated investment company (“RIC”) under the Code. Assuming that the Fund qualifies as a RIC, the Fund generally will not be subject to U.S. federal income tax on income and gains that the Fund distributes each taxable year to its shareholders if it meets certain minimum distribution requirements. To qualify as a RIC and maintain the Fund’s RIC status, it will be required to meet asset diversification tests and annual qualifying income and distribution tests. See “Material U.S. Federal Income Tax Considerations.”

Distributions

The Fund intends to distribute monthly all or a portion of its net investment income, including current gains, to common shareholders. The Fund expects to declare the initial distribution approximately 30 to 45 days, and to pay such distribution approximately 45 to 60 days, from the completion of this offering, depending upon market conditions. In addition, on an annual basis, the Fund intends to distribute realized net capital gains, if any.

The Fund expects that the source of the cash payments it receives from its investments will constitute investment company  taxable  income,  as  well  as  long-term  capital  gains  or  return  of  capital  from  such  investments. Investment company taxable income includes, among other items, dividends, interest (including any tax-exempt interest), and net short-term capital gains, less expenses. Long-term capital gains reflect the realized market price received in the sale of an investment security in excess of its cost basis, less net capital losses, including any capital loss carryforwards. A portion of distributions received from the Fund’s investments may be sourced as return of capital.

For federal income tax purposes, distributions of investment company taxable income are generally taxable as  ordinary  income.  However,  it  is  expected  that  part  (but  not  all)  of  the  distributions  to  the Fund’s  common shareholders may be eligible for qualified dividend income treatment for individual and other non-corporate shareholders and the dividend-received deduction for corporate shareholders, assuming the shareholder meets certain holding period and other requirements with respect to its Fund shares. Any distributions in excess of the Fund’s current and accumulated earnings and profits will be treated first, as a tax-deferred return of capital, which is applied against and will reduce the adjusted tax basis of shares and, after such adjusted basis is reduced to  zero,  will  generally  constitute  capital  gains.  Any  long-term  capital  gain  distributions  are  taxable  to shareholders as long-term capital gains regardless of the length of time shares have been held. Net capital gain distributions are not eligible for qualified dividend income treatment or the dividend received deduction. See “Material U.S. Federal Income Tax Considerations” for a discussion regarding federal income tax requirements as a RIC, as well as the potential tax characterization of the Fund’s distributions to shareholders.

Various factors will affect the level of the Fund’s income, such as its asset mix and security mix. The Fund may not be able to make distributions in certain circumstances. To permit the Fund to maintain a more stable distribution, the Board of Trustees may from time to time cause the Fund to distribute less than the entire amount of income earned in a particular monthly period. The undistributed income would be available to supplement future distributions. As a result, the distributions paid by the Fund for any particular monthly period may be more or less than the amount of income actually earned by the Fund during that period. Undistributed income will add to the Fund’s net asset value, and correspondingly, distributions from undistributed income will deduct from the Fund’s net asset value. If distributions paid to common shareholders exceed the amount of income and gains actually earned by the Fund during a period, the excess of such distribution will generally constitute, for federal income tax purposes, a return of capital to the extent of the shareholder’s basis in the shares and capital gain thereafter. A return of capital, which represents a return of a shareholder’s original investment in the Fund, reduces the basis of the shares held by a shareholder, which may increase the amount of gain recognized upon the sale of such shares. See “Distributions” and “Risk Factors—Operational Risks—Distribution Risks.”

Dividend Reinvestment Plan

The Fund intends to have a dividend reinvestment plan for the Fund’s shareholders that will be effective upon completion of this offering. The plan will be an “opt out” dividend reinvestment plan. Registered holders of common shares will automatically be enrolled and entitled to participate in the plan. As a result, if the Fund declares a distribution after the plan is effective, a registered holder’s cash distribution will be automatically reinvested in additional common shares, unless the registered holder specifically “opts out” of the dividend reinvestment plan so as to receive cash distributions. Taxable distributions are subject to federal income tax whether received in cash or additional common shares. See “Dividend Reinvestment Plan” and “Material U.S. Federal Income Tax Considerations.”

Leverage

The Fund currently does not intend to borrow money or issue debt securities or preferred shares. The Fund is, however, permitted to borrow money or issue debt securities in an amount up to 33 1/3% of the value of the Fund’s total assets, and issue preferred shares in an amount up to 50% of its total assets. Although it has no present intention to do so, the Fund reserves the right to borrow money from banks or other financial institutions, or issue debt securities or preferred shares, in the future if it believes that market conditions would be conducive to the successful implementation of a leveraging strategy through borrowing money or issuing debt securities or preferred shares.

Under the 1940 Act, the Fund is not permitted to issue senior securities if, immediately after the issuance of such senior securities, the Fund would have an asset coverage ratio (as defined in the 1940 Act) of less than 300% with respect to senior securities representing indebtedness (i.e., for every dollar of indebtedness outstanding, the

Fund is required to have at least three dollars of assets) or less than 200% with respect to senior securities representing preferred stock (i.e., for every dollar of preferred stock outstanding, the Fund is required to have at least two dollars of assets). The 1940 Act also provides that the Fund may not declare distributions or purchase its stock (including through tender offers) if, immediately after doing so, it will have an asset coverage ratio of less than 300% or 200%, as applicable. However, certain short-term borrowings (such as for cash management purposes) are not subject to the 33 1/3% limitation if (i) repaid within 60 days, (ii) not extended or renewed and (iii) not in excess of 5% of the total assets of the Fund.

There can be no assurance that a leveraging strategy will be successful during any period in which it is used. The use of leverage creates an opportunity for increased income and capital appreciation for common shareholders, but at the same time creates special risks that may adversely affect common shareholders. Because the Fund’s management fee is based upon a percentage of its Managed Assets, the management fee would be higher when the Fund is leveraged. Therefore, the Adviser and the Subadviser have a financial incentive to use leverage, which will create a conflict of interest between the Adviser and Subadviser and the common shareholders, who will bear the costs of the Fund’s leverage, during periods in which it is used. See “Leverage” and “Risk Factors—Operational Risks—Leverage Risks.”

Allocation of Investment Opportunities

As a general matter, there can be no assurances that all investment opportunities identified as suitable by the Adviser and Subadviser will be made available to the Fund. The Adviser and Subadviser expect, from time to time, to be presented with investment opportunities that fall within the Fund’s investment objective and other Adviser- and Subadviser-sponsored investment funds, vehicles and accounts, joint ventures and similar partnerships or arrangements (collectively, “Other ASI Accounts”), and in such circumstances, the Adviser or Subadviser, as applicable, will allocate such opportunities (including, subject to the 1940 Act limitations, any related co-investment opportunities) to the Fund and Other ASI Accounts (including, without limitation, an allocation of 100% of such an opportunity to such Other ASI Accounts) on a basis that the Adviser or Subadviser, as applicable, determines in its sole discretion to be fair and reasonable over time in accordance with its allocation policy and procedures.

Further, prospective investors should note that the Adviser or Subadviser may establish additional Other ASI Accounts with investment objectives, mandates and policies that are substantially similar to those of the Fund. The Adviser or Subadviser may allocate investment opportunities to such Other ASI Accounts, and such Other ASI Accounts may compete with the Fund for specific transactions.

The Adviser or Subadviser may give advice and recommend securities to buy or sell for the Fund, which advice or securities may differ from advice given to, or securities recommended or bought or sold for, Other ASI Accounts, even though their investment objectives may be the same as, or similar to, the Fund’s investment objective.

From time to time, the Adviser or Subadviser may seed proprietary accounts for the purpose of evaluating a new investment strategy that eventually may be available to investors through one or more product structures. Such accounts also may serve the purpose of establishing a performance record for the strategy. The Adviser’s or Subadviser’s management of accounts with proprietary interests and nonproprietary client accounts may create an incentive to favor the proprietary accounts in the allocation of investment opportunities, and the timing and aggregation  of  investments.  The  Adviser  and  Subadviser  have  adopted  various  policies  to  mitigate  these conflicts, including policies that require them to avoid favoring any account. The Adviser’s and Subadviser’s policies also require transactions in proprietary accounts to be placed after client transactions.

The Adviser has the ability to allocate investment opportunities of certain transactions between the Fund, other funds registered under the 1940 Act and other accounts managed by the Adviser pro rata based on available capital, up to the amount proposed to be invested by each (“Co-Investment Opportunities”). The 1940 Act and a rule thereunder impose limits on the Fund’s ability to participate in Co-Investment Opportunities, and the Fund generally will not be permitted to co-invest alongside other funds registered under the 1940 Act and other accounts managed by the Adviser in privately negotiated transactions unless the Fund obtains an exemptive order from the SEC or the transaction is otherwise permitted under existing regulatory guidance, such as certain transactions in publicly traded securities and transactions in which price is the only negotiated term.  To the extent an investment opportunity in a transaction involving the negotiation of any term of the investment other than price or quantity (a “negotiated transaction”) arises, and the Adviser determines that it would be appropriate for both the Fund and other accounts managed by the Adviser, the opportunity will be allocated to the other accounts and the Fund will not participate in the negotiated transaction.

Hedging and Risk Management

The Fund may utilize derivative instruments for hedging and risk management purposes. In particular, the Fund may use foreign currency contracts to hedge currency exposure from time-to-time, but it is not required to hedge its currency exposure.

Risks

Investing in the Fund’s common shares involves risk, including the risk that you may receive little or no return on your investment, or even that you may lose part or all of your investment. The Fund’s strategy of investing typically in infrastructure-related issuers means that the Fund’s performance will be closely tied to the performance of issuers in that sector. The Fund’s emphasis on these investments may present more risk than if we were broadly diversified over numerous industries and sectors of the economy. An investment in the Fund’s common shares will also be subject to the risks inherent to investing in private infrastructure investments. These risks, along with other risks applicable to an investment in the Fund’s common shares, are more fully set forth under the heading “Risk Factors.” Before investing in the Fund’s common shares, you should consider carefully all of these risks.

The Fund’s common shares are not an appropriate investment for a short-term trading strategy. An investment in the Fund should not constitute a complete investment program for any investor and involves a high degree of risk. Due to the uncertainty in all investments, there can be no assurance that the Fund will achieve its investment objective.

SUMMARY OF FUND EXPENSES

The  following  table  and  example  contain  information  about  the  costs  and  expenses  that  common shareholders will bear directly or indirectly. In accordance with SEC requirements, the expenses shown in the table under “Other Expenses,” “Total Annual Expenses” and “Net Annual Expenses” are based on estimated amounts for the Fund’s first full year of operations and assume [ ] common shares ($[ ] million) are issued. The table below shows the Fund’s expenses as a percentage of its net assets attributable to common shares and not as a percentage of gross assets or Managed Assets. The Fund’s actual expenses may vary from the estimated expenses shown in the table.

Shareholder Transaction Expenses (as a percentage of offering price):

Sales Load	[None]
Offering Expenses Borne by the Shareholders	[None]	(1)
Dividend Reinvestment and Optional Cash Purchase Plan Fees: (2) (per share for open-market purchases of common shares)	$0.02

Annual Expenses (as a percentage of net assets attributable to common shares)(3)

Management Fee(4)	[ ]	%
Other Expenses(5)	[ ]	%
Acquired Fund Fees and Expenses(6)	[ ]	%
Total Annual Expenses	[ ]	%
Less Fee and Expense Reimbursement(7)	([ ]	)%
Net Annual Expenses	[ ]	%

(1)   The Adviser (and not the Fund) has agreed to pay, from its own assets, all organizational expenses of the Fund and all offering costs associated with this offering. The Fund is not obligated to repay any such organizational expenses or offering costs paid by the Adviser.

(2)   Shareholders who participate in the Fund’s Dividend Reinvestment and Optional Cash Purchase Plan (the “Plan”)may be subject to a one-time enrollment fee and fees on certain transactions. The Plan agent’s (as defined below under “Dividend Reinvestment Plan”) fees for the handling of the reinvestment of dividends will be paid by the Fund; however, participating shareholders will pay a $0.02 per share fee incurred in connection with open-market purchases in connection with the reinvestment of dividends, capital gains distributions and voluntary cash payments made by the participant, which will be deducted from the value of the dividend. For optional share purchases, shareholders will also be charged a $2.50 fee for auto debits from a checking/savings account, a $5.00 one-time fee for online bank debit and/or $5.00 for check. Shareholders will be subject to $0.12 per share fee and either a $10.00 fee (for batch orders) or $25.00 fee (for market orders) for sales of shares held in a dividend reinvestment account. Per share fees include any applicable brokerage commissions the Plan agent is required to pay. For more details about the DRP Plan, see “Dividend Reinvestment Plan.”

(3)   The table estimates what the Fund’s annual expenses would be stated as a percentage of its net assets attributable to common shares for its first full year of operations.

(4)   “Management Fee” includes fees payable to the Adviser pursuant to an investment advisory agreement with the Fund.

(5)   Other Expenses are estimated for the Fund’s first fiscal year. “Other Expenses” includes the Fund’s estimated overhead expenses, including payments to the Fund’s transfer agent, administrator, custodian, fund accountant and legal and accounting expenses for the first year of operations. Common  shareholders indirectly bear the costs associated with such other expenses as well as all other costs not specifically assumed by the Adviser and incurred in connection with the Fund’s operations.

(6)   Acquired Fund Fees and Expenses (“AFFE”) are estimated for the Fund’s first fiscal year. AFFE are an indirect cost. Sponsor vehicles through which the Fund may invest in Private Infrastructure Opportunities may cause the Fund to incur fees.

(7)   The Adviser and the Fund have entered into an expense limitation and reimbursement agreement (the “Expense Limitation Agreement”) under which the Adviser has agreed contractually to waive its fees and to pay or absorb the ordinary annual operating expenses of the Fund (including offering expenses, but excluding taxes, interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses), to the extent that they exceed [ ]% per annum of the Fund’s average daily net assets attributable to the shares (the “Expense Limitation”). In consideration of the Adviser’s agreement to limit the Fund’s expenses, the Fund has agreed to repay the Adviser in the amount of any fees waived and Fund expenses paid or absorbed, subject to the limitations that: (1) the reimbursement for fees and expenses will be made only if payable not more than three years from the date in which they were incurred; and (2) the reimbursement may not be made if it would cause the Expense Limitation to be exceeded. The Adviser may not recoup expenses should the recoupment cause the Fund to exceed the lesser of (i) the expense cap in place at the time of waiver or (ii) the time of recoupment. The Expense Limitation Agreement will remain in effect for one year from the date of this prospectus.

Example

The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in the Fund’s common shares. These amounts are based upon the annual operating expenses at the levels set forth in the table above.

	1 Year			3 Years			5 Years			10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return	$	[	]	$	[	]	$	[	]	$	[	]

The example above is intended to assist you in understanding the various costs and expenses an investor in the Fund’s common shares may bear directly or indirectly and should not be considered a representation of the Fund’s future expenses. Actual expenses may be greater or less than those shown. Moreover, while the example assumes, as required by the applicable rules of the SEC, a 5% annual return, the Fund’s performance will vary and may result in a return greater or less than 5%. In addition, while the example assumes reinvestment of all distributions at net asset value, participants in the Fund’s dividend reinvestment plan may receive common shares valued at the market price in effect at that time. This price may be at, above or below net asset value. See “Dividend Reinvestment Plan” for additional information regarding the Fund’s dividend reinvestment and optional cash purchase plan.

For additional information with respect to the Fund’s expenses, see “Management of the Fund” and “ Dividend Reinvestment Plan.”

THE FUND

The Fund is a newly organized, non-diversified, closed-end management investment company registered under the 1940 Act. The Fund was organized as a Maryland statutory trust on November 12, 2019 pursuant to a Declaration of Trust. The Fund’s fiscal year ends on [ ]. The Fund’s common shares are expected to be listed on the NYSE under the trading or ticker symbol “[ ],” subject to notice of issuance.

USE OF PROCEEDS

The Fund expects to use the net proceeds from the sale of its common shares to invest in accordance with its investment objective and policies and for working capital purposes. The Fund expects to fully invest the net proceeds of this offering in an initial portfolio of primarily publicly listed investments within one month after the closing of this offering. Pending such investment, the net proceeds of this offering may be invested in money market mutual funds, cash, cash equivalents, securities issued or guaranteed by the U.S. government or its instrumentalities or agencies, high quality, short-term money market instruments, short-term debt securities, certificates of deposit, bankers’ acceptances and other bank obligations, commercial paper or other liquid debt securities. The approximate one-month timeframe expected to fully invest the proceeds of this offering could lower returns and reduce the amount of cash available to make distributions. See “Risk Factors—Operational Risks— Delay in Use of Proceeds Risk.”

In addition, under current market conditions, the Fund will seek to reinvest a portion of the initial portfolio of publicly listed investments into Private Infrastructure Opportunities over a period of approximately 24 months after the closing of this offering.

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

Investment Objective

The Fund’s investment objective is to seek to provide a high level of total return with an emphasis on current income. The investment objective is not fundamental and may be changed by the Board of Trustees without shareholder approval. There is no assurance that the Fund will achieve its investment objective.

Investment Strategies and Policies

The Fund seeks to achieve its investment objective by investing in a portfolio of income-producing public and private infrastructure equity investments across the globe.

Under normal circumstances, at least 80% of the Fund’s net assets (plus the amount of any borrowings for investment purposes) will be invested in U.S. and non-U.S. infrastructure-related issuers. The Fund considers an issuer to be infrastructure-related if (i) at least 50% of the issuer’s assets consist of infrastructure assets or (ii) at least 50% of the issuer’s gross income or net profits are attributable to or derived, directly or indirectly, from the ownership, management, construction, development, operation, utilization or financing of infrastructure assets. Infrastructure assets are the physical structures and networks that provide necessary services to society. Examples of infrastructure assets include, but are not limited to, transportation assets (e.g., toll roads, bridges, tunnels, parking facilities, railroads, rapid transit links, airports, refueling facilities and seaports), utility assets (e.g., electric transmission and distribution lines, power generation facilities, gas and water distribution facilities, sewage treatment plants), communications assets (e.g., wireless telecommunication services, cable and satellite networks, broadcast and wireless towers), energy infrastructure assets (e.g., pipelines)  and social assets (e.g., courthouses, hospitals, schools, correctional facilities, stadiums and subsidized housing).

The Fund may invest in issuers located anywhere in the world, including issuers located in emerging markets. Under normal circumstances, the Fund will invest in issuers from at least three different countries and will invest significantly (at least 40% of its total assets —unless market conditions are not deemed favorable by the Adviser, in which case the Fund would invest at least 30% of its total assets) in non-U.S. issuers. A company is considered a non-U.S. issuer if Fund management determines that the company meets one or more of the following criteria:

•   the company is organized under the laws of or has its principal place of business in a country outside the U.S.;

•   the company has its principal securities trading market in a country outside the U.S.; and/or

•   the company derives the majority of its annual revenue or earnings or assets from goods produced, sales made or services performed in a country outside the U.S.

It is currently anticipated that the Fund’s investments in emerging market issuers will not exceed 30% of the Fund’s total assets. At times, the Fund may have a significant amount of its assets invested in a country or geographic region. The Fund may invest in securities denominated in U.S. Dollars and currencies of foreign countries.

The Fund’s investment portfolio generally will be comprised of the following:

•       Public Infrastructure Investments. The Fund will, under normal circumstances, invest at least 60%, and generally expects to invest approximately 75%, of its total assets in listed equity securities of infrastructure-related issuers. Equity securities in which the Fund intends to invest include primarily common stocks, preferred stocks and depositary receipts. The Fund may invest in securities of any market capitalization. During the period of initial investment in Private Infrastructure Opportunities (defined below), and as the Fund approaches the end of its 15-year term (see “Term” below), the Fund may invest up to 100% in public infrastructure investments.

•       Private/Direct Infrastructure Investments. The Fund will make direct investments in infrastructure assets through private transactions, which may include investments alongside other funds or accounts advised by the Adviser or its affiliates in certain infrastructure assets (“Co-Investment Opportunities”).  A “private transaction” means an investment in infrastructure assets directly or through the purchase of securities issued by a sponsor vehicle, including equity securities, warrants, bank or other indebtedness, conversion privileges and other rights, in a transaction that is exempt from registration under the Securities Act. The Fund may also be offered an opportunity to invest in certain infrastructure assets in a private transaction on a stand-alone basis alongside other investors (“Stand-Alone Opportunities”, and together with “Co-Investment Opportunities, “Private Infrastructure Opportunities”). At all times, the Fund will own only a minority ownership interest in each sponsor vehicle (less than 50%). Unless and until the Fund receives an exemptive order from the SEC to co-invest in negotiated Co-Investment Opportunities (which cannot be assured), the Fund will only invest in Co-Investment Opportunities where the transaction is permitted under existing regulatory guidance, such as transactions in which price is the only negotiated term.  Under normal circumstances, the Fund will invest at least 10%, and currently intends to generally invest closer to 25%, of its total assets, measured at the time of investment, in Private Infrastructure Opportunities. As a result of the relatively limited availability of Private Infrastructure Opportunities, the Fund may have a lower percentage of its total assets invested in Private Infrastructure Opportunities during the initial 24 months following inception. In addition, as the Fund disposes of individual Private Infrastructure Opportunities, the Fund will look to redeploy its capital into new Private Infrastructure Opportunities, which may be scarce. As the Fund approaches the end of its 15-year term, the Fund may refrain from making new Private Infrastructure Opportunities, if necessary, for liquidity purposes, and increase its allocation to listed infrastructure investments.  During such period, the Fund may have a lower percentage of its total assets invested in Private Infrastructure Opportunities.

Certain Private Infrastructure Opportunities may be issued by sponsor vehicles structured, for administrative and/or tax purposes, as funds that would be investment companies but for the provisions of Section 3(c)(1) and

3(c)(7) of the 1940 Act (“unregistered funds”). Such funds do not have the same characteristics as funds commonly known as “hedge funds” or “private equity funds”. The Fund does not currently intend to invest in unregistered funds that are commonly known as “hedge funds” or “private equity funds” as part of its principal investment strategy and will limit its investments in unregistered funds that are commonly known as “hedge funds” or “private equity funds” to no more than 15% of its net assets. In addition, to the extent that any sponsor vehicles charge a performance fee, the Fund will limit its investments in such sponsor vehicles to no more than 15% of the Fund's net assets.

Sponsor vehicles through which the Fund may invest in Private Infrastructure Opportunities may cause the Fund to incur fees. For Co-Investment Opportunities, sponsor vehicles generally do not charge an ongoing asset-based management fee, but may seek to charge a performance fee.  With respect to Stand-Alone Opportunities, sponsor vehicles typically charge an ongoing asset-based management fee as well as a performance fee.  Sponsor vehicles may also have operating expenses, which the Fund would bear in proportion to its interest in the sponsor vehicle.  Shareholders of the Fund will bear indirectly a pro rata share of any fees or expenses associated with the Fund's investment in a sponsor vehicle.

In addition, the Fund may use derivative instruments from time to time, primarily to hedge currency exposure, although it is not required to do so. The Fund will value derivatives based on market value or fair value for purposes of its 80% investment policy.

In selecting public infrastructure investments, the Adviser’s and Subadviser’s Global Equity Team employs a fundamental, bottom-up investment process, based on first-hand research and disciplined company evaluation. As active equity investors, ASII uses deep fundamental research, responsible stewardship around environmental, social and governance factors, and a disciplined investment process to achieve the Fund’s investment objective.

With respect to the Fund’s private/direct infrastructure investments, ASII’s Real Assets Team’s process combines the team’s expertise in sourcing, diligencing and monitoring Private Infrastructure Opportunities developed over the past decade. ASI maintains a database of hundreds of  industry contacts and tracks a vast number of investment opportunities on an ongoing basis. ASI uses this informational advantage, combined with first hand research, a disciplined due diligence process and its experience and understanding of the infrastructure sector and the related risks, in order to select Private Infrastructure Opportunities that the team believes will help it achieve the Fund’s investment objective.  ASII’s Real Assets Team pursues Private Infrastructure Opportunities as a means of dynamically allocating capital and taking advantage of specific market opportunities. The Adviser believes that these opportunities can generate incremental returns depending on the timing and quality of available opportunities.

The Fund may invest up to 20% of its net assets in securities issued by companies that are not infrastructure companies. The Fund may also invest in debt securities, which the Fund currently expects will consist primarily of short-term debt obligations, cash or cash equivalents at times when deemed favorable by the Adviser.

The Fund intends to achieve the income component of its investment objective by investing in dividend-paying listed equity securities and Private Infrastructure Opportunities. Until the Fund’s is invested in Private Infrastructure Opportunities in accordance with its investment policies, up to 5% of the Fund’s total assets may be invested in accordance with a dividend capture strategy.

Unless otherwise stated herein or in the statement of additional information, the Fund’s investment policies are non-fundamental policies and may be changed by the Board without prior shareholder approval. The Fund’s policy to invest at least 80% of its net assets (plus any borrowings for investment purposes) in U.S. and non-U.S. infrastructure-related issuers may be changed by the Board without shareholder approval; however, if this policy changes, the Fund will provide shareholders at least 60 days’ written notice before implementation of the change in compliance with SEC rules. Unless otherwise stated, these investment restrictions apply at the time of purchase; the Fund will not be required to reduce a position due solely to market price fluctuations.

During the period in which the Fund is investing the net proceeds of this offering, the Fund may deviate from its investment  policies  by  investing  the  net  proceeds  in  money  market  mutual  funds,  cash,  cash  equivalents, securities issued or guaranteed by the U.S. government or its instrumentalities or agencies, high quality, short- term money market instruments, short-term debt securities, certificates of deposit, bankers’ acceptances and other bank  obligations,  commercial  paper  or  other  liquid  debt  securities.  Under  adverse  market or economic conditions, the Fund may invest up to 100% of its total assets in these securities. In addition, immediately leading up to the Termination Date, in order connection with the

Eligible Tender Offer, the Fund may invest a significant portion of its assets in these securities on a temporary basis. To the extent the Fund invests in these securities, the Fund may not achieve its investment objective.

Investment Securities

The types of securities in which the Fund may invest include, but are not limited to, the following:

Equity Securities

Equity investments generally represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in the event of an issuer’s bankruptcy. Prices of equity securities fluctuate for several reasons, including because of changes, or perceived changes, in the business, financial condition or prospects of the issuer or because of changes in financial or political conditions that may affect particular industries or the economy in general.

Common Stock. Holders of common stock generally have voting rights with respect to the issuer, however, the Fund does not expect to have voting control with respect to any of the issuers of listed equity securities in which it invests, and it will not have voting control with respect to some or all of the Fund’s private investments. Upon the liquidation or winding up of the issuer, holders of common stock are entitled to the assets of the issuer that remain after satisfying all obligations owed to the issuer’s creditors, including holders of debt securities, and holders of the issuer’s preferred stock. Holders of common stock also may receive dividends, however, unlike the dividends payable with respect to preferred stock (which is described below), dividends payable with respect to common stock are not fixed but are declared at the discretion of the issuer’s board of directors.

Preferred Equity. Upon the liquidation or winding up of the issuer, holders of preferred equity have a preference over holders of the issuer’s common equity, however, their claims to the assets of the issuer are subordinated to the claims of the issuer’s creditors, including holders of debt securities. Holders of preferred equity also receive distributions or dividends at a specified annual rate, although this rate may be changed or omitted by the issuer under certain circumstances. Market prices of preferred equities generally fluctuate with changes in market interest rates. Under normal conditions, holders of preferred equity usually do not have voting rights with respect to the issuer.

Depositary Receipts. Depositary receipts typically issued by a bank or trust company, represent the ownership of underlying securities that are issued by a foreign company and held by the bank or trust company. American Depositary Receipts (“ADRs”) are usually issued by a U.S. bank trust or trust company and traded on a U.S. exchange. Global Depositary Receipts (“GDRs”) may be issued by institutions located anywhere in the world and traded in any securities market. European Depositary Receipts (“EDRs”) are issued in Europe and used in bearer form in European markets.

Depositary receipts may or may not be jointly sponsored by the underlying issuer. The issuers of unsponsored depositary receipts are not obligated to disclose information that is, in the United States, considered material. Therefore, there may be less information available regarding these issuers and there may not be a correlation between such information and the market value of the depositary receipts. Certain depositary receipts are not listed on an exchange and therefore may lack liquidity.

Restricted Securities, Including Securities of Private Companies

Restricted securities, including Rule 144A securities and securities of private companies, are subject to statutory and/or contractual restrictions on resale. However, such securities may be sold in private transactions with  a limited  number  of purchasers  or in public  offerings  registered  under  the  Securities  Act. Restricted securities include (1) registered securities of public companies subject to a lock-up period, (2) unregistered securities  of public companies with registration rights, (3) unregistered securities of public companies that become  freely  tradable  with  the  passage  of  time,  and  (4)  unregistered  securities  of  private  companies.  A registered security subject to such a lock-up period will no longer be considered a restricted security upon expiration of the lock-up period, an unregistered security of a public company with registration rights will no longer be considered a restricted security when such securities become registered, and an unregistered security of a public company that becomes freely tradable with the passage of time will no longer be considered a restricted security upon the elapse of the requisite time period.

Non-U.S. Securities

The Fund may invest without limit in securities issued by non-U.S. issuers. These securities may be issued by companies organized and/or having securities traded on an exchange outside the U.S. or may be securities of U.S. companies that are denominated in the currency of a different country. Under normal circumstances, the Fund may invest up to 30% of its total assets in securities of emerging market issuers.

Temporary Investments

Pending investment of the proceeds of this offering (which the Fund expects may take up to approximately one month following the closing of this offering), the Fund may invest offering proceeds in money market mutual funds, cash, cash equivalents, securities issued or guaranteed by the U.S. government or its instrumentalities or agencies, high quality, short-term money market instruments, short-term debt securities, certificates of deposit, bankers’ acceptances and other bank obligations, commercial paper or other liquid debt securities. The Fund also may invest in these instruments on a temporary basis to meet working capital needs, including, but not limited to, for collateral in connection with certain investment techniques, to hold a reserve pending payment of distributions and to facilitate the payment of expenses and settlement of trades.

Under adverse market or economic conditions, the Fund may invest up to 100% of its total assets in these securities on a temporary basis. In addition, immediately leading up to the Termination Date, in connection with the Eligible Tender Offer, the Fund may invest a significant portion of its assets in these securities on a temporary basis. To the extent the Fund invests in these securities, it may not achieve its investment objective. The yield on these securities may be lower than the returns on equity securities or yields on lower rated debt securities.

Portfolio Turnover

The Fund’s annual portfolio turnover rate may vary greatly from year to year. The Fund may engage in frequent and active trading of portfolio securities, but does not intend to do so under normal circumstances. The Fund’s portfolio turnover is expected to be higher during the initial 12-24 months following the closing of this offering as it transitions a portion of its publicly traded securities portfolio to Private Infrastructure Opportunities.

Although the Fund’s portfolio turnover rate cannot be accurately predicted, following the completion of the Private Infrastructure Opportunities approximately 24 months following the closing of this offering, the Fund expects to maintain relatively low turnover of its core investment portfolio. During its initial investment period, however, the Fund’s annual turnover rate may exceed 100%. A high turnover rate involves greater transaction costs for the Fund and may result in greater realization of taxable capital gains.

Allocation of Investment Opportunities

The portfolio managers’ management of “other accounts” may give rise to potential conflicts of interest in connection with their management of the Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same or similar investment objective as the Fund. Therefore, a potential conflict of interest may arise as a result of the identical or similar investment objectives, whereby a portfolio manager could favor one account over another.  However, the Adviser believes that these risks are mitigated by the fact that: (i) accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and similar factors; and (ii) portfolio manager personal trading is monitored to avoid potential conflicts. In addition, the Adviser and Subadviser have adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts.

In some cases, another account managed by the same portfolio manager may compensate ASI based on the performance of the portfolio held by that account.  The existence of such a performance-based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities.

Another potential conflict could include instances in which securities considered as investments for the Fund also may be appropriate for other investment accounts managed by the Adviser or its affiliates.  Whenever decisions are made to buy or sell securities by the Fund and one or more of the other accounts simultaneously, the

Adviser may aggregate the purchases and sales of the securities and will allocate the securities transactions in a manner that it believes to be equitable under the circumstances. As a result of the allocations, there may be instances where the Fund will not participate in a transaction that is allocated among other accounts. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is the opinion of the Adviser that the benefits from the policies outweigh any disadvantage that may arise from exposure to simultaneous transactions.  The Fund has adopted policies that are designed to eliminate or minimize conflicts of interest, although there is no guarantee that procedures adopted under such policies will detect each and every situation in which a conflict arises.

The Adviser also has adopted written allocation procedures for transactions involving private placement securities, which are designed to result in a fair and equitable participation in offerings or sales for participating clients over time.

From time to time, the Adviser or the Subadviser may seed proprietary accounts for the purpose of evaluating a new investment strategy that eventually may be available to clients through one or more product structures. Such accounts also may serve the purpose of establishing a performance record for the strategy. The management by the Adviser and the Subadviser of accounts with proprietary interests and nonproprietary client accounts may create an incentive to favor the proprietary accounts in the allocation of investment opportunities, and the timing and aggregation of investments. The Adviser’s and Subadviser’s proprietary seed accounts may include long-short strategies, and certain client strategies may permit short sales. A conflict of interest arises if a security is sold short at the same time as a long position, and continuous short selling in a security may adversely affect the stock price of the same security held long in client accounts. The Adviser and Subadviser have adopted various policies to mitigate these conflicts.

Situations may occur when the Fund could be disadvantaged because of the investment activities conducted by the Adviser, the Subadviser and their affiliates for other accounts. Such situations may be based on, among other things, the following: (1) legal or internal restrictions on the combined size of positions that may be taken for the Fund or the other accounts, thereby limiting the size of the Fund’s position; (2) the difficulty of liquidating an investment for the Fund or the other accounts where the market cannot absorb the sale of the combined position; or (3) regulatory restrictions on transaction with affiliates.

The 1940 Act and a rule thereunder impose limits on the Fund’s ability to participate in Co-Investment Opportunities, and the Fund generally will not be permitted to co-invest alongside other funds registered under the 1940 Act and other accounts managed by the Adviser in privately negotiated transactions unless the Fund obtains an exemptive order from the SEC or the transaction is otherwise permitted under existing regulatory guidance, such as certain transactions in publicly traded securities and transactions in which price is the only negotiated term.  To the extent an investment opportunity in a transaction involving the negotiation of any term of the investment other than price or quantity (a “negotiated transaction”) arises, and the Adviser determines that it would be appropriate for both the Fund and other accounts managed by the Adviser, the opportunity will be allocated to the other accounts and the Fund will not participate in the negotiated transaction.

To the extent that the Adviser sources and structures private investments in publicly traded issuers, certain employees of the Adviser may become aware of actions planned by such issuers, such as acquisitions, which may not be announced to the public. It is possible that the Fund could be precluded from investing in or selling securities of an issuer about which the Adviser has material, non-public information, however, it is the Adviser’s intention to ensure that any material, non-public information available to certain employees of the Adviser is not shared with the employees responsible for the purchase and sale of publicly traded securities or to confirm prior to receipt of any material non-public information that the information will shortly be made public. The Fund’s investment  opportunities  also  may  be limited  by affiliations  of the Adviser,  the Subadviser  or their affiliates with infrastructure companies.

The Adviser, the Subadviser and their respective principals, officers, employees and affiliates may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made on the Fund’s behalf. As a result of differing trading and investment strategies or constraints, positions may be taken by principals, officers, employees and affiliates of the Adviser and the Subadviser that are the same as, different from or made at a different time from positions taken for the Fund. Further, the Adviser and the Subadviser may at some time in the future, manage additional investment funds with the same investment objective as the Fund.

RISK FACTORS

The Fund is a newly organized, non-diversified, closed-end management investment company and has no operating history or history of public trading of its common shares. The Fund is designed as a long-term investment vehicle and not as a trading tool. An investment in the Fund’s common shares should not constitute a complete investment program for any investor and involves a high degree of risk. Due to the uncertainty in all investments, there can be no assurance that the Fund will achieve its investment objective. The value of an investment in the Fund’s common shares could decline substantially and cause you to lose some or all of your investment. Before investing in the Fund’s common shares you should consider carefully the following principal risks of investing in the Funds.  The Fund is subject to additional non-principal risks, which are described in the Statement of Additional Information.

Investment Risks

General

Management Risk. The Fund’s ability to achieve its investment objective is directly related to the Adviser’s and the Subadviser’s investment strategies for the Fund. The value of your investment in the Fund’s common shares may vary with the effectiveness of the research and analysis conducted by the Adviser and the Subadviser and their ability to identify and take advantage of attractive investment opportunities. If the investment strategies of the Adviser and the Subadviser do not produce the expected results, the value of your investment could be diminished or even lost entirely, and the Fund could underperform the market or other funds with similar investment objectives.

Asset Allocation Risk. The Fund’s investment performance depends, at least in part, on how the Adviser allocates and reallocates the Fund’s assets among the various asset classes and security types in which the Fund may invest. Such allocation decisions could cause the Fund’s investments to be allocated to asset classes and security types that perform poorly or underperform other asset classes and security types or available investments.

Non-Diversified Risk. The Fund is classified as a “non-diversified” investment company under the 1940 Act. Therefore, the Fund may invest a relatively high percentage of its assets in a smaller number of issuers or may invest a larger proportion of its assets in a single issuer than a diversified fund. As a result, the Fund may be more susceptible than a diversified fund to any single corporate, political, geographic or regulatory occurrence.

Limited Term and Tender Offer Risks. The Fund is scheduled to dissolve as of the Termination Date. The Fund’s investment policies are not designed to return to common shareholders their original net asset value or purchase price.  The  final  distribution  to  common  shareholders  on  the  Termination  Date  and  the  amount  paid  to participating common shareholders upon completion of an Eligible Tender Offer will be based upon the Fund’s net asset value at such time. Depending on a variety of factors, including the performance of the Fund’s investment portfolio over the period of its operations, the amount distributed to common shareholders in connection with its termination or paid to participating common shareholders upon completion of an Eligible Tender Offer may be less, and potentially significantly less, than your original investment. Additionally, although tendering shareholders will receive an amount equal to net asset value for their shares in an Eligible Tender Offer, given the nature of certain of the Fund’s investments, the Fund’s net asset value may be impacted by the sale of such investments and, as a result, the amount actually distributed upon the Fund’s termination may be less than the Fund’s net asset value per share on the Termination Date, and the amount actually paid upon completion of an Eligible Tender Offer may be less than the Fund’s net asset value per share on the expiration date of the Eligible Tender Offer.

Because the Fund’s assets will be liquidated in connection with its termination or to pay for common shares tendered in an Eligible Tender Offer, the Fund may be required to sell portfolio securities when it otherwise would not, including at times when market conditions are not favorable, which may cause the Fund to lose money. Given the nature of certain of the Fund’s investments, particularly the Private Infrastructure Opportunities, the Fund may be unable to liquidate certain of its investments until well after the Termination Date. In this case, the Fund may make one or more additional distributions after the Termination Date of any cash received from the ultimate liquidation of those investments. This would delay distribution payments, perhaps for an extended period of time, and there can be no assurance that the total value of the cash distribution made on the Termination Date and such subsequent distributions, if any, will equal the Fund’s net asset value on the Termination Date, depending on the ultimate results of such post- Termination Date asset liquidations. If, as a result of lack of market liquidity or other adverse market conditions, the Board of Trustees determines it is in the best interest of the Fund, the Fund may transfer any illiquid portfolio investments that remain unsold on the Termination Date to a liquidating trust and distribute interests in such liquidating trust to common shareholders as part of its final distribution. The liquidating trust, if used, would be a separate entity from the Fund and, in reliance on Section 7 of the 1940 Act, would not be a registered investment company under the 1940 Act. Interests in the liquidating trust are expected to be nontransferable, except by operation of law. Interests in the liquidating trust are expected to be nontransferable, except by operation of law. The sole purpose of the liquidating trust would be to hold illiquid investments of the Fund that were unable to be sold and to dispose of such investments. As such investments are sold over time by the liquidating trust, the liquidating trust would distribute cash to its shareholders. There can be no assurance as to the timing of or the value obtained from the liquidation of any investments transferred to a liquidating trust.

The obligation to terminate on the Termination Date also may impact adversely the implementation of the Fund’s investment strategies. There can be no assurance that the Adviser and the Subadviser will be successful in their efforts to minimize any detrimental effects on the Fund’s investment performance caused by the Fund’s obligation to liquidate its investment portfolio and distribute all of its liquidated net assets to common shareholders of record on the Termination Date. In particular, the Adviser and the Subadviser may face difficulties exiting the Private Infrastructure Opportunities on or prior to the Termination Date at favorable prices, if at all. In addition, as the Fund approaches the Termination Date, the Fund may invest the proceeds of sold, matured or called securities in money market mutual funds, cash, cash equivalents, securities issued or guaranteed by the U.S. government or its instrumentalities or agencies, high quality, short-term money market instruments, short-term debt securities, certificates of deposit, bankers’ acceptances and other bank obligations, commercial paper or other liquid debt securities, which may adversely affect the Fund’s investment performance. In the course of the liquidation, the Fund must continue to satisfy the asset diversification requirements to qualify as a RIC for federal income tax purposes, which may also have a negative effect on the Fund’s investment performance. If the Fund fails to comply with these requirements, it may be liable for federal income tax in the year of the liquidation. Moreover, rather than reinvesting the proceeds of sold, matured or called securities, the Fund may distribute the proceeds in one or more liquidating distributions prior to the final liquidation, which may cause fixed expenses to increase when expressed as a percentage of its total assets.

If the Fund conducts an Eligible Tender Offer, it anticipates that funds to pay the aggregate purchase price of common shares accepted for purchase pursuant to the tender offer will be first derived from any cash on hand and then from the proceeds from the sale of portfolio investments. In addition, the Fund may be required to dispose of portfolio investments in connection with any reduction in any outstanding leverage necessary in order to maintain its desired leverage ratios following an Eligible Tender Offer. The risks related to the disposition of portfolio investments in connection with the Fund’s termination also would be present in connection with the disposition of portfolio investments in connection with an Eligible Tender Offer. It is likely that during the pendency of an Eligible Tender Offer, and possibly for a time thereafter, the Fund will hold a greater than normal percentage of its total assets in money market mutual funds, cash, cash equivalents, securities issued or guaranteed by the U.S. government or its instrumentalities or agencies, high quality, short-term money market instruments, short-term debt securities, certificates of deposit, bankers’ acceptances and other bank obligations, commercial paper or other liquid debt securities, which may adversely affect its investment performance. If the Fund’s tax basis for the portfolio investments sold is less than the sale proceeds, the Fund will recognize capital gains, which it will be required to distribute to common shareholders. In addition, the Fund’s purchase of tendered common shares pursuant to an Eligible Tender Offer will have tax consequences for tendering common shareholders and may have tax consequences for non-tendering common shareholders. The purchase of common shares pursuant to an Eligible Tender Offer will have the effect of increasing the proportionate interest in the Fund of non-tendering common shareholders. All shareholders remaining after an Eligible Tender Offer will be subject to proportionately higher expenses due to the reduction in the Fund’s total assets resulting from payment for the tendered common shares. Such reduction in the Fund’s total assets also may result in less investment flexibility, reduced diversification and greater volatility for the Fund, and may have an adverse effect on the Fund’s investment performance.

The Fund is not required to conduct an Eligible Tender Offer. If the Fund conducts an Eligible Tender Offer, there can be no assurance that the number of tendered common shares would not result in the Fund’s net assets totaling less than the Termination Threshold, in which case the Eligible Tender Offer will be terminated, no common shares will be repurchased pursuant to the Eligible Tender Offer and the Fund will terminate on the Termination Date subject to permitted extensions. Following the completion of an Eligible Tender Offer in which the number of tendered common shares would result in the Fund’s net assets totaling greater than the Termination Threshold, the Board of Trustees may eliminate the Termination Date upon the affirmative vote of a majority of the Board of Trustees and without a vote of the shareholders. Thereafter, the Fund will have a perpetual existence. The Adviser may have a conflict of interest in recommending to the Board of Trustees that the Termination Date be eliminated and the Fund have a perpetual existence. The Fund is not required to conduct additional tender offers following an Eligible Tender Offer and conversion to perpetual existence. Therefore, remaining common shareholders may not have another opportunity to participate in a tender offer. Shares of closed-end management investment companies frequently trade at a discount from their net asset value, and as a result remaining common shareholders may only be able to sell their common shares at a discount to net asset value. See “Operational Risks—Market Discount Risk.”

Infrastructure-Related Investments Risk

Infrastructure-related issuers may be subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, high leverage, costs associated with environmental and other regulations, the effects of economic slowdown, surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. The following is a summary of specific risks infrastructure-related issuers may be particularly affected by or subject to:

Regulatory risk.    Infrastructure-related issuers may be subject to regulation by various governmental authorities and may also be affected by governmental regulation of rates charged to services, the imposition of special tariffs and changes in tax laws, environmental laws and regulations, regulatory policies, accounting standards and general changes in market sentiment towards infrastructure assets. Infrastructure-related issuers ‘ inability to predict, influence or respond appropriately to changes in law or regulatory schemes could adversely impact their results of operations.

Technology risk.    This risk arises where a change could occur in the way a service or product is delivered rendering the existing technology obsolete. If such a change were to occur, these assets may have very few alternative uses should they become obsolete.

Developing industries risk.     Some infrastructure-related issuers are focused on developing new technologies and are strongly influenced by technological changes. Product development efforts by such issuers may not result in viable commercial products. These issuers may bear high research and development costs, which can limit their ability to maintain operations during periods of organizational growth or instability. Some infrastructure-related issuers in which the Fund invests may be in the early stages of operations and may have limited operating histories and smaller market capitalizations on average than issuers in other sectors. As a result of these and other factors, the value of investments in such issuers may be considerably more volatile than that in more established segments of the economy.

Regional or geographic risk.     This risk arises where an infrastructure-related issuer’s assets are not movable. Should an event that somehow impairs the performance of an infrastructure-related issuer’s assets occur in the geographic location where the issuer operates those assets, the performance of the issuer may be adversely affected.

Natural disasters risk.    Natural risks, such as earthquakes, flood, lightning, hurricanes and wind, are risks facing certain infrastructure-related issuers. Extreme weather patterns, or the threat thereof, could result in substantial damage to the facilities of certain issuers located in the affected areas, and significant volatility in the products or services of infrastructure-related issuers could adversely impact the prices of the securities of such issuer.

Volume risk.     The revenue of many infrastructure—related issuers may be impacted by the number of users who use the products or services produced by the infrastructure-related issuer. A significant decrease in the number of users may negatively impact the profitability of an infrastructure-related issuer.

Environmental risk.     Infrastructure-related issuers can have substantial environmental impacts. Ordinary operations or operational accidents may cause major environmental damage, which could cause infrastructure-related issuers significant financial distress, substantial liabilities for environmental cleanup and restoration costs, claims made by neighboring landowners and other third parties for personal injury and property damage, and fines or penalties for related violations of environmental laws or regulations. Infrastructure-related issuers may not be able to recover these costs from insurance. Failure to comply with environmental laws and regulations may trigger a variety of administrative, civil and criminal enforcement measures, including the assessment of monetary penalties, the imposition of remedial requirements, and the issuance of orders enjoining future operations. Voluntary initiatives and mandatory controls have been adopted or are being discussed both in the United States and worldwide to reduce emissions of “greenhouse gases” such as carbon dioxide, a by-product of burning fossil fuels, and methane, the major constituent of natural gas, which many scientists and policymakers believe contribute to global climate change. These measures and future measures could result in increased costs to certain companies in which the Fund may invest.

Project risk.     To the extent the Fund invests in infrastructure-related issuers which are dependent to a significant extent on new infrastructure projects, the Fund may be exposed to the risk that the project will not be completed within budget, within the agreed time frame or to agreed specifications.

Strategic asset risk.     Infrastructure-related issuers may control significant strategic assets. Strategic assets are assets that have a national or regional profile, and may have monopolistic characteristics. Given the national or regional profile and/or their irreplaceable nature, strategic assets may constitute a higher risk target for terrorist acts or political actions. There is also a higher probability that the services provided by such issuers will be in constant demand. Should an infrastructure-related issuer fail to make such services available, users of such services may incur significant damage and may be unable to mitigate any such damage, thereby heightening any potential loss.

Operation risk.     The long-term profitability of an infrastructure-related issuer may be partly dependent on the efficient operation and maintenance of its infrastructure assets. Should an infrastructure-related issuer fail to efficiently maintain and operate the assets, the infrastructure-related issuer’s ability to maintain payments of dividends or interest to investors may be impaired. The destruction or loss of an infrastructure asset may have a major impact on the infrastructure-related issuer. Failure by the infrastructure-related issuer to carry adequate insurance or to operate the asset appropriately could lead to significant losses and damages.

Customer risk.    Infrastructure-related issuers can have a narrow customer base. Should these customers or counterparties fail to pay their contractual obligations, significant revenues could cease and not be replaceable. This would affect the profitability of the infrastructure-related issuer and the value of any securities or other instruments it has issued.

Interest rate risk.     Infrastructure assets can be highly leveraged. As such, movements in the level of interest rates may affect the returns from these assets more significantly than other assets. Due to the nature of infrastructure assets, the impact of interest rate fluctuations may be greater for infrastructure-related issuers than for the economy as a whole.

Inflation risk.     Many infrastructure-related issuer may have fixed income streams and, therefore, be unable to pay higher dividends. The market value of infrastructure-related issuers may decline in value in times of higher inflation rates. The prices that an infrastructure-related issuer is able to charge users of its assets may not always be linked to inflation. In this case, changes in the rate of inflation may affect the forecast profitability of the infrastructure-related issuer.

Financing risk.    From time to time, infrastructure-related issuer may encounter difficulties in obtaining financing for construction programs during inflationary periods. Issuers experiencing difficulties in financing construction programs may also experience lower profitability, which can result in reduced income to the Fund.

Other factors that may affect the operations of infrastructure-related issuers include difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation and unsettled capital markets, inexperience with and potential losses resulting from a developing deregulatory environment, increased susceptibility to terrorist acts or political actions, and general changes in market sentiment towards infrastructure assets.

Recent Events Risk

COVID-19. Beginning in the first quarter of 2020, the respiratory illness COVID-19 caused by a novel coronavirus has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Financial markets have experienced extreme volatility and severe losses. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and as a result may affect adversely the value and liquidity of the Fund’s investments. To the extent the impacts of COVID-19 continue, the Fund may experience negative impacts to its business that could exacerbate other risks described in this prospectus, including:

•                  significant mark-downs in the fair value of the Fund’s investments and decreases in NAV per share;

•                  the Fund’s investments may require a workout, restructuring, recapitalization or reorganizations that involve additional investment from the Fund and/or that result in greater risks and losses to the Fund;

•                  operational impacts on and availability of key personnel of the Adviser, Subadviser, custodian, and/or any of the Fund’s other third-party service providers, vendors and counterparties as they face changed circumstances and/or illness related to the pandemic;

•                  difficulty in valuing the Fund’s assets in light of significant changes in the financial markets, including difficulty in forecasting discount rates and making market comparisons, and circumstances affecting the Adviser, Subadviser, and the Fund’s service providers’ personnel during the pandemic;

•                  significant changes to the valuations of pending or prospective investments; and

•                  limitations on the Fund’s ability to make distributions or dividends, as applicable, to the Fund’s common shareholders.

The rapid development and fluidity of this situation precludes any prediction as to the ultimate adverse impact of COVID-19 on economic and market conditions, and, as a result, present uncertainty and risk with respect to the Fund and the performance of its investments and ability to pay distributions. The full extent of the impact and effects of COVID-19 will depend on future developments, including, among other factors, the duration and spread of the outbreak, along with related travel advisories, quarantines and restrictions, the recovery time of the disrupted supply chains and industries, the impact of labor market interruptions, the impact of government interventions, and uncertainty with respect to the duration of the global economic slowdown.

Equity Securities

Equity Securities Risk, Including Common Stock Risk. Market prices of common stocks and other equity securities may be affected by macroeconomic and other factors affecting the stock market in general, including changes in financial or political conditions that may affect particular industries or the economy in general and changes in investor sentiment. Prices of equity securities of individual issuers also can be affected by fundamentals unique to the issuer, including changes, or perceived changes, in the issuer’s business, financial condition or prospects, and may fall to zero in the event of the issuer’s bankruptcy. Equity security prices have historically  experienced  periods  of  significant  volatility,  particularly  during  recessions  or  other  periods  of financial stress, and can be expected to experience significant volatility in the future. The equity securities the Fund holds may undergo sudden, unpredictable drops in price or long periods of price decline. There can be no assurance that the level of dividends paid with respect to the dividend paying equity securities in which the Fund invests will be maintained.

Small- and Mid-Capitalization Company Risk. Investing in equity securities of small-capitalization and mid-capitalization companies may involve greater risks than investing in equity securities of larger, more established companies. Small-capitalization and mid-capitalization companies generally have limited product lines, markets and financial resources. Their equity securities may trade less frequently and in more limited volumes  than  the  equity  securities  of  larger,  more  established  companies.  Also,  small-capitalization  and mid-capitalization companies are typically subject to greater changes in earnings and business prospects than larger companies. As a result, the market prices of their equity securities may experience greater volatility and may decline more than those of large-capitalization companies in market downturns.

Preferred Equity Risk. The right of a holder of an issuer’s preferred equity to distributions, dividends and liquidation proceeds is junior to the rights of the issuer’s creditors, including holders of debt securities. Market prices of preferred equities may be subject to factors that affect debt and equity securities, including changes in market interest rates and changes, or perceived changes, in the issuer’s creditworthiness. Holders of preferred equity may suffer a loss of value if distribution or dividend rates are reduced or distributions or dividends are not paid. Under normal conditions, holders of preferred equity usually do not have voting rights with respect to the issuer. The ability of holders of preferred equity to participate in the issuer’s growth may be limited.

Other Investment Risks

Dividend Strategy Risk. There is no guarantee that the issuers of the securities held by the Fund will declare dividends in the future or that, if dividends are declared, they will remain at their current levels or increase over time. The Fund’s emphasis on dividend paying securities could cause the Fund to underperform similar funds that invest without consideration of a company’s track record of paying dividends or ability to pay dividends in the future. Dividend paying securities may not participate in a broad market advance to the same degree as other securities, and a sharp rise in interest rates or an economic downturn could cause a company to unexpectedly reduce or eliminate its dividend. The Fund may hold securities for short periods of time related to the dividend payment periods and may experience loss during these periods.

Liquidity Risk. The Fund’s investments in Private Infrastructure Opportunities will be highly illiquid, and the Fund will likely be able to sell such securities only in private transactions with another investor or group of investors, and there can be no assurance that the Fund will be able to successfully arrange such transactions if and when it desires to sell any of its Private Infrastructure Opportunities or, if successfully arranged, that it will be able to obtain favorable values upon the sale of the Private Infrastructure Opportunities in such transactions.

With respect to the Fund’s investments in listed equity securities, the Fund may invest in securities of any market capitalization, including small- and mid-capitalization companies, and may be exposed to liquidity risk when trading volume, lack of a market maker, or legal restrictions impair its ability to sell particular securities or close call option positions at an advantageous price or a timely manner. The Fund may invest in mid-capitalization and small-capitalization companies, which may be more volatile and more likely than large-capitalization companies to have narrower product lines, fewer financial resources, less management depth and experience and less competitive strength. In the event certain securities experience limited trading volumes, the prices of such securities may display abrupt or erratic movements at times. These securities may be difficult to sell at a favorable price at the times when the Fund believes it is desirable to do so.

Private Company Securities Risk. The Fund’s investments in private companies may be subject to higher risk than investments in securities of public companies. Little public information may exist about many of the issuers of these securities, and the Fund will be required to rely on the ability of the Adviser and Subadviser to obtain adequate information to evaluate the potential risks and returns involved in investing in these issuers. If the Adviser or Subadviser are unable to obtain all material information about the issuers of these securities, it may be difficult to make a fully informed investment decision, and the Fund may lose some or all of its investment in these securities. These factors could subject the Fund to greater risk than investments in securities of public companies and negatively affect the Fund’s investment returns, which could negatively impact the dividends paid to you and the value of your investment. In addition, the Fund will likely be able to sell its investments in private companies only in private transactions with another investor or group of investors, and there can be no assurance that the Fund will be able to successfully arrange such transactions if and when it desires to sell any of its investments in private companies or, if successfully arranged, that the Fund will be able to obtain favorable values upon the sale of its investments in private companies in such transactions.

Foreign Securities Risk. The Fund uses various criteria to determine which country is deemed to have issued the securities in which the Fund invests. Because issuers often have activities and operations in several different countries, an issuer could be considered a non-U.S. issuer even though changes in the value of its securities held by a Fund are significantly impacted by its U.S. activities. Similarly, an issuer could be classified as a U.S. issuer even when the changes in the value of the issuer’s securities held by a Fund are significantly impacted by non-U.S. activities. Foreign securities may be more volatile, harder to price and less liquid than U.S. securities. Foreign investments involve some of the following risks as well:

• political and economic instability;

• the impact of currency exchange rate fluctuations;

• reduced information about issuers;

• higher transaction costs;

• less stringent regulatory and accounting standards; and

• delayed settlement.

Additional risks include the possibility that a foreign jurisdiction might impose or increase withholding taxes on income payable with respect to foreign securities; the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which the Fund could lose its entire investment in a certain market); and the possible adoption of foreign governmental restrictions such as exchange controls.

The risks of investing in foreign securities are increased in connection with investments in emerging markets. See “Emerging Markets Risk”.

Emerging  Market  Securities  Risks.   The risks of investing in foreign securities are increased in connection with investments in emerging markets. Emerging markets are countries generally considered to be relatively less developed or industrialized. Emerging markets often face economic problems that could subject the Fund to increased volatility or substantial declines in value. Deficiencies in regulatory oversight, market infrastructure, shareholder protections (including limited rights and remedies of shareholders and U.S. authorities) and company laws could expose the Fund to risks beyond those generally encountered in developed countries. The frequency, availability and quality of financial information about potential investments in emerging markets may vary.  In addition, profound social changes and business practices that depart from norms in developed countries’ economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. Countries in emerging markets are also more likely to experience high levels of inflation, deflation or currency devaluation, which could also hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative. The Fund may also invest in frontier markets, which involve the same risks as emerging markets, but to a greater extent since they tend to be even smaller, less developed, and less accessible than other emerging markets.

Foreign Currency Exposure Risk. The Fund may invest in securities that trade in, or receive revenues in, foreign currencies are subject to the risk that those currencies may fluctuate in value relative to the U.S. Dollar. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the U.S. or abroad. These risks may impact the Fund more greatly to the extent the Fund does not hedge its currency risk. To manage currency risk, the Fund may enter into foreign currency exchange contracts to hedge against a decline in the U.S. Dollar value of a security it already owns or against an increase in the value of an asset it expects to purchase. The Fund is not required to hedge currency risk. The Adviser’s use of hedging techniques does not eliminate exchange rate risk. In certain circumstances, the Adviser may hedge using a foreign currency other than the currency which the portfolio securities being hedged are denominated. This type of hedging entails greater risk because it is dependent on a stable relationship between the two currencies paired in the hedge and the relationship can be very unstable at times. If the Adviser is unsuccessful in its attempts to hedge against exchange rate risk, the Fund could be in a less advantageous position than if the Adviser did not establish any currency hedge. Losses on foreign currency transactions used for hedging purposes may be offset by gains on the assets that are the subject of the Fund’s hedge.

The Fund’s gains from its positions in foreign currencies may accelerate and/or recharacterize the Fund’s income or gains at the Fund level and its distributions to shareholders. A Fund’s losses from such positions may also recharacterize the Fund’s income and its distributions to shareholders and may cause a return of capital to Fund shareholders.

To the extent a foreign government limits or causes delays in the convertibility or repatriation of its currency, this will adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency. Such actions could severely affect security prices, impair a Fund’s ability to purchase or sell foreign securities or transfer the Fund’s assets back into the U.S., or otherwise adversely affect the Fund’s operations.

Terrorism and Cybersecurity Risks. Infrastructure-related issuers are subject to disruption as a result of terrorist activities and other geopolitical events, including upheaval in the Middle East or other energy-producing regions. Cyber hacking could also cause significant disruption and harm to infrastructure-related issuers. The U.S. government has issued warnings that certain infrastructure assets, specifically those related to energy infrastructure, including exploration and production facilities, pipelines and transmission and distribution facilities, might be specific targets of terrorist activity. Additionally, digital and network technologies (collectively, “cyber networks”) might be at risk of cyberattacks that could potentially seek unauthorized access to digital systems for purposes such as misappropriating sensitive information, corrupting data or causing operational disruption. Cyberattacks might potentially be carried out by persons using techniques that could range from efforts to electronically circumvent network security or overwhelm websites to intelligence gathering and social engineering functions aimed at obtaining information necessary to gain access.

In addition, the Fund is subject to direct cybersecurity risk. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Adviser and/or the Fund’s service providers (including, but not limited to, Fund accountants, custodians, sub-custodians and transfer agents) to suffer data breaches, data corruption or lose operational functionality.

Operational Risks

Distribution Risks. The Fund may not be able to achieve operating results that will allow the Fund to make distributions at a specific level or to increase the amount of these distributions from time to time. The Fund cannot assure you that you will receive distributions at a particular level or at all. Dividends and distributions on equity securities are not fixed but are declared at the discretion of the issuer’s board of directors. A significant decline in the value of the securities in which the Fund invests may negatively impact its ability to pay distributions or cause you to lose all or a part of your investment.

In addition, the 1940 Act may limit the Fund’s ability to make distributions in certain circumstances. Restrictions and provisions in any future credit facilities and the Fund’s debt securities also may limit the Fund’s ability to make distributions. For federal income tax purposes, the Fund is required to distribute substantially all of its net investment income each year to maintain its status as a RIC, to reduce its federal income tax liability and to avoid a potential excise tax. If the Fund’s ability to make distributions on its common shares is limited, such limitations could, under certain circumstances, impair its ability to maintain its qualification for taxation as a RIC or result in the Fund having an income or excise tax liability, which would have adverse consequences for its shareholders. See “Material U.S. Federal Income Tax Considerations.”

Operating Results Risk. The Fund could experience fluctuations in its operating results due to a number of factors, including the return on its investments, the level of its expenses, and the degree to which the Fund encounters competition in its markets and general economic conditions. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.

Market Discount Risk. Shares of closed-end investment companies frequently trade at a discount from net asset value. Continued development of alternative vehicles for investing in essential asset companies may contribute to reducing or eliminating any premium or may result in the Fund’s common shares trading at a discount. The risk that the Fund’s common shares may trade at a discount is separate from the risk of a decline in the Fund’s net asset value as a result of investment activities.

Whether shareholders will realize a gain or loss for federal income tax purposes upon the sale of their common shares depends upon whether the market value of the common shares at the time of sale is above or below the shareholder’s basis in such common shares, taking into account transaction costs, and it is not directly dependent upon the Fund’s net asset value. Because the market price of the Fund’s common shares will be determined by factors such as the relative demand for and supply of the shares in the market, general market conditions and other factors beyond the Fund’s control, the Fund cannot predict whether its common shares will trade at, below or above net asset value, or at, below or above the public offering price for the Fund’s common shares.

Delay in Use of Proceeds Risk. Although the Fund expects to fully invest the net proceeds of this offering in an initial portfolio of primarily publicly listed investments within one month after the closing of this offering,  such  investments  may  be  delayed  if  suitable  investments  are  unavailable  at  the  time,  if  market conditions and volumes of securities are not favorable at the time or for other reasons. As a result, the proceeds may be invested in money market mutual funds, cash, cash equivalents, securities issued or guaranteed by the U.S. government or its instrumentalities or agencies, high quality, short-term money market instruments, short- term debt securities, certificates of deposit, bankers’ acceptances and other bank obligations, commercial paper or other liquid debt securities. The one-month timeframe associated with the anticipated use of proceeds could lower returns and lower the Fund’s yield in the first year after the issuance of the Fund’s common shares.

In addition, under current market conditions, the Fund expects that it may take approximately 24 months from the closing of this offering to identify and complete its investments in Private Infrastructure Opportunities.

Portfolio Turnover Risk.  At times, particularly during the initial twelve months of operation, the Fund’s portfolio turnover may be higher.  High portfolio turnover involves greater transaction costs for the Fund and may result in greater realization of capital gains, including short-term capital gains.

Valuation Risks.  The Private Infrastructure Opportunities will typically consist of securities for which a liquid trading market does not exist.  The fair value of these securities may not be readily determinable.  The Fund will value these securities in accordance with valuation procedures adopted by the Board of Trustees.  See “Determination of Net Asset Value.” The types of factors that may be considered in fair value pricing of the Fund’s investments include, as applicable, the nature and realizable value of any collateral, the issuer’s ability to make payments, the markets in which the issuer does business, comparison to publicly traded companies, discounted cash flow and other relevant factors.  Because such valuations, and particularly valuations of non-traded securities and private companies, are inherently uncertain, they may fluctuate over short periods of time and may be based on estimates.  The determination of fair value by the Board of Trustees may differ materially from the values that would have been used if a liquid trading market for these securities existed.  The Fund’s net asset value could be adversely affected if the determinations regarding the fair value of its investments were materially higher than the values that the Fund ultimately realizes upon the disposition of such securities.

Tax Risks.  The Fund intends to elect to be treated, and to qualify each year, as a RIC under the Code.  To maintain its qualification for federal income tax purposes as a RIC under the Code, the Fund must meet certain source-of-income, asset diversification and annual distribution requirements.  If for any taxable year the Fund fails to qualify for the special federal income tax treatment afforded RICs, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to the Fund’s shareholders) and its income available for distribution will be reduced.  For additional information on the requirements imposed on RICs and the consequences of a failure to qualify, see “Material U.S.  Federal Income Tax Considerations” below.

Leverage Risks.  The use of leverage creates an opportunity for increased common share net investment income dividends, but also creates risks for the holders of common shares.  The Fund cannot assure you that the use of leverage, if employed, will result in a higher yield on the common shares.  Any leveraging strategy the Fund employs may not be successful.

Leverage involves risks and special considerations for common shareholders, including:

•     the likelihood of greater volatility of NAV, market price and dividend rate of the common shares than a comparable portfolio without leverage;

•     the risk that fluctuations in interest rates or dividend rates on any leverage that the Fund must pay will reduce the return to the common shareholders;

•     the effect of leverage in a declining market, which is likely to cause a greater decline in the NAV of the common shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the common shares;

•     when the Fund uses financial leverage, the management fee payable to the Adviser will be higher than if the Fund did not use leverage; and

•     leverage may increase operating costs, which may reduce total return.

Any decline in the NAV of the Fund’s investments will be borne entirely by the holders of common shares.  Therefore, if the market value of the Fund’s portfolio declines, leverage will result in a greater decrease in NAV to the holders of common shares than if the Fund were not leveraged.  This greater NAV decrease will also tend to cause a greater decline in the market price for the common shares.  While the Fund may from time to time consider reducing any outstanding leverage in response to actual or anticipated changes in interest rates in an effort to mitigate the increased volatility of current income and NAV associated with leverage, there can be no assurance that the Fund will actually reduce any outstanding leverage in the future or that any reduction, if undertaken, will benefit the holders of common shares.  Changes in the future direction of interest rates are very difficult to predict accurately.  If the Fund were to reduce any outstanding leverage based on a prediction about future changes to interest rates, and that prediction turned out to be incorrect, the reduction in any outstanding leverage would likely operate to reduce the income and/or total returns to holders of common shares relative to the circumstance where the Fund had not reduced any of its outstanding leverage.  The Fund may decide that this risk outweighs the likelihood of achieving the desired reduction to volatility in income and share price if the prediction were to turn out to be correct, and determine not to reduce any of its outstanding leverage as described above.

The Fund currently does not intend to borrow money or issue debt securities or preferred shares, but may in the future borrow funds from banks or other financial institutions, or issue debt securities or preferred shares, as described in this prospectus.  Certain types of leverage the Fund may use may result in the Fund being subject to covenants relating to asset coverage and portfolio composition requirements.  The Fund may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for any debt securities or preferred shares issued by the Fund.  The terms of any borrowings or these rating agency guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the Investment Company Act.  The Adviser does not believe that these covenants or guidelines will impede it from managing the Fund’s portfolio in accordance with the Fund’s investment objectives and policies.

In addition to the foregoing, the use of leverage treated as indebtedness of the Fund for U.S.  federal income tax purposes may reduce the amount of Fund dividends that are otherwise eligible for the dividends received deduction in the hands of corporate shareholders.

Capital Markets Risks.  In the event of an economic downturn or increased financial stress, the cost of raising capital in the debt and equity capital markets may increase, and the ability to raise capital may be limited.  In particular, concerns about the general stability of financial markets and specifically the solvency of lending counterparties may impact the cost of raising capital from the credit markets through increased interest rates, tighter lending standards, difficulties in refinancing debt on existing terms or at all and reduced, or in some cases ceasing to provide, funding to borrowers.  In addition, lending counterparties under existing revolving credit facilities and other debt instruments may be unwilling or unable to meet their funding obligations.  As a result of any of the foregoing, the Fund or the companies in which the Fund invests may be unable to obtain new debt or equity financing on acceptable terms.  If funding is not available when needed, or is available only on unfavorable terms, the Fund or the companies in which the Fund invests may not be able to meet obligations as they come due.  Moreover, without adequate funding, essential asset companies may be unable to execute their growth strategies, complete future acquisitions, take advantage of other business opportunities or respond to competitive pressures, any of which could have a material adverse effect on their revenues and results of operations.

Legal, Regulatory and Policy Risks.  Legal and regulatory changes could occur that may adversely affect the Fund, its investments and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies.  New or revised laws or regulations may be imposed by the SEC, the U.S.  Commodity Futures Trading Commission (the “CFTC”), the Internal Revenue Service, the U.S.  Federal Reserve or other governmental regulatory authorities or self-regulatory organizations that could adversely affect us.  The Fund may also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by governmental regulatory authorities or self- regulatory organizations.

Due to recent instability in financial markets, U.S.  federal and state governments and foreign governments, their regulatory agencies or self-regulatory organizations have taken and may take additional actions that affect the regulation of the securities in which the Fund invests, or the issuers of such securities, in ways that are unforeseeable and on an “emergency” basis with little or no notice, with the consequence that some market participants’ ability to continue to implement certain strategies or manage the risk of their outstanding positions may be suddenly and/or substantially eliminated or otherwise negatively impacted.  Given the complexities of the global financial markets and the limited timeframe within which governments may be required to take action, these interventions may result in confusion and uncertainty, which in itself may be materially detrimental to the efficient functioning of such markets as well as previously successful investment strategies.

Limitations on Transactions with Affiliates Risk.  The 1940 Act limits the Fund’s ability to enter into certain transactions with certain of its affiliates.  As a result of these restrictions, the Fund may be prohibited from buying or selling any security directly from or to any portfolio company that is considered its affiliate under the 1940 Act.  However, the Fund may under certain circumstances purchase any such portfolio company’s securities in the secondary market, which could create a conflict for the Adviser or Subadviser between the Fund’s interests and the interests of the portfolio company, in that the ability of the Adviser or Subadviser, as applicable, to recommend actions in the Fund’s best interests might be impaired.

The 1940 Act also prohibits certain “joint” transactions by the Fund with certain of its affiliates, including other accounts adviser by the Adviser and Subadviser, which imposes limits on investments in the same issuer (whether at the same or different times).  The Adviser may in the future seek exemptive relief from the SEC that would permit the Fund, among other things, greater flexibility to co-invest with certain other persons, including certain other accounts, subject to certain terms and conditions.  Such relief may not cover all circumstances and the Fund may be precluded from participating in certain transactions due to regulatory restrictions on transactions with affiliates.

Anti-Takeover Provisions Risks.  The Fund’s Declaration of Trust and Bylaws include provisions that could delay, defer or prevent other entities or persons from acquiring control of the Fund, causing the Fund to engage in certain transactions or modify its structure.  These provisions may be regarded as “anti-takeover” provisions.  Such provisions could limit the ability of common shareholders to sell their shares at a premium over the then-current market prices by discouraging a third party from seeking to obtain control of us.  See “Certain Provisions in the Declaration of Trust and Bylaws.”

LEVERAGE

Use of Leverage

The Fund currently does not intend to borrow money or issue debt securities or preferred shares.  The Fund is, however, permitted to borrow money or issue debt securities in an amount up to 33 1/3% of the value of the Fund’s total assets, and issue preferred shares in an amount up to 50% of its total assets.  Although it has no present intention to do so, the Fund reserves the right to borrow money from banks or other financial institutions, or issue debt securities or preferred shares, in the future if it believes that market conditions would be conducive to the successful implementation of a leveraging strategy through borrowing money or issuing debt securities or preferred shares.  Any such leveraging will not be fully achieved until the proceeds resulting from the use of leverage have been invested in accordance with the Fund’s investment objectives and policies.

The use of leverage, if employed, can create risks.  When leverage is employed, the NAV and market price of the common shares and the yield to holders of common shares will be more volatile than if leverage were not used.  Changes in the value of the Fund’s portfolio, including securities bought with the proceeds of leverage, will be borne entirely by the holders of common shares.  If there is a net decrease or increase in the value of the Fund’s investment portfolio, leverage will decrease or increase, as the case may be, the NAV per common share to a greater extent than if the Fund did not utilize leverage.  A reduction in the Fund’s NAV may cause a reduction in the market price of its shares.  During periods in which the Fund is using leverage, the fee paid to the Adviser for advisory services will be higher than if the Fund did not use leverage, because the fees paid will be calculated on the basis of the Fund’s Managed Assets, which includes the proceeds from leverage.  Any leveraging strategy the Fund employs may not be successful.  See “Risk Factors—Operational Risks—Leverage Risks.”

Certain types of leverage the Fund may use may result in the Fund being subject to covenants relating to asset coverage and portfolio composition requirements.  The Fund may be subject to certain restrictions on investments imposed by one or more lenders or by guidelines of one or more rating agencies, which may issue ratings for any short-term debt securities or preferred shares issued by the Fund.  The terms of any borrowings or rating agency guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act.  The Adviser does not believe that these covenants or guidelines will impede it from managing the Fund’s portfolio in accordance with its investment objectives and policies if the Fund were to utilize leverage.

Under the 1940 Act, the Fund is not permitted to issue senior securities if, immediately after the issuance of such senior securities, the Fund would have an asset coverage ratio (as defined in the 1940 Act) of less than 300% with respect to senior securities representing indebtedness (i.e., for every dollar of indebtedness outstanding, the Fund is required to have at least three dollars of assets) or less than 200% with respect to senior securities representing preferred stock (i.e., for every dollar of preferred stock outstanding, the Fund is required to have at least two dollars of assets).  The 1940 Act also provides that the Fund may not declare distributions or purchase its stock (including through tender offers) if, immediately after doing so, it will have an asset coverage ratio of less than 300% or 200%, as applicable.  Under the 1940 Act, certain short-term borrowings (such as for cash management purposes) are not subject to these limitations if (i) repaid within 60 days, (ii) not extended or renewed and (iii) not in excess of 5% of the total assets of the Fund.

Credit Facility

The Fund is permitted to leverage its portfolio by entering into one or more credit facilities.  If the Fund enters into a credit facility, the Fund may be required to prepay outstanding amounts or incur a penalty rate of interest upon the occurrence of certain events of default.  The Fund would also likely have to indemnify the lenders under the credit facility against liabilities they may incur in connection therewith.  In addition, the Fund expects that any credit facility would contain covenants that, among other things, likely would limit the Fund’s ability to pay distributions in certain circumstances, incur additional debt, change certain of its investment policies and engage in certain transactions, including mergers and consolidations, and require asset coverage ratios in addition to those required by the 1940 Act.  The Fund may be required to pledge its assets and to maintain a portion of its assets in cash or high-grade securities as a reserve against interest or principal payments and expenses.  The Fund expects that any credit facility would have customary covenant, negative covenant and default provisions.  There can be no assurance that the Fund will enter into an agreement for a credit facility, or one on terms and conditions representative of the foregoing, or that additional material terms will not apply.  In addition, if entered into, a credit facility may in the future be replaced or refinanced by one or more credit facilities having substantially different terms or by the issuance of preferred shares.

Preferred Shares

The Fund is permitted to leverage its portfolio by issuing preferred shares.  Under the 1940 Act, the Fund is not permitted to issue preferred shares if, immediately after such issuance, the liquidation value of the Fund’s outstanding preferred shares exceeds 50% of its assets (including the proceeds from the issuance) less liabilities other than borrowings (i.e., the value of the Fund’s assets must be at least 200% of the liquidation value of its outstanding preferred shares).  In addition, the Fund would not be permitted to declare any cash dividend or other distribution on its common shares unless, at the time of such declaration, the value of the Fund’s assets less liabilities other than borrowings is at least 200% of such liquidation value.

The Fund expects that preferred shares, if issued, will pay adjustable rate dividends based on shorter-term interest rates, which would be redetermined periodically by a fixed spread or remarketing process, subject to a maximum rate which would increase over time in the event of an extended period of unsuccessful remarketing.  The adjustment period for preferred share dividends could be as short as one day or as long as a year or more.  Preferred shares, if issued, could include a liquidity feature that allows holders of preferred shares to have their shares purchased by a liquidity provider in the event that sell orders have not been matched with purchase orders and successfully settled in a remarketing.  The Fund expects that it would pay a fee to the provider of this liquidity feature, which would be borne by common shareholders of the Fund.  The terms of such liquidity feature could require the Fund to redeem preferred shares still owned by the liquidity provider following a certain period of continuous, unsuccessful remarketing, which may adversely impact the Fund.

If preferred shares are issued, the Fund may, to the extent possible, purchase or redeem preferred shares from time to time to the extent necessary in order to maintain asset coverage of any preferred shares of at least 200%.  In addition, as a condition to obtaining ratings on the preferred shares, the terms of any preferred shares issued are expected to include asset coverage maintenance provisions which will require the redemption of the preferred shares in the event of non-compliance by the Fund and may also prohibit dividends and other distributions on the common shares in such circumstances.  In order to meet redemption requirements, the Fund may have to liquidate portfolio securities.  Such liquidations and redemptions would cause the Fund to incur related transaction costs and could result in capital losses to the Fund.  Prohibitions on dividends and other distributions on the common shares could impair the Fund’s ability to qualify as a RIC under the Code.  If the Fund has preferred shares outstanding, two of the trustees will be elected by the holders of preferred shares voting separately as a class.  The remaining trustees will be elected by holders of common shares and preferred shares voting together as a single class.  In the event the Fund failed to pay dividends on preferred shares for two years, holders of preferred shares would be entitled to elect a majority of the trustees.

If the Fund issues preferred shares, the Fund expects that it will be subject to certain restrictions imposed by guidelines of one or more rating agencies that may issue ratings for preferred shares issued by the Fund.  These guidelines are expected to impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the 1940 Act.  It is not anticipated that these covenants or guidelines would impede the Adviser from managing the Fund’s portfolio in accordance with the Fund’s investment objectives and policies.

MANAGEMENT OF THE FUND

Trustees and Officers

The Fund’s business and affairs are managed under the direction of its Board of Trustees.  Accordingly, the Board of Trustees provides broad oversight over the Fund’s affairs, including oversight of the duties performed by the Adviser and the Subadviser.  The Fund’s officers are responsible for the day-to-day operations.  Each Trustee and officer will hold office until his or her successor is duly elected and qualifies or until he or she resigns or is removed in the manner in accordance with applicable law.  Unless otherwise indicated, the address of each Trustee and officer is 1900 Market Street, Suite 200, Philadelphia, PA, 19103.  Additional information regarding the Board of Trustees and its committees, and the officers, is set forth under “Management of the Fund” in the Fund’s statement of additional information.  [The Board of Trustees consists of a majority of Trustees who are not interested persons (as defined in the 1940 Act) of the Adviser, Subadviser or their affiliates (the “Independent Trustees”).]

Investment Adviser and Subadviser

Pursuant to the Advisory Agreement, Aberdeen Standard Investments Inc., a Delaware corporation formed in 1993, serves as the investment adviser to the Fund.  The Adviser’s principal place of business is located at 1900 Market Street, Suite 200, Philadelphia, Pennsylvania 19103.  The Adviser manages and supervises the investment of the Fund’s assets on a discretionary basis.

Pursuant to (the Subadvisory Agreement), Aberdeen Asset Managers Limited (the “Subadviser”), a corporation organized under the laws of Scotland, serves as subadviser to the Fund.  The Subadviser’s registered office is located at 10 Queen’s Terrace, Aberdeen, Scotland AB10 1YG.

Each of the Adviser and Subadviser is a wholly-owned subsidiary of Aberdeen Asset Management PLC which has its registered offices at 10 Queen’s Terrace, Aberdeen, Scotland AB10 1YG, and an indirect wholly owned subsidiary of Standard Life Aberdeen plc, which is listed on the London Stock Exchange and manages or administers approximately $643.2 billion in assets as of December 31, 2019.

In rendering investment advisory services, the Adviser and Subadviser may use the resources of investment adviser subsidiaries of Standard Life Aberdeen plc.  These affiliates have entered into a MOU pursuant to which investment professionals from each affiliate may render portfolio management and research services to U.S.  clients of the Standard Life Aberdeen plc affiliates, including the Fund, as associated persons of the Adviser or Subadviser.  No remuneration is paid by the Fund with regards to the MOU.

It may be more difficult or impossible to effect service of process or enforce judgments against the Subadviser and/or its affiliates obtained in U.S. courts and based on U.S. securities laws, bring an original action in foreign court to enforce liabilities of the Subadviser and/or its affiliates based on U.S. securities laws, and to bring claims on behalf of shareholders of the Fund.

Portfolio Managers

Subject to the oversight of the Board of Trustees and pursuant to the Advisory Agreement, investment teams consisting of portfolio managers of the Adviser and the Subadviser are responsible for the day-to-day management of their respective sleeves of the Fund’s overall investment portfolio.  The portfolio is managed by the Adviser’s and Subadviser’s Global Equity Team, which is responsible for the Fund’s public infrastructure investments, and the Real Assets Team, which is responsible for the Fund’s private/direct infrastructure investments.

Global Equity Team

The Global Equity Team works in a truly collaborative fashion; all team members have both portfolio construction and research responsibilities.  The Team is jointly and primarily responsible for the day-to-day management of the Fund’s public infrastructure investments, with the following members having the most significant responsibility for the day-to-day management of the Fund:

Dominic Byrne, CFA®, Head of Global Equities

Dominic Byrne is Head of the Global Equity Team.  Dominic joined ASI in 2000 as part of the UK Equity Team at Standard Life.  In December 2008, he joined the Global Equity Team and has managed a range of global equity strategies.  In 2018, Dominic was appointed Deputy Head of Global Equity at ASI and in 2020 he became Head of Global Equity.  Dominic graduated with a MEng in Engineering Science and is a CFA® charterholder.

Martin Connaghan, Investment Director, Global Equities

Martin Connaghan is an Investment Director on the Global Equity Team at ASI.  Martin joined ASI in 2001, via the acquisition of Murray Johnstone.  Martin has held a number of roles including Trader and SRI Analyst on the Global Equity Team; he also spent two years as a Portfolio Analyst on the Fixed Income Team in London.

Jamie Cumming, CFA®, Senior Investment Director, Global Equities

Jamie Cumming is a Senior Investment Director on the Global Equity Team at ASI.  Jamie joined ASI via the acquisition of Edinburgh Fund Managers in 2003, where he was an Investment Manager on the Japanese Equities Team.  Previously, Jamie worked for Grant Thornton Chartered Accountant and is a member of the Institute of Chartered Accountants in Scotland.  Jamie graduated with a BA (Hons) from Strathclyde University and is a CFA® charterholder.

Joshua Duitz, Senior Vice President, Global Equities

Josh Duitz is Senior Vice President in the Global Equities Team at ASI.  Josh is responsible for managing the Aberdeen Global Infrastructure Fund, a mutual fund, as well as three other closed-end investment companies: Aberdeen Total Dynamic Dividend Fund, Aberdeen Global Dynamic Dividend Fund and the Aberdeen Dynamic Dividend Fund.  Josh joined ASI in 2018 from Alpine Woods Capital Investors, LLC where he was a Portfolio Manager since 2007.  Previously, Josh worked for Bear Stearns where he was a Managing Director, Principal and traded international equities.  Prior to that, Josh worked for Arthur Andersen where he was a senior auditor.

Bruce Stout, Senior Investment Director, Global Equities

Bruce Stout is a Senior Investment Director on the Global Equity Team at ASI.  Bruce joined ASI in 2001, via the acquisition of Murray Johnstone.  Bruce has held a number of roles including Investment Manager on the Emerging Markets Team.  Bruce graduated with a BA in Economics from the University of Strathclyde and completed a graduate training course with General Electric Company UK.

Real Assets Team

The Real Assets Team works in a truly collaborative fashion; all team members have both portfolio construction and research responsibilities.  The Team is jointly and primarily responsible for the day-to-day management of the Fund’s private/direct infrastructure investments, with the following members having the most significant responsibility for the day-to-day management of the Fund:

Jim Gasperoni, CFA®, Co-Head of Real Assets

Jim Gasperoni is Co-Head of Real Assets at ASI responsible for co-managing the investment program across the private real assets spectrum.  Jim was a Partner at FLAG Capital Management, LLC (“FLAG”) prior to joining ASI via the firm’s acquisition in 2015.  Prior to joining FLAG in 2006, Jim was Managing Director of real assets and private equity for the Brown University Investment Office.  Prior to Brown, Jim was part of the three-person real assets investment team at Princeton University Investment Company, where he was involved in all private real assets investing and portfolio construction efforts on behalf of the University’s endowment.  Prior to his tenure at Princeton University, Jim worked at Nassau Capital, a private firm investing on behalf of Princeton University.  He also worked for Corporate Realty Investment Company and began his real estate career at his family consulting firm, Gasperoni & Company.  Jim holds an MBA from the University of Massachusetts (Lowell), an MS in Real Estate from MIT and a BS from Boston College.  He is also a CFA® charterholder.

Ryan Sullivan, CFA®, Co-Head of Real Assets

Ryan Sullivan is the Co-Head of Real Assets at ASI responsible for co-managing the investment program across the private real assets spectrum.  Ryan was a Vice President at FLAG prior to joining ASI via the firm’s acquisition in 2015.  Prior to joining FLAG in 2011, Ryan worked for TransCanada as an analyst focused on energy infrastructure investments.  While at TransCanada, he was part of a team which managed over 3,500 MW of conventional and renewable power generation assets and was responsible for acquisitions, development, deal structuring and portfolio management.  Ryan holds an MBA from Boston College and a BS from Merrimack College.  He is also a CFA® charterholder.

The statement of additional information provides additional information about each investment team’s compensation, other accounts that they manage and the ownership of the Fund’s securities by each investment team’s members.

Compensation and Expenses

Pursuant to the Advisory Agreement, the Fund has agreed to pay the Adviser a monthly management fee at an annual rate equal to [ ]% of the average daily value of the Fund’s Managed Assets.

“Managed Assets” means the total assets of the Fund, (including any assets attributable to money borrowed for investment purposes) minus the sum of the Fund’s accrued liabilities (other than money borrowed for investment purposes).  This means that during periods in which the Fund is using leverage, the fee paid to the Adviser will be higher than if the Fund did not use leverage because the fee is calculated as a percentage of the Fund’s Managed Assets, which include those assets purchased with leverage.

A discussion regarding the basis for the approval of the Advisory and Subadvisory Agreements by the Board will be available in the Fund’s first report to shareholders.

Except as otherwise described in this prospectus, the Fund pays, in addition to the fees paid to the Adviser, all other costs and expenses of its operations, including compensation of its Trustees (other than those affiliated with the Adviser), custodian, leveraging expenses, transfer and dividend disbursing agent expenses, legal fees, rating agency fees, listing fees and expenses, expenses of independent auditors, expenses of repurchasing shares, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies and taxes, if any.

The Fund and the Adviser have entered into the Expense Limitation Agreement, pursuant to which the Adviser has contractually agreed to limit expenses of the Fund at [ ]% (including offering expenses, but excluding interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) for one year from the effective date of this prospectus.  The Expense Limitation Agreement may be continued from year to year thereafter, provided that such continuance is specifically approved by the Adviser and the Fund (including by a majority of the Fund’s Independent Trustees).  Neither the Adviser nor the Fund is obligated to extend the Expense Limitation Agreement.  [The Expense Limitation Agreement may be terminated at any time, without the payment of any penalty, only by the Fund (upon the vote of a majority of the Independent Trustees or a majority of the outstanding voting securities of the Fund), upon 90 days’ written notice by the Fund to the Adviser.]

The Fund will be authorized to reimburse the Adviser for management fees previously limited and/or for expenses previously paid by the Adviser, provided, however, that any reimbursements must be paid at a date not more than three years after the date when the Adviser limited the fees or reimbursed the expenses and the reimbursements do not cause the Fund to exceed the lesser of the applicable expense limitation in the contract at the time the fees were limited or expenses are paid or the applicable expense limitation in effect at the time the expenses are being recouped by the Adviser.

Under the Subadvisory Agreement between the Adviser and the Subadviser with respect to the Fund, the Adviser pays the Subadviser a subadvisory fee based on the Fund’s average daily Managed Assets.  The subadvisory fee payable to the Subadviser is paid by the Adviser out of the investment management fee it receives from the Fund.

Duration and Termination

The Advisory and Subadvisory Agreements were approved by the Board of Trustees on [ ]. The Advisory Agreement and the Subadvisory Agreements will become effective as of the close of this offering. Unless terminated earlier as described below, each such agreement will continue in effect for a period of two years from the effective date and will remain in effect from year to year thereafter if approved annually by the Board of Trustees or by the affirmative vote of the holders of a majority of the Fund’s outstanding voting securities, and in either case, upon approval by a majority of the Trustees who are not interested persons or parties to such agreement.

Each of the Advisory Agreement and the Subadvisory Agreement provides that it may be terminated by the Fund at any time, without the payment of any penalty, by the Board of Trustees or by the vote of the holders of a majority of the outstanding shares of the Fund on 60 days’ written notice to the Adviser or the Subadviser, as applicable. In addition, the Subadvisory Agreement provides that it may be terminated by the Adviser at any time, without the payment of any penalty, on 60 days’ written notice to the Subadviser. Each of the Advisory Agreement  and  the  Subadvisory  Agreement  provides  that  it  may  be  terminated  by  the  Adviser  or  the Subadviser, as applicable, at any time, without the payment of any penalty, upon 60 days’ written notice to the Fund. Each of the Advisory Agreement and the Subadvisory Agreement also provides that it will automatically terminate in the event of an “assignment” (as defined in the 1940 Act), and the Subadvisory Agreement provides that it will automatically terminate in the event of the termination of the Advisory Agreement.

DETERMINATION OF NET ASSET VALUE

The Fund values its securities at current market value or fair value, consistent with regulatory requirements. “Fair value” is defined in the Fund’s Valuation and Liquidity Procedures as the price that could be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants without a compulsion to transact at the measurement date.

Equity securities that are traded on an exchange are valued at the last quoted sale price on the principal exchange on which the security is traded at the “Valuation Time”, subject to application, when appropriate, of the valuation factors described in the paragraph below. Under normal circumstances, the Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time). In the absence of a sale price, the security is valued at the mean of the bid/ask quoted at the close on the principal exchange on which the security is traded. Securities traded on NASDAQ are valued at the NASDAQ official closing price. Open end mutual funds are valued at the respective net asset value as reported by such company. The prospectuses for the registered open-end management investment companies in which the Fund invests explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing. Closed-end funds and ETFs are valued at the market price of the security at the Valuation Time.

Foreign equity securities that are traded on foreign exchanges that close prior to the Valuation Time are valued by applying valuation factors to the last sale price or the mean price as noted above. Valuation factors are provided by an independent pricing service provider. These valuation factors are used when pricing the Fund’s portfolio holdings to estimate market movements between the time foreign markets close and the time the Fund values such foreign securities. These valuation factors are based on inputs such as depositary receipts, indices, futures, sector indices/ETFs, exchange rates, and local exchange opening and closing prices of each security. When prices with the application of valuation factors are utilized, the value assigned to the foreign securities may not be the same as quoted or published prices of the securities on their primary markets. Valuation factors are not utilized if the independent pricing service provider is unable to provide a valuation factor or if the valuation factor falls below a predetermined confidence threshold.

Long-term fixed income securities are valued at the last quoted or evaluated bid price on the valuation date provided by an independent pricing service provider approved by the Fund’s Board of Trustees. If there are no current day bids, the security is valued at the previously applied bid. Pricing services generally price debt securities assuming orderly transactions of an institutional “round lot” size, and the strategies employed by the Adviser generally trade in round lot sizes. In certain circumstances, fixed income securities may be held or transactions may be conducted in smaller, “odd lot” sizes. Odd lots may trade at lower, or occasionally, higher prices than institutional round lot trades. Short-term fixed income securities (such as commercial paper and U.S. treasury bills) having a remaining maturity of 60 days or less are valued at the last quoted or evaluated bid price on the valuation date provided by an independent pricing service, or on the basis of amortized cost if it represents the best approximation for fair value.

Derivative instruments are generally valued according to the following procedures. Forward currency exchange contracts are generally valued based on the current spot exchange rates and the forward exchange rate points (ex. 1-month, 3-month) that are obtained from an approved pricing agent. Based on the actual settlement dates of the forward contracts held, an interpolated value of the forward points is combined with the spot exchange rate to derive the valuation. Futures contracts are generally valued at the most recent settlement price as of NAV determination. Swap agreements are generally valued by an approved pricing agent based on the terms of the swap agreement (including future cash flows). When market quotations or exchange rates are not readily available, or if the Adviser concludes that such market quotations do not accurately reflect fair value, the fair value of a Fund’s assets are determined in good faith in accordance with the Valuation Procedures.

In the event that a security’s market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which it trades closed before the Valuation Time), the security is valued at fair value as determined by the Fund’s Pricing Committee, taking into account the relevant factors and surrounding circumstances using Valuation and Liquidity Procedures approved by the Fund’s Board of Trustees.

Investments in Private Infrastructure Opportunities will typically be securities for which a liquid trading market does not exist. The fair value of these securities may not be readily determinable. The Fund will value these securities in accordance with the Valuation and Liquidity Procedures discussed above. The types of factors that may be considered in fair value pricing of the Fund's investments include, as applicable, the nature and realizable value of any collateral, the issuer's ability to make payments, the markets in which the issuer does business, comparison to publicly traded companies discounted cash flows and other relevant factors. Because  such  valuations,  and  particularly  valuations  of non-traded securities and private companies, are inherently uncertain, they may fluctuate over short periods of time and may be based on estimates. The determination of fair value by the Board of Trustees may differ materially from the values that would have been used if a liquid trading market for these securities existed.  In addition, the impact of changes in the market environment and other events on the fair values of the Fund's investments that have no readily available market values may differ from the impact of such changes on the readily available market values for the Fund's other investments. The Fund' net asset value could be adversely affected if the Fund's determinations regarding the fair value of the Fund's investments were materially higher than the values that the Fund ultimately realizes upon the disposal of such investments.

DISTRIBUTIONS

Once the Fund is fully invested and to the extent the Fund receives income, the Fund intends to distribute monthly all or a portion of its net investment income, including current gains, to common shareholders. The Fund’s  monthly distributions may include return of capital, which represents a return of a shareholder’s original investment in the Fund. The Fund expects to declare the initial distribution approximately 30 to 45 days, and to pay such distribution approximately 45 to 60 days, from the completion of this offering, depending upon market conditions. In addition, on an annual basis, the Fund intends to distribute in the last calendar quarter realized net capital gains, if any.

The Fund expects that the source of the cash payments it receives from its investments will constitute investment company  taxable  income,  as  well  as  long-term  capital  gains  or  return  of  capital  from  such  investments. Investment company taxable income includes, among other items, dividends, interest (including any net tax- exempt interest), and net short-term capital gains, less expenses. Long-term capital gains reflect the realized market price received in the sale of an investment security in excess of its cost basis, less net capital losses, including any capital loss carryforwards. A portion of distributions received from the Fund’s investments may be sourced as return of capital.

The 1940 Act generally limits the Fund’s long-term capital gain distributions to one per year, except for certain permitted distributions related to the Fund’s qualification as a RIC. This limitation does not apply to that portion of the Fund’s distributions that is not characterized as long-term capital gain. [The Fund may rely on a prior exemption obtained by the Adviser from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder permitting the Fund to make periodic distributions  of  long-term  capital  gains.]  For  federal  income  tax  purposes,  the Fund is  required  to  distribute substantially all of its net investment income each year to avoid both federal income tax and potential excise tax. If the Fund’s ability to make distributions on its common shares is limited, such limitations could, under certain circumstances, impair its ability to maintain its qualification for taxation as a RIC, which would have adverse consequences for its shareholders. See “Material U.S. Federal Income Tax Considerations.”

Various factors will affect the level of the Fund’s income, such as its asset mix and security mix. To permit the Fund to maintain a more stable distribution, the Fund may from time to time distribute less than the entire amount of income earned in a particular monthly period. The undistributed income would be available to supplement future distributions. As a result, the distributions paid by the Fund for any particular monthly period may be more or less than the amount of income actually earned by the Fund during that period. Undistributed income will add to the Fund’s net asset value and, correspondingly, distributions from undistributed income will deduct from its net asset value. See “Risk Factors—Operational—Distribution Risks.”

The Fund intends to elect to be treated as, and to qualify each year for the special tax treatment afforded, a RIC under  Subchapter  M  of  the  Code.  The Fund’s  policy  is  to  distribute  to  shareholders  substantially  all  of  its  net investment company taxable income and any net realized long-term capital gains for each fiscal year in a manner that complies with the distribution requirement of the Code, so that the Fund will not be subject to any federal income or excise taxes based on net income. See “Material U.S. Federal Income Tax Considerations” for discussion regarding federal income tax requirements as a RIC.

For federal income tax purposes, distributions of investment company taxable income are generally taxable to shareholders as ordinary income. However, it is expected that part (but not all) of the distributions to the Fund’s common shareholders may be eligible for qualified dividend income treatment for individual and other non-corporate shareholders and the dividends received deduction for corporate shareholders, assuming the shareholder  meets  certain  holding  period  and  other  requirements  with  respect  to  its  Fund  shares.  Any distributions in excess of the Fund’s current and accumulated earnings and profits will be treated first, as a tax- deferred return of capital, which is applied against and will reduce the adjusted tax basis of shares and, after such adjusted basis is reduced to zero, will generally constitute capital gains. Any long-term capital gain distributions are taxable to shareholders as long-term capital gains regardless of the length of time shares have been held. Net capital gain distributions are not eligible for qualified dividend income treatment or the dividend received deduction. See “Material U.S. Federal Income Tax Considerations” for a discussion regarding federal income tax requirements as a RIC, as well as the potential tax characterization of the Fund’s distributions to shareholders.

If a shareholder’s shares are registered directly with the Fund or with a brokerage firm that participates in the Fund’s Plan, distributions will be automatically reinvested in additional common shares under the plan unless a shareholder elects to receive distributions in cash. If a shareholder elects to receive distributions in cash, payment will be made by check. See “Dividend Reinvestment Plan.”

DIVIDEND REINVESTMENT PLAN

Pursuant to the Plan, shareholders whose common shares are registered in their own names will be deemed to have elected to have all distributions of income dividends and capital gains automatically reinvested by Computershare Trust Company N.A. (the “Plan Agent”) in Fund shares pursuant to the Plan, unless such shareholders elect to receive distributions in cash. Shareholders who elect to receive distributions in cash will receive such distributions paid by check in U.S. Dollars mailed directly to the shareholder by the Plan Agent, as dividend paying agent. In the case of shareholders such as banks, brokers or nominees that hold shares for others who are beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholders as representing the total amount registered in such shareholders’ names and held for the account of beneficial owners that have not elected to receive distributions in cash. Investors that own shares registered in the name of a bank, broker or other nominee should consult with such nominee as to participation in the Plan through such nominee and may be required to have their shares registered in their own names in order to participate in the Plan.  Please note that the

Fund does not issue certificates so all shares will be registered in book entry form.  The Plan Agent serves as agent for the shareholders in administering the Plan. If the Trustees of the Fund declare an income dividend or a capital gains distribution payable either in the Fund’s common shares or in cash, nonparticipants in the Plan will receive cash and participants in the Plan will receive common shares, to be issued by the Fund or purchased by the Plan Agent in the open market, as provided below. If the market price per share (plus expected brokerage commissions) on the valuation date equals or exceeds NAV per share on that date, the Fund will issue new shares to participants at NAV; provided, however, that if the NAV is less than 95% of the market price on the valuation date, then such shares will be issued at 95% of the market price. The valuation date will be the payable date for such distribution or dividend or, if that date is not a New York Stock Exchange trading day, the immediately preceding trading date. If NAV exceeds the market price of Fund shares at such time, or if the Fund should declare an income dividend or capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants’ accounts on, or shortly after, the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the NAV of a Fund share, the average per share purchase price paid by the Plan Agent may exceed the NAV of the Fund’s shares, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will receive the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date.

Participants have the option of making additional cash payments of a minimum of  $50 per investment (by check, one-time online bank debit or recurring automatic monthly ACH debit) to the Plan Agent for investment in the Fund’s common shares, with an annual maximum contribution of $250,000. The Plan Agent will use all such funds received from participants to purchase Fund shares in the open market on the 25th day of each month or the next trading day if the 25th is not a trading day.

If the participant sets up recurring automatic monthly ACH debits, funds will be withdrawn from his or her U.S. bank account on the 20th of each month or the next business day if the 20th is not a banking business day and invested on the next investment date. The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in an account, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in the name of the participant, and each shareholder’s proxy will include those shares purchased pursuant to the Plan. There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a per share fee of currently $0.02 incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends, capital gains distributions and voluntary cash payments made by the participant. Per share fees include any applicable brokerage commissions the Plan Agent is required to pay.

Participants also have the option of selling their shares through the Plan.  The Plan supports two types of sales orders.  Batch order sales are submitted on each market day and will be grouped with other sale requests to be sold. The price will be the average sale price obtained by Computershare’s broker, net of fees, for each batch order and will be sold generally within 2 business days of the request during regular open market hours.  Please note that all written sales requests are always processed by Batch Order.  ($10 and $0.12 per share).  Market Order sales will sell at the next available trade. The shares are sold real time when they hit the market, however an available trade must be presented to complete this transaction.  Market Order sales may only be requested by phone at 1-800-647-0584 or using Investor Center through www.computershare.com/buyaberdeen.  ($25 and $0.12 per share).

The receipt of dividends and distributions under the Plan will not relieve participants of any income tax that may be payable on such dividends or distributions. The Fund or the Plan Agent may terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to notice of the termination sent to members of the Plan at least 30 days prior to the record date for such dividend or distribution. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law, rules or policies of the SEC or any other regulatory authority) only by mailing a written notice at least 30 days’ prior to the effective date to the participants in the Plan. All correspondence concerning the Plan should be directed to the Plan Agent by phone at 1-800-647-0584, using Investor Center through www.computershare.com/buyaberdeen or in writing to Computershare Trust Company N.A., P.O. Box 505000, Louisville, KY 40233-5000.

DESCRIPTION OF SECURITIES

The information contained under this heading is only a summary and is subject to the provisions contained in the Fund’s Declaration of Trust and Bylaws and applicable laws.

Common Shares of Beneficial Interest

General. The Declaration of Trust authorizes the Fund to issue up to 100,000,000 common shares of beneficial interest, $0.001 par value per share. The Board of Trustees may, without any action by the Fund’s shareholders, amend the Declaration of Trust from time to time to increase or decrease the aggregate number of shares of beneficial interest or the number of shares of beneficial interest of any class or series that the Fund has authority to issue under the Declaration of Trust and under the 1940 Act. In addition, the Declaration of Trust authorizes the Board of Trustees, without any action by the Fund’s shareholders, to classify and reclassify any unissued common shares and preferred shares into other classes or series of shares of beneficial interest from time amending or supplementing the Declaration of Trust to set or change the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms and conditions of redemption for each class or series. Although the Fund does not have a present intention of doing so, the Fund could issue a class or series of shares that could delay, defer or prevent a transaction or a change in control of the Fund that might otherwise be in the shareholders’ best interests. Under applicable Maryland law and the Declaration of Trust, shareholders generally are not liable for the Fund’s debts or obligations.

All common shares offered pursuant to this prospectus will be, upon issuance, duly authorized, fully paid and nonassessable. All common shares offered pursuant to this prospectus will be of the same class and will have identical rights, as described below. Holders of common shares are entitled to receive distributions when authorized by the Board of Trustees and declared by the Fund out of assets legally available for the payment of distributions. Holders of common shares have no preference, conversion, exchange, sinking fund, redemption or appraisal rights and have no preemptive rights to subscribe for any of the Fund’s securities. All common shares have equal distribution, liquidation and other rights.

Limitations on Distributions. If any preferred shares are outstanding, holders of common shares will not be entitled to receive any distributions from the Fund unless the Fund has paid all accumulated distributions on preferred shares and unless asset coverage (as defined in the 1940 Act) with respect to preferred shares would be at least 200% after giving effect to such distributions.

If any senior securities representing indebtedness are outstanding, holders of common shares will not be entitled to receive any distributions from the Fund unless the Fund has paid all accrued interest on such indebtedness and unless asset coverage (as defined in the 1940 Act) with respect to any outstanding indebtedness would be at least 300% after giving effect to such distributions. See “Leverage.”

Liquidation Rights. Common shareholders are entitled to share ratably in the assets legally available for distribution to shareholders in the event of liquidation, dissolution or winding up, after payment of or adequate provision for all known debts and liabilities, including any outstanding debt securities or other borrowings and any interest accrued thereon. These rights are subject to the preferential rights of any other class or series of the

Fund’s shares of beneficial interest, including any preferred shares. The rights of common shareholders upon liquidation, dissolution or winding up would be subordinated to the rights of senior securities representing indebtedness and, if any, the holders of any preferred shares with preferential rights.

Voting Rights. Each outstanding common share entitles the holder to one vote on all matters submitted to a vote of shareholders, including the election of Trustees. The presence of the holders, in person or by proxy, of shares of beneficial interest entitled to cast a majority of all the votes entitled to be cast (without regard to class) will constitute a quorum at a meeting of shareholders, except with respect to any matter that, under applicable statutes or regulatory requirements of the Declaration of Trust, requires approval by a separate vote of the holders of one or more classes of shares of beneficial interest, in which case the presence in person or by proxy of the holders of shares of beneficial interest entitled to case a majority of the votes entitled to be cast by each such class on such a matter shall constitute a quorum. The Declaration of Trust provides that, except as otherwise provided in the Bylaws, Trustees will be elected by the affirmative vote of the holders of a majority of the shares of beneficial interest outstanding and entitled to vote thereon. The Bylaws provide that Trustees are elected by a plurality of all the votes cast at a meeting of shareholders duly called and at which a quorum is present. There is no cumulative voting in the election of Trustees. Consequently, at each annual meeting of shareholders, the holders of a majority of the outstanding shares of beneficial interest entitled to vote will be able to elect all of the successors of the class of Trustees whose terms expire at that meeting. Pursuant to the 1940 Act, holders of preferred shares will have the right to elect two Trustees at all times. Pursuant to the Declaration of Trust and Bylaws, the Board of Trustees may amend the Bylaws to alter the vote required to elect Trustees.

Under the rules of the NYSE applicable to listed companies, the Fund will be required to hold an annual meeting of shareholders in each fiscal year. If the Fund is converted to an open-end company or if for any other reason the shares are no longer listed on the NYSE (or any other national securities exchange the rules of which require annual meetings of shareholders), the Fund may amend its Bylaws so that the Fund is not otherwise required to hold annual meetings of shareholders.

Market. The Fund’s common shares are expected to be listed on the NYSE under the trading or ticker symbol “[ ],” subject to notice of issuance.

Transfer Agent, Dividend Paying Agent and Dividend Reinvestment Plan Agent. Computershare Trust Company, N.A. / Computershare Inc., P.O. Box 30170, College Station, Texas 77842-3170, will serve as the transfer agent and agent for the Plan for the Fund’s common shares and the dividend paying agent for the Fund’s common shares.

Preferred Shares of Beneficial Interest

General. The Declaration of Trust authorizes the issuance of up to 10,000,000 preferred shares of beneficial interest, $0.001 par value per share, with preferences, conversion or other rights, voting powers, restrictions, limitations as to distributions, qualifications and terms and conditions of redemption as determined by the Board of Trustees. The Fund has no preferred shares issued or outstanding as of the date of this prospectus.

The Board of Trustees may, without any action by the Fund’s shareholders, amend the Declaration of Trust from time to time to increase or decrease the aggregate number of shares of beneficial interest or the number of shares of beneficial interest of any class or series that the Fund has authority to issue under the Declaration of Trust and under the 1940 Act. In addition, the Declaration of Trust authorizes the Board of Trustees, without any action by the shareholders, to classify and reclassify any unissued preferred shares into other classes or series of shares from time to time by amending or supplementing the Declaration of Trust to set or change the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to distributions, qualifications and terms and conditions of redemption for each class or series.

Distributions. Holders of any preferred shares will be entitled to receive cash distributions, when, as and if authorized by the Board of Trustees and declared by us, out of funds legally available therefor. The prospectus for any preferred shares will describe the distribution payment provisions for those shares. Any distributions so declared and payable will be paid to the extent permitted under applicable Maryland law and to the extent available and in preference to and priority over any distribution declared and payable on the common shares.

Limitations on Distributions. If the Fund has senior securities representing indebtedness outstanding, holders of preferred shares will not be entitled to receive any distributions from the Fund unless asset coverage (as defined in the 1940 Act) with respect to outstanding debt securities and preferred shares would be at least 200% after giving effect to such distributions. See “Leverage.”

Liquidation Rights. In the event of any voluntary or involuntary liquidation, dissolution or winding up, the holders of any preferred shares, when and if authorized by the Board of Trustees, may would be entitled to receive a preferential liquidating distribution, before any distribution of assets is made to holders of common shares. Preferred shares, if any, will rank junior to the Fund’s debt securities upon liquidation, dissolution or winding up.

Voting Rights. Except as otherwise indicated in the Declaration of Trust or Bylaws, or as otherwise required by applicable law, holders of any preferred shares may have voting rights, when and if authorized by the Board of Trustees.

The 1940 Act requires that the holders of any preferred shares, voting separately as a single class, have the right to elect at least two Trustees at all times. The remaining Trustees will be elected by holders of common shares and preferred shares, voting together as a single class. In addition, subject to the prior rights, if any, of the holders of any other class of senior securities outstanding, the holders of any preferred shares have the right to elect a majority of the Trustees at any time two years’ accumulated distributions on any preferred shares are unpaid. The 1940 Act also requires that, in addition to any approval by shareholders that might otherwise be required,  the  approval  of  the  holders  of  a  majority  of  shares  of  any  outstanding  preferred  shares,  voting separately as a class, would be required to (1) adopt any plan of reorganization that would adversely affect the preferred shares, and (2) take any action requiring a vote of security holders under Section 13(a) of the 1940 Act, including, among other things, changes in the Fund’s subclassification as a closed-end investment company or changes in the Fund’s fundamental investment restrictions. See “Certain Provisions in The Declaration of Trust and Bylaws.” As a result of these voting rights, the Fund’s ability to take any such actions may be impeded to the extent that any of the Fund’s preferred shares are outstanding.

The affirmative vote of the holders of a majority of any outstanding preferred shares (unless a higher vote is required by the rules of any stock exchange or automated quotation system on which the Fund’s preferred shares may be listed or traded), voting as a separate class, generally will be required to amend, alter or repeal any of the preferences, rights or powers of holders of preferred shares so as to affect materially and adversely such preferences, rights or powers. The class vote of holders of preferred shares described above will in each case be in addition to any other vote required to authorize the action in question.

CERTAIN PROVISIONS IN THE DECLARATION OF TRUST AND BYLAWS

The following description of certain provisions of the Declaration of Trust and Bylaws is only a summary. For a complete description, please refer to the Declaration of Trust and Bylaws, which have been filed as exhibits to the Fund’s registration statement on Form N-2, of which this prospectus forms a part.

The Declaration of Trust and Bylaws include provisions that could delay, defer or prevent other entities or persons from acquiring control of the Fund, causing the Fund to engage in certain transactions or modifying the Fund’s structure. Furthermore, these provisions may have the effect of depriving shareholders of the opportunity to sell their shares at a premium over prevailing market prices by discouraging third parties from seeking to obtain control of the Fund. These provisions, which are summarized below, may be regarded as “anti-takeover” provisions.

Fifteen-Year Term

The Fund’s Declaration of Trust provides that the Fund will have a limited period of existence and will dissolve as of the close of business fifteen (15) years from the effective date of the initial registration statement of the Fund (such date, including any extension, the “Termination Date”); provided, that the Board of Trustees may vote to extend the Termination Date (1) for one period that may in no event exceed one year following the Termination Date, and (2) for one additional period that may in no event exceed six months, in each case without a vote of the Fund’s shareholders. On or before the Termination Date, the Fund will cease its investment operations, retire or redeem its leverage facilities, if any, liquidate its investment portfolio (to the extent possible) and distribute all of its liquidated net assets to common shareholders of record in one or more distributions on or after the Termination Date. Notwithstanding the foregoing, if the Board of Trustees determines to cause the Fund to conduct an Eligible Tender Offer (as defined herein) and the Eligible Tender Offer is completed, the Board of Trustees may, in its sole discretion and without any action by the shareholders of the Fund, eliminate the Termination Date and provide for the Fund’s perpetual existence, subject to the terms and conditions described herein.

The Fund’s Declaration of Trust provides that an eligible tender offer (an “Eligible Tender Offer”) is a tender offer by the Fund to purchase up to 100% of the then-outstanding common shares of beneficial interest (“common shares”) of the Fund as of a date within the 12 months preceding the Termination Date. It is anticipated that shareholders who properly tender common shares in the Eligible Tender Offer will receive a purchase price equal to the net asset value per share as of a date following the expiration date of the Eligible Tender Offer and prior to the payment date. The Declaration of Trust provides that, following an Eligible Tender Offer, the Fund must have at least $100 million of net assets to ensure its continued viability (the “Termination Threshold”). If the number of properly tendered common shares would result in Fund’s net assets totaling less than the Termination Threshold, the Eligible Tender Offer will be terminated and no common shares will be repurchased pursuant to the Eligible Tender Offer. Instead, the Fund will begin (or continue) liquidating its investment portfolio and proceed to terminate on the Termination Date. If the number of properly tendered common shares would result in the Fund’s net assets totaling greater than the Termination Threshold, the Fund will purchase all common shares properly tendered and not withdrawn pursuant to the terms of the Eligible Tender Offer. Following the completion of an Eligible Tender Offer, the Board of Trustees may vote to eliminate the Termination Date without a vote of the Fund’s shareholders and cause the Fund to have a perpetual existence.

Classification of the Board of Trustees; Election of Trustees

The Declaration of Trust provides that the Fund’s trustees are designated as Trustees, and that the Fund’s business and affairs are managed under the direction of the Board of Trustees.

The Declaration of Trust provides that the number of Trustees may be established only by a majority of the Board of Trustees then in office pursuant to the Bylaws. The Bylaws provide that the number of Trustees may not be greater than nine or less than one. Subject to any applicable limitations of the 1940 Act, and subject to any preferential rights of a class or series of preferred shares, any vacancy may be filled, at any regular meeting or at any special meeting called for that purpose, only by a majority of the remaining Trustees, even if those remaining Trustees do not constitute a quorum and any Trustee elected to fill a vacancy will serve for the remainder of the full term of the class in which the vacancy occurred and until a successor is elected and qualifies. Pursuant to the Declaration of Trust, on the first day the Fund has more than one shareholders of record, the Board of Trustees is divided into three classes: Class I, Class II and Class III. Upon the expiration of their current terms, which expire in 2021, 2022 and 2023, respectively, Trustees of each class will be elected to serve until the third annual meeting following their election and until their successors are duly elected and qualify. Each year only one class of Trustees will be elected by the shareholders. The classification of the Board of Trustees should help to assure the continuity and stability of the Fund’s strategies and policies as determined by the Board of Trustees.

The classified Board provision could have the effect of making the replacement of incumbent Trustees more time-consuming and difficult. At least two annual meetings of shareholders, instead of one, generally will be required to effect a change in a majority of the Board of Trustees. Thus, the classified Board provision could increase the likelihood that incumbent Trustees will retain their positions. The staggered terms of Trustees may delay, defer or prevent a change in control of the Fund, even though a change in control might be in the best interests of the shareholders.

Removal of Trustees

The Declaration of Trust provides that, subject to the rights of holders of one or more classes of preferred shares, if any, a Trustee may be removed only for cause and only by the affirmative vote of at least two-thirds of the votes entitled to be cast in the election of Trustees. This provision, when coupled with the provisions in the Declaration of Trust and Bylaws authorizing only the Board of Trustees to fill vacancies, precludes shareholders from removing incumbent Trustees, except for cause and by a substantial affirmative vote, and filling the vacancies created by the removal with nominees of shareholders.

Approval of Extraordinary Trust Action; Amendment of Declaration of Trust and Bylaws

Subject to certain exceptions described below, the Declaration of Trust provides for approval of amendments to the Declaration of Trust by the shareholders entitled to cast at least a majority of the votes entitled to be cast on the matter. The Declaration of Trust also provides that (1) the Fund’s liquidation or dissolution, or any merger, conversion, consolidation, share exchange or sale or exchange of all or substantially all of its assets that would require the approval of the stockholders of a Maryland corporation under the Maryland General Corporation Law, (2) certain transactions between the Fund and any person or group of persons acting together, and any person controlling, controlled by or under common control with any such person or member of such group, that may exercise or direct the exercise of 10% or more of the Fund’s voting power in the election of Trustees, (3) any amendment to the Declaration of Trust converting the Fund from a closed-end investment company to an open-end investment company or otherwise make the common shares a redeemable security and (4) any amendment to certain provisions of the Declaration of Trust, including the provisions relating to the number, qualifications, certain other duties specified in the Declaration of Trust, classification, election and removal of Trustees, requires the approval of the shareholders entitled to cast at least 80% of the votes entitled to be cast on such matter. If such a proposal is approved by at least two-thirds of the Continuing Trustees (defined below), in addition to approval by the full Board, such proposal may be approved by the affirmative vote of the shareholders entitled to cast a majority of the votes entitled to be cast on such matter or, in the case of transactions described in (2) above or any merger, conversion, consolidation, share exchange or sale or exchange of all or substantially all of the Fund’s assets, no shareholder approval is required, unless expressly required by the Declaration of Trust or the 1940 Act. The “Continuing Trustees” are defined in the Declaration of Trust as (1) the current Trustees that were serving at the time of closing of the initial public offering by the Fund of common shares (“Initial Trustees”), (2) those Trustees whose nomination for election by the shareholders or whose election by the Board to fill vacancies is approved by a majority of Initial Trustees on the Board at the time of the nomination or election, as applicable, or (3) any successor Trustees whose nomination for election by the shareholders or whose election by the Trustees to fill vacancies is approved by a majority of the Continuing Trustees or successor Continuing Trustees then in office. This provision could make it more difficult for certain extraordinary transactions to be approved if they are opposed by the Continuing Trustees and discourage proxy contests for control of the Board by persons wishing to cause such transactions to take place.

Notwithstanding the foregoing vote requirements, the Declaration of Trust provides that a sale or exchange of all or substantially all of the Fund’s assets in connection with the termination or an Eligible Tender Offer does not require shareholder approval.

Subject to certain exceptions described above and as otherwise provided in the Declaration of Trust or in the terms of any series or class of shares of beneficial interest, a majority of the entire Board of Trustees, with the vote of a majority of the Continuing Trustees, may amend the Declaration of Trust without any action by the shareholder. The Declaration of Trust and Bylaws provide that the Board of Trustees has the exclusive power to make, alter, amend or repeal any provision of the Fund’s Bylaws.

Advance Notice of Trustee Nominations and New Business

The Bylaws provide that, with respect to an annual meeting of shareholders, nominations of persons for election to the Board of Trustees and the proposal of other business to be considered by shareholders may be made only (1) pursuant to notice of the meeting, (2) by or at the direction of the Board of Trustees, or (3) by a shareholder who was a shareholder of record as of the record date for the meeting, at the time of giving notice and at the time of the meeting who is entitled to vote at the meeting and who has complied with the advance notice procedures of the Bylaws. With respect to special meetings of shareholders, only the business specified in the notice of the meeting may be brought before the meeting. Nominations of persons for election to the Board of Trustees at a special meeting may be made only (1) by or at the direction of the Board of Trustees, or (2) provided that a special meeting has been called for the purpose of electing Trustees by a shareholder who was a shareholders of record as of the record date for the meeting, at the time of giving notice and at the time of the meeting who is entitled to vote at the meeting and who has complied with the advance notice provisions of the Bylaws.

Shareholder-Requested Special Meetings

The Bylaws provide that special meetings of shareholders may be called by the Board of Trustees and certain of the Fund’s officers. In addition, the Bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the shareholders requesting the meeting, a special meeting of shareholders will be called by the Fund’s secretary upon the written request of shareholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting.

Action by Shareholders

Under the Declaration of Trust and Bylaws, shareholder action can be taken only at an annual or special meeting of shareholders.

CLOSED-END COMPANY STRUCTURE

The Fund is a non-diversified, closed-end management investment company and as such the shareholders will not have the right to cause the Fund to redeem their shares. Instead, the common shares trade in the open market at a price that will be a function of several factors, including distribution levels (which are in turn affected by expenses), net asset value, distribution stability, portfolio credit quality, relative demand for and supply of such shares in the market, general market and economic conditions and other factors.

Shares of closed-end management investment companies frequently trade at a discount to their net asset value. This characteristic of shares of closed-end management investment companies is a risk separate and distinct from the risk that the Fund’s net asset value may decrease as a result of investment activities. To the extent the Fund’s common shares do trade at a discount, the Board of Trustees may from time to time engage in open-market repurchases or tender offers for shares after balancing the benefit to shareholders of the increase in the net asset value per share resulting from such purchases against the decrease in the Fund’s assets, the potential increase in the ratio of the Fund’s expenses to its assets and the decrease in asset coverage with respect to any outstanding indebtedness or preferred shares. Any such purchase or tender offers may result in the temporary narrowing of any discount but will not necessarily have any long-term effect on the level of any discount. There is no guarantee or assurance that the Board of Trustees will decide to engage in any of these actions. Nor is there any guarantee or assurance that such actions, if undertaken, would result in the shares trading at a price equal or close to net asset value per share. Any share repurchase or tender offers will be made in accordance with requirements of the 1940 Act, the Exchange Act and the principal stock exchange on which the

Fund’s common shares are traded.

Conversion to an open-end mutual fund is extremely unlikely in light of the Fund’s investment objective and policies  and  would  require  approval  of  the  Board  of  Trustees  and  shareholder  approval  to  amend  the Declaration of Trust. If the Fund converted to an open-end mutual fund, the Fund would be required to redeem all senior notes and preferred shares then outstanding (requiring the Fund, in turn, to liquidate a significant portion of its investment portfolio), and the Fund’s common shares would no longer be listed on the NYSE or any other exchange. In contrast to a closed-end investment company, shareholders of an open-end investment company may require a fund to redeem its common shares at any time (except in certain circumstances as authorized by the 1940 Act or the rules thereunder) at their net asset value, without the discount commonly associated with closed-end investment companies. Open-end investment companies engage in a continuous offering of their shares and may maintain large cash positions or be required to liquidate favorable investments to meet redemptions. Open-end investment companies are thus subject to periodic asset in-flows and out-flows that can complicate portfolio management. In addition, certain of the Fund’s investment policies and restrictions may be incompatible with the requirements  applicable  to  an  open-end  investment  company. Accordingly,  conversion  to  an  open-end investment company may require material changes to the Fund’s investment policies.

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a general summary of material U.S. federal income tax considerations affecting the Fund and its shareholders. The discussion reflects applicable U.S. federal income tax laws as of the date of this prospectus, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue  Service  (the  “IRS”),  possibly  with  retroactive  effect.  No  attempt  is  made  to  present  a  detailed explanation of all U.S. federal income, estate, gift, state, local or foreign tax considerations affecting the Fund and its shareholders (including shareholders owning large positions in the Fund). The discussion set forth herein does not constitute tax advice. Investors are urged to consult their own tax advisers to determine the specific tax consequences to them of investing in the Fund, including applicable federal, state, local and foreign tax consequences to them or the effect of possible changes in tax laws.

In addition, no attempt is made to address tax considerations applicable to an investor with a special tax status, such as a financial institution, REIT, insurance company, regulated investment company, individual retirement account, other tax-exempt organization, dealer in securities or currencies, person holding shares of the Fund as part of a hedging, integrated, conversion or straddle transaction or constructive sale, trader in securities that has elected the mark-to-market method of accounting for its securities, U.S. holder (as defined below) whose functional currency is not the U.S. dollar, or investor with “applicable financial statements” within the meaning of section 451(b) of the Internal Revenue Code of 1986, as amended (the “Code”). Furthermore,  this  discussion  does  not  reflect  possible  application  of  the  alternative  minimum  tax.  Unless otherwise noted, this discussion assumes the Fund’s shares are held by U.S. persons and that such shares are held as capital assets.

A U.S. holder is a beneficial owner that is for U.S. federal income tax purposes:

•                  a citizen or individual resident of the United States (including certain former citizens and former long- term residents);

•                  a corporation or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;

•                  an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

•                  a trust with respect to which a court within the United States is able to exercise primary supervision over its administration and one or more U.S. persons have the authority to control all of its substantial decisions or the trust has made a valid election in effect under applicable U.S. Department of Treasury (“Treasury”) regulations to be treated as a U.S. person.

A “Non-U.S. holder” is a beneficial owner of shares of the Fund that is an individual, corporation, trust or estate and is not a U.S. holder. If a partnership (including any entity treated as a partnership for U.S. federal income tax purposes) holds shares of the Fund, the tax treatment of a partner in the partnership generally will depend upon the status of the partner and the activities of the partnership.

Taxation as a RIC

The Fund intends to elect to be treated as, and to qualify each year for the special tax treatment afforded, a regulated investment company (a “RIC”) under Subchapter M of the Code. As long as the Fund meets certain requirements that govern the Fund’s source of income, diversification of assets and distribution of earnings to shareholders, the Fund will not be subject to U.S. federal income tax on income distributed (or treated as distributed, as described below) to its shareholders. With respect to the source of income requirement, the Fund must  derive  in  each  taxable  year  at  least  90%  of  its  gross  income  (including  tax-exempt  interest)  from (1) dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies or other income (including, but not limited to, gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies  and (2) net income derived from interests in qualified publicly traded partnerships. A qualified publicly traded partnership is generally defined as a publicly traded partnership under section 7704 of the Code, but does not include a publicly traded partnership if 90% or more of its gross income is described in (1) above. For purposes of the income test, the Fund will be treated as receiving directly its share of the gross income of any partnership that is not a qualified publicly traded partnership.

With respect to the diversification of assets requirement, the Fund must diversify its holdings so that, at the end of each quarter of each taxable year, (1) at least 50% of the value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, the securities of other RICs and other securities, with such other securities limited for purposes of such calculation, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer and (2) not more than 25% of the value of the Fund’s total assets is invested in the securities (other than U.S. government securities or the securities of other RICs) of any one issuer, the securities (other than the securities of other RICs) of two or more issuers that the Fund controls and that are determined to be engaged in the same, similar or related trades or businesses or the securities of one or more qualified publicly traded partnerships.

In determining whether the Fund satisfies the gross income test, the character of the Fund’s distributive share of items of income, gain and loss derived through any unregistered fund or other entity properly treated as partnerships for U.S. federal income tax purposes (other than qualified publicly traded partnerships) generally will be determined as if the Fund realized its distributive share of such tax items directly. Similarly, for the purpose of the asset diversification test, the Fund, in appropriate circumstances, will “look through” to the assets held by any such partnership.

If the Fund qualifies  as a RIC and distributes  to its shareholders at least 90% of the sum of (1) its “investment company taxable income,” as that term is defined in the Code (which includes, among other items, dividends, taxable interest and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) without regard to the deduction for dividends paid and (2) the excess of its gross tax-exempt interest, if any, over certain deductions attributable to such interest that are otherwise disallowed, the Fund will be relieved of U.S. federal income tax on any income of the Fund, including long-term capital gains, distributed to shareholders. However, if the Fund retains any investment company taxable income or “net capital gain” (i.e., the excess of net long-term capital gain over net short-term capital loss), it will be subject to U.S. federal income tax at regular corporate federal income tax rates on the amount retained. The Fund intends to distribute at least annually substantially all of its investment company taxable income, net tax-exempt interest and net capital gain. Under the Code, the Fund generally will also be subject to a nondeductible 4% federal excise tax on the undistributed portion of its ordinary income and capital gains if it fails to meet certain distribution requirements with respect to each calendar year. In order to avoid the 4% federal excise tax, the required  minimum  distribution  is  generally  equal  to  the  sum  of  (1)  98%  of  the  Fund’s  ordinary  income (computed on a calendar year basis), (2) 98.2% of the Fund’s capital gain net income (generally computed for the one-year period ending on October 31), and (3) certain amounts from previous years to the extent such amounts have not been treated as distributed or been subject to tax under Subchapter M of the Code. The Fund generally intends to make distributions in a timely manner in an amount at least equal to the required minimum distribution and therefore, under normal conditions, does not currently expect to be subject to this excise tax. In addition, a domestic Subsidiary generally will be subject to U.S. federal income tax at regular corporate rates on its taxable income, which taxes (and any other taxes borne by Subsidiaries) would adversely affect the returns from investments held through the Subsidiaries.

Failure to Qualify as a RIC

If the Fund fails to qualify as a RIC in any taxable year, it will be taxed in the same manner as an ordinary corporation on its taxable income and distributions to the Fund’s shareholders will not be deductible by the Fund in computing its taxable income. In such event, the Fund’s distributions, to the extent derived from the Fund’s current or accumulated earnings and profits, would be taxed to shareholders as dividend income. Such distributions would generally be eligible for the dividends received deduction available to corporate shareholders, and  non-corporate  shareholders  would  generally  be  able  to  treat  such  distributions  as  “qualified dividend income” eligible for reduced rates of U.S. federal income taxation, provided in each case that certain holding period and other requirements are satisfied. Distributions in excess of the Fund’s current and accumulated earnings and profits would be treated first as a return of capital to the extent of the shareholders’ tax basis in their Fund shares, and any remaining distributions would be treated as a capital gain. Current earnings and profits are generally treated, for federal income tax purposes, as first being used to pay distributions on preferred shares and then to the extent remaining, if any, to pay distributions on common shares. To qualify as a RIC in a subsequent taxable year, the Fund would be required to satisfy the source-of-income, the asset diversification and the annual distribution requirements for that year and dispose of any earnings and profits from any year in which the Fund failed to qualify as a RIC. Subject to a limited exception applicable to RICs that qualified as such under the Code for at least one year prior to disqualification and that requalify as a RIC no later than the second year following the nonqualifying year, the Fund would be subject to tax on any unrealized built-in gains in the assets held by it during the period in which the Fund failed to qualify as a RIC that are recognized within the subsequent five years, unless the Fund made an election to pay corporate-level tax on such built-in gain at the time of its requalification as a RIC.

Taxation of Certain Fund Investments

Investments in Partnerships

The Fund may invest in unregistered funds and other entities properly treated as partnerships for U.S. federal income tax purposes (other than qualified publicly traded partnerships).  An entity that is properly classified as a partnership (and not an association or publicly traded partnership taxable as a corporation) is not itself subject to federal income tax. Instead, each partner of the partnership is required to take into account its distributive share of the partnership’s net capital gain or loss, net short-term capital gain or loss, and its other items of ordinary income or loss (including all items of income, gain, loss and deduction allocable to that partnership from investments in other partnerships) for each taxable year of the partnership ending with or within the partner’s taxable year. Each such item will have the same character to a partner, and will generally have the same source (either United States or foreign), as though the partner realized the item directly. Partners of a partnership must report these items regardless of the extent to which, or whether, the partnership or the partners receive cash distributions with respect to such items. Accordingly, the Fund may be required to recognize items of taxable income and gain prior to the time that any corresponding cash distributions are made to or by the Fund (including in circumstances where investments by an underlying partnership, such as investments in debt instrument with “original issue discount,” generate income prior to a corresponding receipt of cash). In such case, the Fund may have to dispose of assets that it would otherwise have continued to hold in order to generate cash for distributions to Fund shareholders.  In addition, the Fund may have to dispose of assets, or devise other methods of cure, to the extent an underlying partnership earns income of a type that is not qualifying income for purposes of the gross income test or holds assets that could cause the Fund not to satisfy the RIC asset diversification tests.

Other Considerations

The application of certain requirements for qualification as a RIC and the application of certain other federal income tax rules may be unclear in some respects in connection with certain investments. As a result, the Fund may be required to limit the extent to which it invests in such investments and it is also possible that the IRS may not agree with the Fund’s treatment of such investments. In addition, the tax treatment of certain investments may be affected by future legislation, Treasury regulations and guidance issued by the IRS (which could apply retroactively) that could affect the timing, character and amount of the Fund’s income and gains and distributions to  shareholders,  affect  whether  the  Fund  has  made  sufficient  distributions  and  otherwise  satisfied  the requirements to maintain its qualification as a RIC and avoid federal income and excise taxes or limit the extent to which the Fund may invest in certain investments in the future.

Certain of the Fund’s investment practices are subject to special and complex federal income tax provisions that may, among other things, (1) convert distributions that would otherwise constitute qualified dividend income into ordinary income taxed at the higher rate applicable to ordinary income, (2) treat distributions that would otherwise be eligible for the corporate dividends received deduction as ineligible for such treatment, (3) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (4) convert long-term capital gain into short-term capital gain or ordinary income, (5) convert an ordinary loss or deduction into a capital loss (the deductibility of which is more limited), (6) cause the Fund to recognize income or gain without a corresponding receipt of cash, (7) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (8) adversely alter the characterization of certain complex financial transactions, and (9) produce income that will not be included in the sources of income from which a RIC must derive at least 90% of its gross income each year. While it may not always be successful in doing so, the Fund will seek to avoid or minimize any adverse tax consequences of its investment practices.

The Fund may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest, dividends and capital gains with respect to its investments in those countries, which would, if imposed, reduce the yield on or return from those investments. Tax treaties between certain countries and the United States may reduce or eliminate such taxes in some cases. The Fund does not expect to satisfy the requirements for passing through to its shareholders their pro rata shares of qualified foreign taxes paid by the Fund, with the result that shareholders will not be entitled to a tax deduction or credit for such taxes on their own U.S. federal income tax returns, although the Fund’s payment of such taxes will remain eligible for a foreign tax credit or a deduction in computing the Fund’s taxable income.

Foreign exchange gains and losses realized by the Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options and futures contracts relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to section 988 of the Code, which generally causes such gain and loss to be treated as ordinary income or loss.

Section 163(j) of the Code limits the deductibility of business interest. Generally, the provision limits the deduction for net business interest expenses to 30% of a taxpayer’s adjusted taxable income (50% for taxable years beginning in 2019 or 2020). The deduction for interest expenses is not limited to the extent of any business interest income, which is interest income attributable to a trade or business and not investment income. The IRS has issued proposed regulations clarifying that all interest expense and interest income of a RIC is treated as properly allocable to a trade or business for purposes of the limitation on the deductibility of business interest. As a result, this limitation may impact the Fund’s ability to use leverage (e.g., borrow money, issue debt securities, etc.).

Taxation for U.S. Shareholders

Assuming the Fund qualifies as a RIC, distributions paid to you by the Fund from its investment company taxable income generally will be taxable to you as ordinary income to the extent of the Fund’s earnings and profits, whether paid in cash or reinvested in additional shares. A portion of such distributions (if designated by the Fund) may qualify (1) in the case of corporate shareholders, for the dividends received deduction under section 243 of the Code to the extent that the Fund’s income consists of dividend income from U.S. corporations, excluding distributions from certain entities, including REITs, or (2) in the case of individual shareholders, as qualified dividend income eligible to be taxed at the federal income tax rates applicable to net capital gain under section 1(h)(11) of the Code to the extent that the Fund receives qualified dividend income, and provided in each case that certain holding period and other requirements are met at both the Fund and shareholder levels. Qualified dividend income is, in general, dividend income from taxable domestic corporations and qualified foreign corporations (for example, generally, if the issuer is incorporated in a possession of the United States or in a country with a qualified comprehensive income tax treaty with the United States, or if the shares with respect to which such dividend is paid are readily tradable on an established securities market in the United States). To be treated as qualified dividend income, the shareholder must hold the shares paying otherwise qualifying dividend income more than 60 days during the 121-day period beginning 60 days before the ex-dividend date (or, in the case of certain preferred shares, more than 90 days during the 181-day period beginning 90 days before the ex-dividend date). A shareholder’s holding period may be reduced for purposes of this rule if the shareholder engages in certain risk reduction transactions with respect to the shares. A qualified foreign corporation generally excludes any foreign corporation that, for the taxable year of the corporation in which the dividend was paid or the preceding taxable year, is a passive foreign investment company. Distributions made to you from an excess of net long-term capital gain over net short-term capital losses (“capital gain dividends”), including capital gain dividends credited to you but retained by the Fund, will be taxable to you as long-term capital gain if they have been properly designated by the Fund, regardless of the length of time you have owned the Fund’s shares.

Distributions in excess of the Fund’s earnings and profits will be treated by you, first, as a tax-free return of capital, which is applied against and will reduce the adjusted basis of your shares and, after such adjusted basis is reduced to zero, generally will constitute capital gain to you. After the close of its taxable year, the Fund will provide you with information on the federal income tax status of the dividends and distributions you received from the Fund during the year.

For taxable years beginning after December 31, 2017 and before January 1, 2026, qualified REIT dividends (i.e., REIT dividends other than capital gain dividends and portions of REIT dividends designated as qualified dividend income) are eligible for a 20% federal income tax deduction in the case of individuals, trusts and estates. If the Fund receives qualified REIT dividends, it may elect to pass the special character of this income through to its shareholders. To be eligible to treat distributions from the Fund as qualified REIT dividends, a shareholder must hold shares of the Fund for more than 45 days during the 91-day period beginning on the date that is 45 days before the date on which the shares become ex-dividend with respect to such dividend and the shareholder must not be under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. If the Fund does not elect to pass the special character of this income through to shareholders or if a shareholder does not satisfy the above holding period requirements, the shareholder will not be entitled to the 20% deduction for the shareholder’s share of the Fund’s qualified REIT dividend income while direct investors in REITs may be entitled to the deduction. Subject to any future regulatory guidance to the contrary, any distribution of income attributable to the Fund’s investments in a qualified publicly traded partnership will currently not qualify for the deduction that would be available to a non-corporate shareholder were the stockholder to own such qualified publicly traded partnership directly. As a result, it is possible that a non-corporate shareholder will be subject to a higher effective tax rate on any such distributions received from the Fund compared to the effective rate applicable to any qualified publicly traded partnership income the shareholder would derive if the shareholder invested directly in the qualified publicly traded partnership.

Sales and other dispositions of the Fund’s shares generally are taxable events. You should consult your own tax adviser with reference to your individual circumstances to determine whether any particular transaction in the Fund’s shares is properly treated as a sale or exchange for federal income tax purposes and the tax treatment of any gains or losses recognized in such transactions. The sale or other disposition of shares of the Fund generally will result in capital gain or loss to you, equal to the difference between the amount realized and your adjusted basis in the shares sold or exchanged (taking into account any reductions in such basis resulting from prior returns of capital), and will be long-term capital gain or loss if your holding period for the shares is more than one year at the time of sale. Any loss upon the sale or exchange of shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends you received (including amounts credited as an undistributed capital gain dividend) with respect to such shares. A loss you realize on a sale or exchange of shares of the Fund generally will be disallowed if you acquire other shares of the Fund (whether through the automatic reinvestment of dividends or otherwise) or other substantially identical shares within a 61-day period beginning 30 days before and ending 30 days after the date that you dispose of the shares. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Present law taxes both long- term and short-term capital gain of corporations at the same rate applicable to ordinary income of corporations. For non-corporate taxpayers, short-term capital gain will currently be taxed at the rate applicable to ordinary income, while long-term capital gain generally will be taxed at the long-term capital gain rates. Capital losses are subject to certain limitations.

For purpose of determining (1) whether the annual distribution requirement to maintain RIC status is satisfied for any year and (2) the amount of capital gain dividends paid for that year, the Fund may, under certain circumstances, elect to treat a distribution that is paid during the following taxable year as if it had been paid during the taxable year in question. If the Fund makes such an election, the U.S. shareholder will still be treated as receiving the distribution in the taxable year in which the distribution is made. However, if the Fund pays you a distribution in January that was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such distribution will be treated for federal income tax purposes as being paid by the Fund and received by you on December 31 of the year in which the distribution was declared. A shareholder may elect not to have all distributions automatically reinvested in Fund shares pursuant to the Plan. If a shareholder elects not to participate in the Plan, such shareholder will receive distributions in cash. For taxpayers subject to U.S. federal income tax, all distributions generally will be taxable, as discussed above, regardless of whether a shareholder takes them in cash or they are reinvested pursuant to the Plan in additional shares of the Fund.

If a shareholder’s distributions are automatically reinvested pursuant to the Plan, for U.S. federal income tax purposes, the shareholder generally will be treated as having received a taxable distribution in the amount of the cash dividend that the shareholder would have received if the shareholder had elected to receive cash. Under certain circumstances, however, if a shareholder’s distributions are automatically reinvested pursuant to the Plan and the Plan Agent invests the distribution in newly issued shares of the Fund, the shareholder may be treated as receiving a taxable distribution equal to the fair market value of the shares the shareholder receives.

The Fund intends to distribute substantially all realized capital gains, if any, at least annually. If, however, the Fund were to retain any net capital gain, the Fund may designate the retained amount as undistributed capital gains in a notice to shareholders who, if subject to U.S. federal income tax on long-term capital gains, (1) will be required to include in income as long-term capital gain, their proportionate shares of such undistributed amount and (2) will be entitled to credit their proportionate shares of the federal income tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. If such an event occurs, the basis of the shares owned by a shareholder of the Fund will, for U.S. federal income tax purposes, generally be increased by the difference between the amount of undistributed net capital gain included in the shareholder’s gross income and the tax deemed paid by the shareholder.

Backup Withholding

The Fund is required in certain circumstances to backup withhold at a current rate of 24% on distributions and certain other payments paid to certain holders of the Fund’s shares who do not furnish the Fund with their correct taxpayer identification number (in the case of individuals, their social security number) and certain certifications or who are otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to you may be refunded or credited against your U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

Medicare Tax

An additional 3.8% tax is imposed on the net investment income of certain individuals with a modified adjusted gross income of over $200,000 ($250,000 in the case of joint filers) and on the undistributed net investment income of certain estates and trusts. For these purposes, “net investment income” generally will include interest, dividends, annuities, royalties, rent, net gain attributable to the disposition of property not held in a trade or business (including net gain from the sale, exchange or other taxable disposition of shares of the Fund) and certain other income, but will be reduced by any deductions properly allocable to such income or net gain. Thus, certain of the Fund’s taxable distributions and gains on the sale of Fund shares to shareholders may be subject to this additional tax.

U.S. Federal Income Tax Considerations for Non-U.S. Shareholders

The following discussion is a general summary of the material U.S. federal income tax considerations applicable to a Non-U.S. holder of Fund shares (a “Non-U.S. Shareholder”).

This summary does not purport to be a complete description of the income tax considerations for a Non-U.S. Shareholder. For example, the following does not describe income tax consequences that are assumed to be generally known by investors or certain considerations that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws. This summary does not discuss any aspects of U.S. estate or gift tax or state or local tax. In addition, this summary does not address (1) any Non-U.S. Shareholder that holds, at any time, more than 5% percent of the Fund’s shares, directly or under ownership attribution rules applicable for purposes of section 897 of the Code, or (2) any Non-U.S. Shareholder whose ownership of shares of the Fund is effectively connected with the conduct of a trade or business in the United States.

As indicated above, the Fund intends to elect to be treated, and to qualify each year, as a RIC for U.S. federal income tax purposes. This summary is based on the assumption that the Fund will qualify as a RIC in each of its taxable years. Distributions of the Fund’s investment company taxable income to Non-U.S. Shareholders will, except as discussed below, be subject to withholding of U.S. federal income tax at a 30% rate (or lower rate provided by an applicable income tax treaty) to the extent of the Fund’s current and accumulated earnings and profits. In order to obtain a reduced rate of withholding, a Non-U.S. Shareholder will be required to provide the Fund with the applicable IRS Form W-8 certifying its entitlement to benefits under a treaty. The Fund generally will not be required to withhold tax on any amounts paid to a Non-U.S. Shareholder with respect to dividends attributable to “qualified short-term gain” (i.e., the excess of net short-term capital gain over net long-term capital loss) designated as such by the Fund and dividends attributable to certain U.S. source interest income that would not be subject to federal withholding tax if earned directly by a non-U.S. person, provided such amounts are properly designated by the Fund. The Fund may choose not to designate such amounts.

Actual or deemed distributions of the Fund’s net capital gains to a Non-U.S. Shareholder, and gains realized by a Non-U.S. Shareholder upon the sale of the Fund’s shares, will not be subject to withholding of U.S. federal income tax and generally will not be subject to U.S. federal income tax unless the Non-U.S. Shareholder is an individual, has been present in the United States for 183 days or more during the taxable year and certain other conditions are satisfied.

If the Fund distributes its net capital gains in the form of deemed rather than actual distributions (which the Fund may do in the future), a Non-U.S. Shareholder may be entitled to a federal income tax credit or tax refund equal to the shareholder’s allocable share of the tax the Fund paid on the capital gains deemed to have been distributed. In order to obtain the refund, the Non-U.S. Shareholder must obtain a U.S. taxpayer identification number and file a federal income tax return even if the Non-U.S. Shareholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a federal income tax return.

A Non-U.S. Shareholder who is a non-resident alien individual, and who is otherwise subject to withholding of federal income tax, may be subject to information reporting and backup withholding of federal income tax on dividends unless the Non-U.S. Shareholder provides the Fund or the dividend paying agent with an IRS Form W-8BEN (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. Shareholder or otherwise establishes an exemption from backup withholding. The amount of any backup withholding from a payment to a Non-U.S. Shareholder will be allowed as a credit against such Non-U.S. Shareholder’s United States federal income tax liability and may entitle such holder to a refund, provided that the required information is furnished to the IRS.

Special rules apply to foreign persons who receive distributions from the Fund that are attributable to gain from “United States real property interests” (“USRPIs”). The Code defines USRPIs to include direct holdings of U.S. real property and any interest (other than an interest solely as a creditor) in a “United States real property holding corporation” or a former United States real property holding corporation. The Code defines a United States real property holding corporation as any corporation whose USRPIs make up 50% or more of the fair market value of its USRPIs, its interests in real property located outside the United States, plus any other assets it uses  in  a  trade  or  business.  In  general,  if  the  Fund  is  a  United  States  real  property  holding  corporation (determined without regard to certain exceptions), distributions by the Fund that are attributable to (1) gains realized on the disposition of USPRIs by the Fund and (2) distributions received by the Fund from a lower-tier RIC or REIT that the Fund is required to treat as USRPI gain in its hands will retain their character as gains realized from USRPIs in the hands of the foreign persons and will be subject to U.S. federal withholding tax. In addition, such distributions could result in the foreign shareholder being required to file a U.S. tax return and pay tax on the distributions at regular U.S. federal income tax rates. The consequences to a non-U.S. shareholder, including the rate of such withholding and character of such distributions (e.g., ordinary income or USRPI gain) will vary depending on the extent of the non-U.S. shareholder’s current and past ownership of the Fund.

In addition, if the Fund is a United States real property holding corporation or former United States real property holding corporation, the Fund may be required to withhold U.S. tax upon a redemption of shares by a greater-than-5% shareholder that is a foreign person, and that shareholder would be required to file a U.S. income tax return for the year of the disposition of the USRPI and pay any additional tax due on the gain. However, no such withholding is generally required with respect to amounts paid in redemption of shares of a fund if the fund is a domestically controlled qualified investment entity, or, in certain other limited cases, if a fund (whether or not domestically controlled) holds substantial investments in RICs that are domestically controlled qualified investment entities.

Non-U.S. persons should consult their own tax advisers with respect to the U.S. federal income tax and withholding tax and state, local and foreign tax consequences of an investment in the shares.

Foreign Account Tax Compliance Act

The Fund generally must to obtain information sufficient to identify the status of each of its shareholders under Sections 1471-1474 of the Code and the U.S. Treasury and IRS guidance issued thereunder (collectively, “FATCA”) or under an applicable intergovernmental agreement (an “IGA”) entered into by the United States and a foreign jurisdiction to implement FATCA. If a shareholder fails to provide this information or otherwise fails to comply with FATCA or an IGA, the Fund may be required to withhold 30% of ordinary dividends the Fund pays to that shareholder. If a payment by the Fund is subject to FATCA withholding, the Fund or its agent is required to withhold even if such payment would otherwise be exempt from withholding under the rules applicable to foreign shareholders described above. The IRS and the Department of Treasury have issued proposed regulations, on which taxpayers may currently rely, providing that the gross proceeds of share redemptions or exchanges and capital gain dividends the Fund pays will not be subject to FATCA withholding. You are encouraged to consult with your own tax adviser regarding the possible implications of FATCA on your investment in Fund shares, including investments through an intermediary. In addition, some foreign countries have implemented and others are considering, and may implement, laws similar in purpose and scope to FATCA.

The foregoing is a general and abbreviated summary of the provisions of the Code and the Treasury regulations in effect as they directly govern the taxation of the Fund and its shareholders. These provisions are subject to change by legislative and administrative action, and any such change may be retroactive. Shareholders are urged to consult their own tax advisers regarding specific questions as to U.S. federal, foreign, state, local income or other taxes based on their particular circumstances.

UNDERWRITERS

Under  the  terms  and  subject  to  the  conditions  of  an  underwriting  agreement  dated  the  date  of  this prospectus, the Underwriters named below, for whom [ ] are acting as representatives (the “Representatives”), have severally agreed to purchase, and the Fund has agreed to sell to them, the number of common shares indicated below:

Underwriter	Number of Common Shares
[ ]	[ ]
[ ]	[ ]
Total	[ ]

The Underwriters are offering the common shares subject to their acceptance of the shares from the Fund and subject to prior sale. The underwriting agreement provides that the obligations of the several Underwriters to pay for and accept delivery of the common shares offered by this prospectus are subject to the approval of certain legal matters by their counsel and to certain other conditions. The Underwriters are obligated to take and pay for all of the common shares offered by this prospectus if any such shares are taken. However, the Underwriters are not required to take or pay for the common shares covered by the Underwriters’ over-allotment option described below.

The Underwriters initially propose to offer part of the common shares directly to the public at the public offering price listed on the cover page of this prospectus and part to certain dealers at a price that represents a concession not in excess of $[ ] per common share under the public offering price. Investors must pay for any common shares purchased in this offering on or before [ ], 20[ ].

The Fund has granted to the Underwriters an option, exercisable for [ ] days from the date of this prospectus, to purchase up to [ ] additional common shares at the public offering price listed on the cover page of this prospectus, less underwriting discounts and commissions. The Underwriters may exercise this option solely for the purpose of covering over-allotments, if any, made in connection with the offering of the common shares offered by this prospectus. To the extent the option is exercised, each Underwriter will become obligated, subject to certain conditions, to purchase about the same percentage of the additional common shares as the number listed next to the Underwriter’s name in the preceding table bears to the total number of common shares listed next to the names of all Underwriters in the preceding table.

The following table shows the per share and total public offering price, underwriting discounts and commissions (sales load) and proceeds to the Fund. These amounts are shown assuming both no exercise and full exercise of the Underwriters’ option to purchase up to an additional [ ] common shares.

Total
	Per Share		No Exercise		Full Exercise

Public offering price	$	[ ]	$	[ ]	$	[ ]
Sales load	[None]		[None]		[None]
Proceeds to the Fund	$	[ ]	$	[ ]	$	[ ]

The fees to certain Underwriters described below under “Compensation to Be Paid by The Adviser” are not reimbursable to the Adviser by the Fund and are therefore not reflected in the table above.

The Underwriters have informed the Fund that they do not intend sales to discretionary accounts to exceed [ ]% of the total number of common shares offered by them.

In connection with the requirements for listing the Fund’s common shares on the NYSE, the Underwriters have undertaken to sell lots of [ ] or more shares to a minimum of [ ] beneficial owners in the United States. The minimum investment requirement is [ ] common shares.

The Fund’s common shares are expected to be listed on the NYSE under the trading or ticker symbol “[ ],” subject to notice of issuance.

The Fund and an officer of the Fund who is purchasing common shares in this offering have agreed that, without the prior written consent of the Representatives on behalf of the Underwriters, the Fund and the officer will not, during the period ending [ ] days after the date of this prospectus:

•                     offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend or otherwise transfer or dispose of, directly or indirectly, any common shares or any securities convertible into or exercisable or exchangeable for common shares;

•                     file any registration statement with the SEC relating to the offering of any common shares or any securities convertible into or exercisable or exchangeable for common shares; or

•                     enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the common shares;

whether any such transaction described above is to be settled by delivery of common shares or such other securities, in cash or otherwise. The restrictions described in the immediately preceding paragraph do not apply to:

•       the sale of common shares to the Underwriters; or

•       any common shares issued pursuant to the Plan.

The Representatives, in their sole discretion, may release the common shares and other securities subject to the lock-up agreements described above in whole or in part at any time with or without notice.

At the Fund’s request, [ ] has agreed to allocate, at the initial public offering price, approximately  [ ]%  of the  common  shares  offered  by  this  prospectus  for  sale  to  certain  officers  and employees of the Adviser and its affiliates who have expressed an interest in purchasing common shares in this offering (the “share purchase program”). As with all other common shares sold in this offering, the Adviser (and not the Fund) has agreed to pay, from its own assets, compensation of $[ ] per share to the Underwriters in connection with shares sold by [ ] through the share purchase program. Officers and employees of the Adviser and its affiliates who purchase common shares through the share purchase program will be subject to the same lock-up period and restrictions described above.

In order to facilitate the offering of the common shares, the Underwriters may engage in transactions that stabilize, maintain or otherwise affect the price of the common shares. Specifically, the Underwriters may sell more common shares than they are obligated to purchase under the underwriting agreement, creating a short position. A short sale is covered if the short position is no greater than the number of common shares available for purchase by the Underwriters under the over-allotment option. The Underwriters can close out a covered short sale by exercising the over-allotment option or purchasing common shares in the open market. In determining the source of shares to close out a covered short sale, the Underwriters will consider, among other things, the open market price of common shares compared to the price available under the over-allotment option. The Underwriters also may sell common shares in excess of the over-allotment option, creating a naked short position. The Underwriters must close out any naked short position by purchasing common shares in the open market. A naked short position is more likely to be created if the Underwriters are concerned that there may be downward pressure on the price of the common shares in the open market after pricing that could adversely affect investors who purchase in this offering. As an additional means of facilitating this offering, the Underwriters may bid for, and purchase, common shares in the open market to stabilize the price of the common shares. Finally, the underwriting syndicate also may reclaim selling concessions allowed to an Underwriter or a dealer for distributing the common shares in the offering. These activities may raise or maintain the market price of the common shares above independent market levels or prevent or retard a decline in the market price of the common shares. The Underwriters are not required to engage in these activities and may end any of these activities at any time.

The Fund, the Adviser, the Subadviser and the Underwriters have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act.

A prospectus in electronic format may be made available on websites maintained by one or more Underwriters, or selling group members, if any, participating in this offering. The Representatives may agree to allocate a number of common shares to Underwriters for sale to their online brokerage account holders. Internet distributions will be allocated by the Representatives to Underwriters that may make Internet distributions on the same basis as other allocations.

Prior to this offering, there has been no public market for the Fund’s common shares. The initial public offering price for the common shares was determined by negotiation among the Fund, the Adviser and the Representatives. There can be no assurance, however, that the price at which the common shares trade after this offering will not be lower than the price at which they are sold by the Underwriters or that an active trading market in the Fund’s common shares will develop and continue after this offering.

Prior to the public offering of the Fund’s common shares, the Adviser purchased common shares from the Fund in an amount satisfying the net worth requirements of section 14(a) of the 1940 Act. As of the date of this prospectus, the Adviser owned 100% of the Fund’s outstanding common shares. The Adviser may be deemed to control the Fund until such time as it owns less than 25% of the Fund’s outstanding common shares, which is expected to occur as of the completion of this offering.

The Fund anticipates that the Representatives and certain other Underwriters may from time to time act as brokers and dealers in connection with the execution of the Fund’s portfolio transactions after they have ceased to be Underwriters and, subject to certain restrictions, may act as such brokers while they are Underwriters.

The Underwriters and their respective affiliates are full service financial institutions engaged in various activities, which may include securities trading, commercial and investment banking, financial advisory, investment management, principal investment, hedging, financing and brokerage activities. Certain of the Underwriters or their respective affiliates from time to time have provided in the past, and may provide in the future, investment banking, securities trading, hedging, brokerage, commercial lending and financial advisory services to us, certain of the Fund’s executive officers and affiliates and the Adviser and its affiliates in the ordinary course of business, for which they have received, and may receive, customary fees and expenses.

No action has been taken in any jurisdiction (except in the United States) that would permit a public offering of common shares, or the possession, circulation or distribution of this prospectus or any other material relating to the Fund or the common shares where action for that purpose is required. Accordingly, the common shares may not be offered or sold, directly or indirectly, and neither this prospectus nor any other offering material or advertisements in connection with the common shares may be distributed or published, in or from any country or jurisdiction except in compliance with the applicable rules and regulations of any such country or jurisdiction.

Certain marketing or sales related support in connection with this offering has been provided by affiliates of the Adviser. The Adviser entered into an agreement with an affiliated registered broker-dealer for the delivery of marketing support to the Adviser during the course of this offering.

The principal business address of [ ] is [ ]. The principal business address of [ ] is [ ].

Compensation to Be Paid by The Adviser

The Adviser (and not the Fund) has agreed to pay to each of [ ] and [ ], from its own assets, an upfront structuring fee for advice relating to the structure, design and organization of the Fund as well as services related to the sale and distribution of the common shares in the amount of $[ ] and $[ ], respectively. If the over-allotment option is not exercised, the upfront structuring fee paid to each of [ ] and [ ] will not exceed [ ]% and [ ]%, respectively, of the total public offering price of the common shares. These services provided by these Underwriters to the Adviser are unrelated to its function of advising the Fund as to its investments in securities or use of investment strategies and investment techniques.

The amount of these structuring, syndication and other fees are calculated based on the total respective sales of common shares by the Underwriters receiving the fees, including those common shares included in the Underwriters’ over-allotment option, and will be paid regardless of whether some or all of the over-allotment option is exercised.

In addition, the Adviser (and not the Fund) has agreed to pay the Underwriters, from its own assets, additional compensation of $[ ] per common share sold in this offering, which amount will not exceed [ ]% of the total public offering price of the common shares.

The Adviser (and not the Fund) will reimburse reasonable and documented out-of-pocket expenses related to the offering of the common shares incurred by certain affiliates, or associated persons thereof, and employees of the Adviser, including in connection with participation in the road show and related activities (“affiliate reimbursable expenses”). Some or all of such affiliate reimbursable expenses may be paid to Aberdeen Fund Distributors, LLC, a broker-dealer affiliate of the Adviser that is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”), and its associated persons. While Aberdeen Fund Distributors, LLC will not act as an underwriter in connection with the Fund’s initial public offering, it has provided marketing support for the Fund in connection with the offering. Marketing support services provided by Aberdeen Fund Distributors, LLC included, among other things, assistance with organizing and scheduling roadshow presentations, assistance in presentations to underwriters and selected dealers and preparation and review of the Fund’s marketing materials. The Adviser (and not the Fund) will pay Aberdeen Fund Distributors, LLC a fee for these marketing support services. The affiliate reimbursable expenses and the fee for marketing support services paid to Aberdeen Fund Distributors, LLC and its associated persons will not exceed [ ]% of the total public offering price of the common shares if the over-allotment option is not exercised.

Total underwriting compensation determined in accordance with FINRA rules is summarized as follows. The Adviser has agreed to reimburse the Underwriters for the reasonable fees and disbursements of counsel to the Underwriters in connection with the review by FINRA of the terms of the sale of the common shares in an amount not to exceed $[ ] in the aggregate, which amount will not exceed [ ]% of the total public offering price of the common shares if the over-allotment option is not exercised. The sum total of all compensation to the Underwriters, Aberdeen Fund Distributors, LLC and its associated persons in connection with this public offering of the common shares, including expense reimbursement and all forms of syndication, structuring and other fee payments to the Underwriters, will not exceed [ ]% of the total public offering price of the common shares.

LEGAL MATTERS

Certain legal matters in connection with the securities offered hereby will be passed upon for the Fund by [ ] (“[ ]”). [ ] advised the Underwriters in connection with the offering of the common shares. [ ] and [ ] may rely as to certain matters of Maryland law on the opinion of [ ].

AVAILABLE INFORMATION

The Fund will be subject to the informational requirements of the Exchange Act and the 1940 Act and will be required to file reports, including annual and semi-annual reports, proxy statements and other information with the SEC. These documents will be available on the EDGAR database on the SEC’s internet site (http://www.sec.gov) or upon payment of copying fees by electronic request to publicinfo@sec.gov.

This prospectus does not contain all of the information in the Fund’s registration statement, including amendments, exhibits and schedules. Statements in this prospectus about the contents of any contract or other document are not necessarily complete and in each instance reference is made to the copy of the contract or other document filed as an exhibit to the registration statement, each such statement being qualified in all respects by this reference.

Additional  information  about  the Fund  can  be  found  in  the Fund’s  Registration  Statement  (including  amendments, exhibits and schedules) on Form N-2 filed with the SEC. The SEC maintains a web site (http://www.sec.gov) that contains the Fund’s Registration Statement, other documents incorporated by reference and other information the Fund has filed electronically with the SEC.

TABLE OF CONTENTS OF

THE STATEMENT OF ADDITIONAL INFORMATION

Investment Limitations	1

Investment Objective and Policies	1

Management of the Fund	29

Portfolio Transactions	35

Control Persons and Principal Shareholders	37

Determination of Net Asset Value	37

Material U.S. Federal Income Tax Considerations	39

Proxy Voting Policies	46

Administrator, Custodian and Fund Accountant	46

Independent Registered Public Accounting Firm	47

Report of the Independent Registered Public Accounting Firm	47

Financial Statements	47

Additional Information	47

Appendix A	A-1

[ ] Shares

Aberdeen Standard Global Infrastructure Income Fund

Common Shares of Beneficial Interest

$[ ] per Share

Prospectus

[ ], 20[ ]

[ ]

Until [ ] (25 days after the date of this prospectus), all dealers that buy, sell or trade the common shares, whether or not participating in this offering, may be required to deliver a prospectus. This delivery requirement is in addition to each dealer’s obligation to deliver a prospectus when acting as an underwriter and with respect to its unsold allotments or subscriptions.

The information in this statement of additional information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This statement of additional information is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where an offer or sale is not permitted.

SUBJECT TO COMPLETION

Preliminary Statement of Additional Information dated May 28, 2020

Aberdeen Standard Global Infrastructure Income Fund

STATEMENT OF ADDITIONAL INFORMATION

Aberdeen Standard Global Infrastructure Income Fund, a Maryland statutory trust (the “Fund”), is a newly organized, non-diversified, closed-end management investment company.

This statement of additional information relates to an offering of the Fund’s common shares and does not constitute a prospectus, but should be read in conjunction with the Fund’s prospectus relating thereto dated [ ]. This statement of additional information does not include all information that a prospective investor should consider before purchasing any of the Fund’s common shares. You should obtain and read the prospectus prior to purchasing any of the Fund’s common shares. A copy of the prospectus may be obtained without charge by calling toll-free at [ ]. You also may obtain a copy of the prospectus on the SEC’s web site (http://www.sec.gov). Capitalized terms used but not defined in this statement of additional information have the meanings ascribed to them in the prospectus.

This statement of additional information is dated [ ], 20[ ].

TABLE OF CONTENTS OF

THE STATEMENT OF ADDITIONAL INFORMATION

Investment Limitations	1
Investment Objective and Policies	1
Management of the Fund	29
Portfolio Transactions	35
Control Persons and Principal Shareholders	37
Determination of Net Asset Value	37
Material U.S. Federal Income Tax Considerations	39
Proxy Voting Policies	46
Administrator, Custodian and Fund Accountant	46
Independent Registered Public Accounting Firm	47
Report of the Independent Registered Public Accounting Firm	47
Financial Statements	47
Additional Information	47
Appendix A	A-1

INVESTMENT LIMITATIONS

This section supplements the disclosure in the prospectus and provides additional information on the Fund’s investment limitations. Investment limitations identified as fundamental may be changed only with the approval of the holders of a majority of the Fund’s outstanding voting securities (which for this purpose and under the Investment Company Act of 1940, as amended (the “1940 Act”), means the lesser of (1) 67% of the voting shares present in person or by proxy at a meeting at which more than 50% of the outstanding voting shares are present in person or by proxy, or (2) more than 50% of the outstanding voting shares).

Investment limitations stated as a maximum percentage of the Fund’s assets are applied only immediately after, and because of, an investment or a transaction by the Fund’s adviser to which the limitation is applicable (other than the limitations on borrowing). Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered in determining whether the investment complies with the Fund’s investment limitations. All limitations are based on a percentage of the Fund’s total assets (including assets obtained through leverage).

Fundamental Investment Limitations

The following are the fundamental investment limitations set forth in their entirety. The Fund may not:

(1)	issue senior securities, except as permitted by the 1940 Act and the rules and interpretive positions of the SEC thereunder;

(2)	borrow money, except as permitted by the 1940 Act and the rules and interpretive positions of the SEC thereunder;

(3)

make loans, except by the purchase of debt obligations, by entering into repurchase agreements or through the lending of portfolio securities and as otherwise permitted by the 1940 Act and the rules and interpretive positions of the SEC thereunder;

(4)

purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industry; and;

(5)

underwrite securities issued by others, except to the extent that we may be considered an underwriter within the meaning of the Securities Act of 1933, as amended (the “Securities Act”), in the disposition of restricted securities held in our portfolio;

(6)

purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, except that the Fund may invest in securities or other instruments backed by real estate or securities of companies that invest in real estate or interests therein (including real estate investment trusts (“REITs”)); and

(7)

purchase or sell physical commodities unless acquired as a result of the ownership of securities or other instruments, except that we may purchase or sell options and futures contracts or invest in securities or other instruments backed by physical commodities.

All other investment policies are considered non-fundamental and may be changed by the Fund’s Board of Trustees (the “Board of Trustees” or the “Board”) without prior approval of the Fund’s outstanding voting securities.

INVESTMENT OBJECTIVE AND POLICIES

The prospectus presents the Fund’s investment objective and principal investment strategies and risks. The following is a description of the various investments that the Fund may make, whether as a primary or secondary strategy, and a summary of certain attendant risks. Any investments described in this section are subject to the limitations set forth in the Prospectus. Aberdeen Standard Investments Inc. (“ASII” or the “Adviser”) serves as the Fund’s investment adviser.  Aberdeen Asset Managers Limited (“AAML”) serves as the Fund’s subadviser (the “Subadviser” and together with ASII, the “Advisers”).  The Advisers may, but are not required to, buy any of the

1

following instruments or use any of the following techniques, and would do so only if they believe that doing so will help to achieve the Fund’s investment objective. The following is not meant to be an exclusive list of all the securities and instruments in which the Fund may invest or investment strategies in which it may engage, and the Fund may invest in instruments and securities and engage in strategies other than those listed below.

Closed-End Funds

The value of the shares of a closed-end fund may be higher or lower than the value of the portfolio securities held by the closed-end fund. Closed-end funds may trade infrequently and with small volume, which may make it difficult for the Fund to buy and sell shares. Also, the market price of closed-end funds tends to rise more in response to buying demand and fall more in response to selling pressure than is the case with larger capitalization companies.

“Commodity Pool” Exclusion

The Commodity Futures Trading Commission (“CFTC”) subjects advisers to registered investment companies to regulation by the CFTC if a fund that is advised by the investment adviser either (i) invests, directly or indirectly, more than a prescribed level of its liquidation value in CFTC-regulated futures, options and swaps (“CFTC Derivatives”), or (ii) markets itself as providing investment exposure to such instruments. To the extent the Fund uses CFTC Derivatives, it intends to do so below such prescribed levels and will not market itself as a “commodity pool” or a vehicle for trading such instruments. Accordingly, the Adviser has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”) pursuant to Rule 4.5 under the CEA. The Adviser is not, therefore, subject to registration or regulation as a “commodity pool operator” under the CEA in respect of the Fund.

Currency Transactions

The Fund may engage in currency transactions as described in the prospectus or this SAI. Generally, except as provided otherwise, the Fund may engage with counterparties primarily in order to hedge, or manage the risk of the value of portfolio holdings denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and over-the-counter (“OTC”) options on currencies, and currency swaps. The Fund may enter into currency transactions with creditworthy counterparties that have been approved by the Adviser’s Counterparty Credit Risk Department in accordance with its Credit Risk Management Policy.

Forward Currency Contracts.  A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract.  These contracts are entered into in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers.

At or before the maturity of a forward currency contract, the Fund may either sell a portfolio security and make delivery of the currency, or retain the security and fully or partially offset its contractual obligation to deliver the currency by purchasing a second contract.  If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward currency contract prices.

The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the foreign currency contract has been established.  Thus, the Fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward currency contracts.  The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

2

In general, the Fund covers its daily obligation requirements for outstanding forward foreign currency contracts by earmarking or segregating liquid portfolio securities. To the extent that the Fund is not able to cover its forward currency positions with underlying portfolio securities, the Fund segregates cash. If the value of the securities used to cover a position or the value of segregated assets declines, the Fund will find alternative cover or segregate additional cash or other liquid assets on a daily basis so that the value of the ear-marked or segregated assets will be equal to the amount of the Fund’s commitments with respect to such contracts.

Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of the Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom.  Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

Cross Hedge. If a particular currency is expected to decrease against another currency, the Fund may sell the currency expected to decrease and purchase a currency which is expected to increase against the currency sold in an amount approximately equal to the lesser of some or all of the Fund’s portfolio holdings denominated in or exposed to the currency sold.

Proxy-Hedge. The Fund may also enter into a position hedge transaction in a currency other than the currency being hedged (a “proxy hedge”). The Fund may enter into a proxy hedge if the Adviser believes there is a correlation between the currency being hedged and the currency in which the proxy hedge is denominated.  Proxy hedging is often used when the currency to which the Fund’s portfolio is exposed is difficult to hedge or to hedge against the dollar.  This type of hedging entails an additional risk beyond a direct position hedge because it is dependent on a stable relationship between two currencies paired as proxies.  Overall risk to the Fund may increase or decrease as a consequence of the use of proxy hedges.

Currency Hedging.  While the value of forward currency contracts, currency options, currency futures and options on futures may be expected to correlate with exchange rates, they will not reflect other factors that may affect the value of the Fund’s investments.   A currency hedge, for example, should protect a yen-denominated bond against a decline in the yen, but will not protect the Fund against price decline if the issuer’s creditworthiness deteriorates.  Because the value of the Fund’s investments denominated in foreign currency will change in response to many factors other than exchange rates, a currency hedge may not be entirely successful in mitigating changes in the value of the Fund’s investments denominated in that currency over time.

A decline in the dollar value of a foreign currency in which the Fund’s securities are denominated will reduce the dollar value of the securities, even if their value in the foreign currency remains constant.  The use of currency hedges does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future.  In order to protect against such diminutions in the value of securities it holds, the Fund may purchase put options on the foreign currency.  If the value of the currency does decline, the Fund will have the right to sell the currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its securities that otherwise would have resulted.  Conversely, if a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby potentially increasing the cost of the securities, the Fund may purchase call options on the particular currency.  The purchase of these options could offset, at least partially, the effects of the adverse movements in exchange rates.  Although currency hedges limit the risk of loss due to a decline in the value of a hedged currency, at the same time, they also limit any potential gain that might result should the value of the currency increase.

The Fund may enter into foreign currency exchange transactions to hedge its currency exposure in specific transactions or portfolio positions.  Transaction hedging is the purchase or sale of forward currency contracts with respect to specific receivables or payables of the Fund generally accruing in connection with the purchase or sale of its portfolio securities.  Position hedging is the sale of forward currency contracts with respect to portfolio security positions.

3

The currencies of certain emerging market countries have experienced devaluations relative to the U.S. Dollar, and future devaluations may adversely affect the value of assets denominated in such currencies.  In addition, currency hedging techniques may be unavailable in certain emerging market countries.  Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation or deflation for many years, and future inflation may adversely affect the economies and securities markets of such countries.

Position Hedge. The Fund may hedge some or all of its investments denominated in a foreign currency or exposed to foreign currency fluctuations against a decline in the value of that currency relative to the U.S. Dollar by entering into forward foreign currency contracts to sell an amount of that currency approximating the value of some or all of its portfolio securities denominated in or exposed to that currency and buying U.S. Dollars or by participating in options or future contracts with respect to the currency. Such transactions do not eliminate fluctuations caused by changes in the local currency prices of security investments, but rather, establish an exchange rate at a future date. Although such contracts are intended to minimize the risk of loss due to a decline in the value of the hedged currencies, at the same time they tend to limit any potential gain which might result should the value of such currencies increase. The Adviser may from time to time seek to reduce foreign currency risk by hedging some or all of the Fund’s foreign currency exposure back into the U.S. Dollar.

Currency Futures. The Fund may also seek to enhance returns or hedge against the decline in the value of a currency through use of currency futures or options thereon. Currency futures are similar to forward foreign exchange transactions except that futures are standardized, exchange-traded contracts while forward foreign exchange transactions are traded in the OTC market. Currency futures involve currency risk equivalent to currency forwards.

Currency Options. If the Fund invests in foreign currency-denominated securities, it may buy or sell put and call options on foreign currencies either on exchanges or in the OTC market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. The Fund may also write covered options on foreign currencies. For example, to hedge against a potential decline in the U.S. Dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, the Fund could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised and the decline in value of portfolio securities will be offset by the amount of the premium received. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of the Fund to reduce foreign currency risk using such options. OTC options differ from exchange traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options.

Currency hedging involves some of the same risks and considerations as other transactions with similar instruments.  Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated.  Further, there is the risk that the perceived correlation between various currencies may not be present or may not be present during the particular time that the Fund is engaging in proxy hedging.  If the Fund enters into a currency hedging transaction, the Fund will comply with the asset segregation requirements described below under “Strategic Transactions, Derivatives and Synthetic Investments — Use of Segregated and Other Special Accounts.”

Risks of Currency Transactions.  Currency transactions are subject to risks different from those of other portfolio transactions.  Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments.  These can result in losses to the Fund if it is unable to deliver or receive currency or funds in settlement of

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obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs.  Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally.  Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation.  Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available.  Currency exchange rates may fluctuate based on factors extrinsic to that country’s economy.

Risk Factors in Hedging Foreign Currency Risks. Hedging transactions involving currency instruments involve substantial risks, including correlation risk. While an objective of the Fund’s use of currency instruments to effect hedging strategies is intended to reduce the volatility of the NAV of the Fund’s shares, the NAV of the Fund’s shares will fluctuate. Moreover, although currency instruments will be used with the intention of hedging against adverse currency movements, transactions in currency instruments involve the risk that such currency movements may not occur and that the Fund’s hedging strategies may be ineffective. To the extent that the Fund hedges against anticipated currency movements that do not occur, the Fund may realize losses and decrease its total return as the result of its hedging transactions. Furthermore, the Fund will only engage in hedging activities from time to time and may not be engaging in hedging activities when movements in currency exchange rates occur.

In connection with its trading in forward foreign currency contracts, the Fund will contract with a foreign or domestic bank, or foreign or domestic securities dealer, to make or take future delivery of a specified amount of a particular currency. There are no limitations on daily price moves in such forward contracts, and banks and dealers are not required to continue to make markets in such contracts. There have been periods during which certain banks or dealers have refused to quote prices for such forward contracts or have quoted prices with an unusually wide spread between the price at which the bank or dealer is prepared to buy and that at which it is prepared to sell. Governmental imposition of credit controls might limit any such forward contract trading. With respect to its trading of forward contracts, if any, the Fund may be subject to the risk of bank or dealer failure and the inability of, or refusal by, a bank or dealer to perform with respect to such contracts. Any such default would deprive the Fund of any profit potential or force the Fund to cover its commitments for resale, if any, at the then market price and could result in a loss to the Fund. It may not be possible for the Fund to hedge against currency exchange rate movements, even if correctly anticipated, in the event that (i) the currency exchange rate movement is so generally anticipated that the Fund is not able to enter into a hedging transaction at an effective price, or (ii) the currency exchange rate movement relates to a market with respect to which currency instruments are not available and it is not possible to engage in effective foreign currency hedging. The cost to the Fund of engaging in foreign currency transactions varies with such factors as the currencies involved, the length of the contract period and the market conditions then prevailing. In addition, the Fund may not always be able to enter into forward contracts at attractive prices and may be limited in its ability to use these contracts to hedge Fund assets. Since transactions in foreign currency exchanges usually are conducted on a principal basis, no fees or commissions are involved.

Cybersecurity Risk

With the increased use of technologies such as mobile devices and Web-based or “cloud” applications, and the dependence on the Internet and computer systems to conduct business, the Fund is susceptible to operational, information security and related risks. In general, cybersecurity incidents can result from deliberate attacks or unintentional events (arising from external or internal sources) that may cause the Fund to lose proprietary information, suffer data corruption, physical damage to a computer or network system or lose operational capacity. Cybersecurity attacks include, but are not limited to, infection by malicious software, such as malware or computer viruses or gaining unauthorized access to digital systems, networks or devices that are used to service the Fund’s operations (e.g., through “hacking,” “phishing” or malicious software coding) or other means for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cybersecurity attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing

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denial-of-service attacks on the Fund’s website (i.e., efforts to make network services unavailable to intended users). In addition, authorized persons could inadvertently or intentionally release confidential or proprietary information stored on the Fund’s systems.

Cybersecurity incidents affecting the Fund’s Advisers, other service providers to the Fund or its shareholders (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) have the ability to cause disruptions and impact business operations, potentially resulting in financial losses to both the Fund and shareholders, interference with the Fund’s ability to calculate its NAV, impediments to trading, the inability of Fund shareholders to transact business and of the Fund to process transactions (including fulfillment of Fund share purchases and redemptions), violations of applicable privacy and other laws (including the release of private shareholder information) and attendant breach notification and credit monitoring costs, regulatory fines, penalties, litigation costs, reputational damage, reimbursement or other compensation costs, forensic investigation and remediation costs, and/or additional compliance costs. Similar adverse consequences could result from cybersecurity incidents affecting issuers of securities in which the Fund invests, counterparties with which the Fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions (including financial intermediaries and other service providers ) and other parties. In addition, substantial costs may be incurred in order to safeguard against and reduce the risk of any cybersecurity incidents in the future. In addition to administrative, technological and procedural safeguards, the Adviser has established business continuity plans in the event of such cybersecurity incidents. However, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified, as well as the rapid development of new threats. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by its service providers or any other third parties whose operations may affect the Fund or its shareholders. The Fund and its shareholders could be negatively impacted as a result.

Depositary Receipts

Depositary receipts include American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”) or other securities convertible into securities of issuers based in foreign countries.  These securities may not necessarily be denominated in the same currency as the securities into which they may be converted.  Generally, ADRs, in registered form, are denominated in U.S. Dollars and are designed for use in the U.S. securities markets, GDRs, in bearer form, are issued and designed for use outside the United States and EDRs (also referred to as Continental Depositary Receipts (“CDRs”)), in bearer form, may be denominated in other currencies and are designed for use in European securities markets.  ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities.  EDRs are European receipts evidencing a similar arrangement.  GDRs are receipts typically issued by non-U.S. banks and trust companies that evidence ownership of either foreign or domestic securities.  For purposes of the Fund’s investment policies, ADRs, GDRs and EDRs are deemed to have the same classification as the underlying securities they represent.  Thus, an ADR, GDR or EDR representing ownership of common stock will be treated as common stock.

The Fund may invest in depositary receipts through “sponsored” or “unsponsored” facilities.  While ADRs issued under these two types of facilities are in some respects similar, there are distinctions between them relating to the rights and obligations of ADR holders and the practices of market participants.

A depositary may establish an unsponsored facility without participation by (or even necessarily the acquiescence of) the issuer of the deposited securities, although typically the depositary requests a letter of non-objection from such issuer prior to the establishment of the facility.  Holders of unsponsored ADRs generally bear all the costs of such facilities.  The depositary usually charges fees upon the deposit and withdrawal of the deposited securities, the conversion of dividends into U.S. Dollars, the disposition of non-cash distributions, and the performance of other services.  The depositary of an unsponsored facility frequently is under no obligation to pass through voting rights to ADR holders in respect of the deposited securities.  In addition, an unsponsored facility is generally not obligated to

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distribute communications received from the issuer of the deposited securities or to disclose material information about such issuer in the U.S. and thus there may not be a correlation between such information and the market value of the depositary receipts.  Unsponsored ADRs tend to be less liquid than sponsored ADRs.

Sponsored ADR facilities are created in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depositary.  The deposit agreement sets out the rights and responsibilities of the issuer, the depositary, and the ADR holders.  With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as dividend payment fees of the depositary), although ADR holders continue to bear certain other costs (such as deposit and withdrawal fees).  Under the terms of most sponsored arrangements, depositaries agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities.

Derivatives

Derivatives are financial instruments whose values are derived from another security, a commodity (such as gold or oil), an index or a currency (a measure of value or rates, such as the S&P 500 Index or the prime lending rate). The Fund typically uses derivatives as a substitute for taking a position or reducing exposure to underlying assets. The Fund may invest in derivative instruments including the purchase or sale of futures contracts, swaps (including credit default swaps), options (including options on futures and options on swaps), forward contracts, structured notes, and other equity-linked derivatives. The Fund may use derivative instruments for hedging (offset risks associated with an investment) purposes.  The Fund may also use derivatives for non-hedging purposes to seek to enhance returns. When the Fund invests in a derivative for non-hedging purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not correctly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. The Fund may also take a short position through a derivative. The Fund may increase its use of derivatives in response to unusual market conditions.

Derivatives can be volatile and may involve significant risks, including:

Accounting risk — the accounting treatment of derivative instruments, including their initial recording, income recognition, and valuation, may require detailed analysis of relevant accounting guidance as it applies to the specific instrument structure.

Correlation risk — if the value of a derivative does not correlate well with the particular market or other asset class the derivative is intended to provide exposure to, the derivative may not have the anticipated effect.

Counterparty risk — the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

Currency risk — the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. Dollar terms) of an investment.

Index risk — if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

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Leverage risk — the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

Liquidity risk — the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Operational risk — derivatives may require customized, manual processing and documentation of transactions and may not fit within existing automated systems for confirmations, reconciliations and other operational processes used for (traditional) securities.

Short position risk — the Fund will incur a loss from a short position if the value of the reference asset increases after the Fund has entered into the short position. Short positions generally involve a form of leverage, which can exaggerate the Fund’s losses. If the Fund engages in a short derivatives position, it may lose more money than the actual cost of the short position and its potential losses may be unlimited. Any gain from a short position will be offset in whole or in part by the transaction costs associated with the short position.

Tax risk — derivatives raise issues under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code” or the “Internal Revenue Code”) requirements for qualifications as a regulated investment company.

Valuation risk — depending on their structure, some categories of derivatives may present special valuation challenges.

Derivatives may generally be traded OTC or on an exchange. OTC derivatives, such as structured notes, are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk. The CFTC and the SEC continue to review the current regulatory requirements applicable to derivatives, and it is not certain at this time how the regulators may change these requirements. Any such changes may, among various possible effects, increase the cost of entering into certain derivatives transactions, require more assets of the Fund to be used for collateral in support of those derivatives than is currently the case, or restrict the ability of the Fund to enter into certain types of derivative transactions. Regulations are now in effect that require swap dealers to post and collect variation margin (comprised of specified liquid instruments and subject to a required haircut) in connection with trading of OTC swaps with the Fund. Shares of investment companies (other than certain money market funds) may not be posted as collateral under these regulations. Requirements for posting of initial margin in connection with OTC swaps will be phased-in through at least 2020.  In addition, regulations adopted by prudential regulators that are now in effect require certain bank-regulated counterparties and certain of their affiliates to include in certain financial contracts, including many derivatives contracts, terms that delay or restrict the rights of counterparties, such as the Fund, to terminate such contracts, foreclose upon collateral, exercise other default rights or restrict transfers of credit support in the event that the counterparty and/or its affiliates are subject to certain types of resolution or insolvency proceedings.

Emerging Markets Securities

Although there is no universally accepted definition, an emerging or developing country is generally considered to be a country which is in the initial stages of industrialization. Investing in emerging markets can involve unique risks in addition to and greater than those generally associated with investing in developed markets. Shareholders should be aware that investing in the equity and fixed income markets of developing countries involves exposure to unstable governments, economies based on only a few industries, and securities markets which trade a small number of securities.  Securities markets of developing countries tend to be more volatile than the markets of developed countries; however, such markets have in the past provided the opportunity for higher rates of return to investors.

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The value and liquidity of investments in developing countries may be affected favorably or unfavorably by political, economic, fiscal, regulatory or other developments in the particular countries or neighboring regions.  The extent of economic development, political stability and market depth of different countries varies widely.  Such investments typically involve greater potential for gain or loss than investments in securities of issuers in developed countries.

The securities markets in developing countries are substantially smaller, less liquid and more volatile than the major securities markets in the United States.  A high proportion of the shares of issuers in developing countries may be held by a limited number of persons and financial institutions, which may limit the number of shares available for investment by the Fund.  The small size, limited trading volume and relative inexperience of the securities markets in these countries may make investments in securities traded in emerging markets less liquid and more volatile than investments in securities traded in more developed countries.  For example, limited market size may cause prices to be unduly influenced by traders who control large positions.  A limited number of issuers in developing countries’ securities markets may represent a disproportionately large percentage of market capitalization and trading volume.  The limited liquidity of securities markets in developing countries may also affect the Fund’s ability to acquire or dispose of securities at the price and time it wishes to do so.  The Fund’s inability to dispose fully and promptly of positions in declining markets could cause the Fund’s NAV to decline as the value of the unsold positions is marked to lower prices.  In addition, the Fund may be required to establish special custodial or other arrangements before making investments in securities traded in emerging markets.  There may be little financial or accounting information available with respect to issuers of emerging market securities, and it may be difficult as a result to assess the value of prospects of an investment in such securities.

The currencies of certain emerging market countries have experienced devaluations relative to the U.S. Dollar, and future devaluations may adversely affect the value of assets denominated in such currencies.  In addition, currency hedging techniques may be unavailable in certain emerging market countries.  Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation or deflation for many years, and future inflation may adversely affect the economies and securities markets of such countries.

Political and economic structures in many such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristics of the United States. In addition, unanticipated political or social developments may affect the value of investments in emerging markets and the availability of additional investments in these markets.  Any change in the leadership or politics of emerging market countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities.  Certain countries have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies.  As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened.

Economies of developing countries may differ favorably or unfavorably from the United States’ economy in such respects as rate of growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.  Certain developing countries do not have comprehensive systems of laws, although substantial changes have occurred in many such countries in this regard in recent years.  Laws regarding fiduciary duties of officers and directors and the protection of shareholders may not be well developed.  Even where adequate law exists in such developing countries, it may be impossible to obtain swift and equitable enforcement of such law, or to obtain enforcement of the judgment by a court of another jurisdiction.

The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading of securities may cease or may be substantially curtailed and prices for the Fund’s securities in such markets may not be readily available.  The Fund may suspend redemption of its shares for any period during which an emergency exists, as determined by the SEC.  Accordingly if the Fund believes that appropriate circumstances exist, it will promptly apply to the SEC for a determination that an emergency is present.  During the period commencing

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from the Fund’s identification of such condition until the date of the SEC action, the Fund’s securities in the affected markets will be valued at fair value determined in good faith by or under the direction of the Fund’s Board.

Certain of the foregoing risks may also apply to some extent to securities of U.S. issuers that are denominated in foreign currencies or that are traded in foreign markets, or securities of U.S. issuers having significant foreign operations.

Trading in futures contracts on foreign commodity exchanges may be subject to the same or similar risks as trading in foreign securities.

Common Stock

Holders of common stock generally have voting rights with respect to the issuer, however, the Fund does not expect to have voting control with respect to any of the issuers of listed equity securities in which it invests, and will not have voting control with respect to the private equity investments. Upon the liquidation or winding up of the issuer, holders of common stock are entitled to the assets of the issuer that remain after satisfying all obligations owed to the issuer’s creditors, including holders of debt securities, and holders of the issuer’s preferred stock. Holders of common stock also may receive dividends, however, unlike the dividends payable with respect to preferred stock (which is described below), dividends payable with respect to common stock are not fixed but are declared at the discretion of the issuer’s board of directors.

Common Units of MLPs and LLCs

An MLP is a publicly traded company organized as a limited partnership or limited liability corporations (“LLCs”) and treated as a qualified publicly traded partnership for federal income tax purposes. Common units represent an equity ownership interest in an MLP, however, MLP common unit holders generally have limited voting rights, compared to the voting rights of holders of a corporation’s common stock, and play a limited role in the MLP’s operations and management. Common units of an LLC represent an equity ownership in an LLC. LLC common unit holders typically have broader voting rights than common unit holders of entities organized as limited partnerships. Interests in MLP or LLC common units entitle the holder to a share of the company’s success through distributions and/or capital appreciation. As a regulated investment company under the Code, the Fund may invest no more than 25% of its total assets in securities of entities treated as qualified publicly traded partnerships for federal income tax purposes, which generally includes MLPs.

Equity Securities of MLP Affiliates

In addition to common units of MLPs, the Fund also may invest in equity securities issued by MLP affiliates, such as shares of common stock of corporations that own MLP general partner interests. General partner interests often confer direct board participation rights and, in many cases, operating control with respect to the MLP.

Equity-Linked Securities

The Fund may invest in equity-linked securities, including, but not limited to, participation notes, and certificates of participation. Equity-linked securities are privately issued securities whose investment results are designed to correspond generally to the performance of a specified stock index or “basket” of stocks, or a single stock. To the extent that the Fund invests in equity-linked securities whose return corresponds to the performance of a foreign security index or one or more foreign stocks, investing in equity-linked securities will involve risks similar to the risks of investing in foreign securities and subject to the Fund’s restrictions on investments in foreign securities. In addition, the Fund bears the risk that the counterparty of an equity-linked security may default on its obligations under the security. If the underlying security is determined to be illiquid, the equity-linked security would also be considered illiquid and thus subject to the Fund’s restrictions on investments in illiquid securities.

Participation notes, also known as participation certificates, are issued by banks or broker-dealers and are designed to replicate the performance of foreign companies or foreign securities markets and can be used by the Fund as an alternative means to access the securities market of a country. The performance results of participation notes will not

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replicate exactly the performance of the foreign companies or foreign securities markets that they seek to replicate due to transaction and other expenses. Investments in participation notes involve the same risks associated with a direct investment in the underlying foreign companies or foreign securities markets that they seek to replicate. There can be no assurance that the trading price of participation notes will equal the underlying value of the foreign companies or foreign securities markets that they seek to replicate. Participation notes are generally traded over-the-counter. Participation notes are subject to counterparty risk, which is the risk that the broker-dealer or bank that issues them will not fulfill its contractual obligation to complete the transaction with the Fund. Participation notes constitute general unsecured contractual obligations of the banks or broker-dealers that issue them, the counterparty, and the Fund is relying on the creditworthiness of such counterparty and has no rights under a participation note against the issuer of the underlying security. Participation notes involve transaction costs. If the underlying security is determined to be illiquid, participation notes may be illiquid. Participation notes offer a return linked to a particular underlying equity, debt or currency.

Exchange-Traded Funds (ETFs)

ETFs are regulated as registered investment companies under the 1940 Act. Investments in certain ETFs may be made in excess of the 1940 Act limitations on investments in investment companies in reliance on, and subject to certain terms and conditions set forth in an exemptive order issued by the SEC to the ETF.  However, to the extent that the Fund cannot rely on an exemptive order for investments in the ETF, the purchases of ETFs would be subject to 1940 Act investment limits, as described in “Securities of Investment Companies,” and would be aggregated with other types of investment companies in calculating limitations. Index ETFs generally acquire and hold stocks of all companies, or a representative sampling of companies, that are components of a particular index.  Index ETFs are intended to provide investment results that, before expenses, generally correspond to the price and yield performance of the corresponding market index, and the value of their shares should, under normal circumstances, closely track the value of the index’s underlying component stocks.  Because an ETF has operating expenses and transaction costs, while a market index does not, Index ETFs that track particular indices typically will be unable to match the performance of the index exactly; however one cannot invest directly in an index.  ETF shares may be purchased and sold in the secondary trading market on a securities exchange, in lots of any size, at any time during the trading day.  The Fund will bear its proportionate share of an ETF’s operating and transaction costs.  As a result, an investment by the Fund in an ETF could cause the Fund’s operating expenses to be higher and, in turn, performance to be lower than if it were to invest directly in the securities underlying the ETF.

The shares of an ETF may be assembled in a block (typically 50,000 shares) known as a creation unit and generally redeemed in-kind for a portfolio of the underlying securities (based on the ETF’s NAV) together with a cash payment generally equal to accumulated dividends as of the date of redemption.  Conversely, a creation unit may generally be purchased from the ETF by depositing a specified portfolio of the ETF’s underlying securities, as well as a cash payment generally equal to accumulated dividends of the securities (net of expenses) up to the time of deposit.  Although the Fund, like most other investors in ETFs, intends to purchase and sell ETF shares primarily in the secondary trading market, the Fund may redeem creation units for the underlying securities (and any applicable cash), and may assemble a portfolio of the underlying securities and use it (and any required cash) to purchase creation units, if the Adviser believes it is in the Fund’s best interest to do so.

An investment in an ETF also is subject to all of the risks of investing in the securities held by the ETF.  In addition, the market value of the ETF shares may differ from their NAV because the supply and demand in the market for ETF shares at any point in time is not always identical to the supply and demand in the market for the underlying basket of securities.  Because of the ability of large market participants to arbitrage price differences by purchasing or redeeming creation units, the difference between the market value and the NAV of ETF shares should in most cases be small.  Under certain circumstances, an ETF could be terminated.  Should termination occur, the ETF might have to liquidate its portfolio securities at a time when the prices for those securities are falling.

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Foreign Currencies Risk

Because investments in foreign securities usually will involve currencies of foreign countries, and because the Fund may hold foreign currencies and forward contracts, futures contracts and options on foreign currencies and foreign currency futures contracts, the value of the assets of the Fund as measured in U.S. Dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Fund may incur costs and experience conversion difficulties and uncertainties in connection with conversions between various currencies.  Fluctuations in exchange rates may also affect the earning power and asset value of the foreign entity issuing the security.

The strength or weakness of the U.S. Dollar against these currencies is responsible for part of the Fund’s investment performance.  If the U.S. Dollar falls in value relative to the Japanese yen, for example, the U.S. Dollar value of a Japanese stock held by the Fund will rise even though the price of the stock remains unchanged.  Conversely, if the U.S. Dollar rises in value relative to the Japanese yen, the U.S. Dollar value of the Japanese stock will fall.  Many foreign currencies have experienced significant devaluation relative to the U.S. Dollar.

Although the Fund values its assets daily in terms of U.S. Dollars (and translates the value of its holdings denominated in foreign currencies to U.S. Dollars daily), it does not intend to physically convert its holdings denominated in foreign currencies into U.S. Dollars on a daily basis.  It will do so from time to time, and investors should be aware of the costs of currency conversion.  Although foreign exchange dealers typically do not charge a fee for conversion, they do realize a profit based on the difference (the “spread”) between the prices at which they are buying and selling various currencies.  Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.  The Fund will conduct its foreign currency exchange transactions (“FX transactions”) either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into options or forward or futures contracts to purchase or sell foreign currencies.

In general, the FX transactions executed for the Fund are divided into two main categories: (1) FX transactions in restricted markets (“Restricted Market FX”) and (2) FX transactions in unrestricted markets (“Unrestricted Market FX”).  Restricted Market FX are required to be executed by a local bank in the applicable market.  Unrestricted Market FX are not required to be executed by a local bank.  The Adviser or a third-party agent executes Unrestricted Market FX relating to trading decisions.  The Fund’s custodian executes all Restricted Market FX because it has local banks or relationships with local banks in each of the restricted markets where custodial client accounts hold securities.  Unrestricted Market FX relating to the repatriation of dividends and/or income/expense items not directly relating to trading may be executed by the Adviser or by the Fund’s custodian due to the small currency amount and lower volume of such transactions.  The Fund and the Adviser have limited ability to negotiate prices at which certain FX transactions are customarily executed by the Fund’s custodian, i.e., transactions in Restricted Market FX and repatriation transactions.

Foreign Securities

Investing in foreign securities (including through the use of depositary receipts) involves certain special considerations which typically are not associated with investing in United States securities.  Since investments in foreign companies will frequently be denominated in the currencies of foreign countries (these securities are translated into U.S. Dollars on a daily basis in order to value the Fund’s shares), and since the Fund may hold securities and funds in foreign currencies, the Fund may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, if any, and may incur costs in connection with conversions between various currencies.  There may be less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers may not be subject to accounting, auditing and financial reporting standards and practices comparable to those in the U.S.  Most foreign stock markets, while growing in volume of trading activity, have less volume than the New York Stock Exchange, and securities of some foreign companies are less liquid and more volatile than securities of comparable domestic companies.  Similarly, volume and liquidity in most foreign bond markets are less than in the United States and, at times, volatility of price can be greater than in the United

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States.  Additionally, a foreign jurisdiction may halt trading of securities for an extended period of time, which poses liquidity, valuation and other risks.  Additionally, a foreign jurisdiction may halt trading of securities for an extended period of time, which poses liquidity, valuation and other risks.  Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on United States exchanges, although the Fund endeavors to achieve the most favorable net results on its portfolio transactions.  There is generally less government supervision and regulation of securities exchanges, brokers and listed companies in foreign countries than in the United States.  Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of the Fund’s assets held abroad) and expenses not present in the settlement of investments in U.S. markets.  Payment for securities without delivery may be required in certain foreign markets.

In addition, foreign securities may be subject to the risk of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of foreign currency, confiscatory taxation, political or financial instability and diplomatic developments which could affect the value of the Fund’s investments in certain foreign countries.  Governments of many countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in these countries.  As a result, government actions in the future could have a significant effect on economic conditions which may adversely affect prices of certain portfolio securities.  Foreign securities may be subject to foreign government taxes, higher custodian fees, higher brokerage costs and dividend collection fees which could reduce the yield on such securities.

Foreign economies may differ favorably or unfavorably from the U.S. economy in various respects, including growth of gross domestic product, rates of inflation, currency depreciation, capital reinvestment, resource self-sufficiency, and balance of payments positions.  Many foreign securities are less liquid and their prices more volatile than comparable U.S. securities.  From time to time, foreign securities may be difficult to liquidate rapidly without adverse price effects.

Legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the U.S. or in other foreign countries.  The laws of some foreign countries may limit the Fund’s ability to invest in securities of certain issuers organized under the laws of those foreign countries.

Of particular importance, many foreign countries are heavily dependent upon exports, particularly to developed countries, and, accordingly, have been and may continue to be adversely affected by trade barriers, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the U.S. and other countries with which they trade.  These economies also have been and may continue to be negatively impacted by economic conditions in the U.S. and other trading partners, which can lower the demand for goods produced in those countries.

Frontier Market Securities

The risks associated with investments in frontier market countries include all the risks described above for investments in “Foreign Securities” and “Emerging Markets Securities,” although the risks are magnified for frontier market countries. Because frontier markets are among the smallest, least mature and least liquid of the emerging markets, investments in frontier markets generally are subject to a greater risk of loss than are investments in developed markets or traditional emerging markets. Frontier market countries have smaller economies, less developed capital markets, greater market volatility, lower trading volume, more political and economic instability, greater risk of a market shutdown and more governmental limitations on foreign investments than are typically found in more developed markets.

Futures

Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below.  The Fund may enter into futures contracts or purchase or sell put and call

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options on such futures as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes.

The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount).  Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.

Futures and options on futures may be entered into for bona fide hedging, risk management (including duration management) or other portfolio and return enhancement management purposes to the extent consistent with the exclusion from commodity pool operator registration.  Typically, maintaining a futures contract or selling an option thereon requires the Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances).  Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the marked to market value of the contract fluctuates.  The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of the Fund.  If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position.  Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, or that delivery will occur.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a future or option on a futures contract can vary from the previous day’s settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit.  Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If the Fund were unable to liquidate a futures or option on a futures contract position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses, because it would continue to be subject to market risk with respect to the position.  In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or options on futures contracts might not correlate perfectly with movements in the prices of the investments being hedged.  For example, all participants in the futures and options on futures contracts markets are subject to daily variation margin calls and might be compelled to liquidate futures or options on futures contracts positions whose prices are moving unfavorably to avoid being subject to further calls.  These liquidations could increase price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged.  Also, because initial margin deposit requirements in the futures markets are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the future markets.  This participation also might cause temporary price distortions.  In addition, activities of large traders in both the futures and securities markets involving arbitrage, “program trading” and other investment strategies might result in temporary price distortions.

The segregation requirements with respect to futures contracts and options thereon are described under “Strategic Transactions, Derivatives and Synthetic Investments — Use of Segregated and Other Special Accounts.”

Initial Public Offerings (“IPOs”)

An IPO is a type of public offering where shares of stock in a company are sold to the general public, on a securities exchange, for the first time. Through this process, a private company transforms into a public company. IPOs are

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used by companies to raise expansion capital, to possibly monetize the investments of early private investors, and to become publicly traded enterprises. A company selling shares is never required to repay the capital to its public investors.  The availability of IPOs may be limited and the Fund may not be able to buy any shares at the offering price, or may not be able to buy as many shares at the offering price as it would like. Further, IPO prices often are subject to greater and more unpredictable price changes than more established stocks.

Interests in Publicly Traded Limited Partnerships

Publicly traded limited partnerships represent equity interests in the assets and earnings of the partnership’s trade or business.  Unlike common stock in a corporation, limited partnership interests or units have limited or no voting rights.  However, many of the risks of investing in common stocks are still applicable to investments in limited partnership interests.  In addition, limited partnership interests are subject to risks not present in common stock.  For example, non-investment income generated from limited partnerships deemed not to be “publicly traded” will not be considered “qualifying income” under the Internal Revenue Code and may trigger adverse tax consequences.  Also, since publicly traded limited partnerships are a less common form of organizational structure than corporations, the limited partnership units may be less liquid than publicly traded common stock.  Also, because of the difference in organizational structure, the fair value of limited partnership units in the Fund’s portfolio may be based either upon the current market price of such units, or if there is no current market price, upon the pro rata value of the underlying assets of the partnership.  Limited partnership units also have the risk that the limited partnership might, under certain circumstances, be treated as a general partnership, giving rise to broader liability exposure to the limited partners for activities of the partnership.  Further, the general partners of a limited partnership may be able to significantly change the business or asset structure of a limited partnership without the limited partners having any ability to disapprove any such changes.  In certain limited partnerships, limited partners may also be required to return distributions previously made in the event that excess distributions have been made by the partnership, or in the event that the general partners, or their affiliates, are entitled to indemnification.

Market Events Risk

Europe — Recent Events.  A number of countries in Europe have experienced severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within and outside Europe. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults

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or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world.

In addition, the ongoing negotiations surrounding the future relationship between the UK and the EU following UK’s exit from the EU on January 31, 2020 (“Brexit”) have yet to provide clarity on what the outcome will be for the UK or Europe. All existing EU-derived laws and regulations will continue to apply in the UK for a transitional period until December 31, 2020. The UK’s on-shoring of EU legislation currently envisages no policy changes to EU law. However, the EU has not yet provided much material cushion from the effects of Brexit for financial services as a matter of EU law. Whether or not the Fund invests in securities of issuers located in Europe (whether the EU, Eurozone or UK) or with significant exposure to European, EU, Eurozone or UK issuers or countries, the unavoidable uncertainties and events related to Brexit could negatively affect the value and liquidity of the Fund’s investments, increase taxes and costs of business and cause volatility in currency exchange rates and interest rates. Brexit could adversely affect the performance of contracts in existence at the date of Brexit and European, UK or worldwide political, regulatory, economic or market conditions and could contribute to instability in political institutions, regulatory agencies and financial markets. Brexit could also lead to legal uncertainty and politically divergent national laws and regulations as a new relationship between the UK and EU is defined and the UK determines which EU laws to replace or replicate. Any of these effects of Brexit, and other effects that cannot be anticipated, could adversely affect the Fund’s business, results of operations and financial condition. In addition, the risk that Standard Life Aberdeen plc, the parent of the companies that provide investment advisory, sub-advisory and administration services to the Fund and which is headquartered in the UK, fails to adequately prepare for Brexit could have significant customer, reputation and capital impacts for Standard Life Aberdeen plc and its subsidiaries, including those providing services to the Fund; however, Standard Life Aberdeen plc has detailed contingency planning in place to seek to manage the consequences of Brexit on the Fund and to avoid any disruption on the Fund and to the services its subsidiaries provide. Given the fluidity and complexity of the situation, however, it cannot assured that the Fund will not be adversely impacted by Brexit despite preparations.

Trade Negotiations. The impact of trade tensions or an escalation to a trade war, may adversely affect currencies, commodities and individual companies in which the Fund invests.   Resolution of trade and other issues affecting US-China relations remains uncertain although progress was made with Phase I of the trade deal and has impacted U.S. companies that source material and goods from China, and those that make large amounts of sales in China — and may do so in the future as the negotiations enter the next phase.  Uncertainty regarding the outcome of the trade tensions and the potential for a trade war could cause the dollar to decline against safe haven currencies, such as the Japanese yen and the euro.

COVID-19. Beginning in the first quarter of 2020, the respiratory illness COVID-19 caused by a novel coronavirus has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Financial markets have experienced extreme volatility and severe losses. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and as a result may affect adversely the value and liquidity of the Fund’s investments. To the extent the impacts of COVID-19 continue, the Fund may experience negative impacts to its business that could exacerbate other risks described in this prospectus, including:

•                  significant mark-downs in the fair value of the Fund’s investments and decreases in NAV per share;

•                  the Fund’s investments may require a workout, restructuring, recapitalization or reorganizations that involve additional investment from the Fund and/or that result in greater risks and losses to the Fund;

•                  operational impacts on and availability of key personnel of the Adviser, Subadviser, custodian, and/or any of the Fund’s other third-party service providers, vendors and counterparties as they face changed circumstances and/or illness related to the pandemic;

•                  difficulty in valuing the Fund’s assets in light of significant changes in the financial markets, including difficulty in forecasting discount rates and making market comparisons, and circumstances affecting the Adviser, Subadviser, and the Fund’s service providers’ personnel during the pandemic;

•                  significant changes to the valuations of pending or prospective investments; and

•                  limitations on the Fund’s ability to make distributions or dividends, as applicable, to the Fund’s common shareholders.

The rapid development and fluidity of this situation precludes any prediction as to the ultimate adverse impact of COVID-19 on economic and market conditions, and, as a result, present uncertainty and risk with respect to the Fund and the performance of its investments and ability to pay distributions. The full extent of the impact and effects of COVID-19 will depend on future developments, including, among other factors, the duration and spread of the outbreak, along with related travel advisories, quarantines and restrictions, the recovery time of the disrupted supply chains and industries, the impact of labor market interruptions, the impact of government interventions, and uncertainty with respect to the duration of the global economic slowdown.

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Medium Company, Small Company and Emerging Growth Securities

Investing in securities of medium-sized companies, small-sized (including micro-capitalization companies) and emerging growth companies, may involve greater risks than investing in the securities of larger, more established companies, including possible risk of loss.  Also, because these securities may have limited marketability, their prices may be more volatile than securities of larger, more established companies or the market averages in general.  Because medium-sized, small-sized and emerging growth companies normally have fewer shares outstanding than larger companies, it may be more difficult for the Fund to buy or sell significant numbers of such shares without an unfavorable impact on prevailing prices.  Medium-sized, small-sized and emerging growth companies may have limited product lines, markets or financial resources and may lack management depth.  In addition, medium-sized, small-sized and emerging growth companies are typically subject to wider variations in earnings and business prospects than are larger, more established companies.  There is typically less publicly available information concerning medium sized, small-sized and emerging growth companies than for larger, more established ones.

Money Market Instruments

The Fund may invest without limit in short-term investment grade money market obligations.  Money market instruments may include the following types of instruments:

•                  obligations issued or guaranteed as to interest and principal by the U.S. Government, its agencies, or instrumentalities, or any federally chartered corporation, with remaining maturities of 397 days or less;

•                  obligations of sovereign foreign governments, their agencies, instrumentalities and political subdivisions, with remaining maturities of 397 days or less;

•                  obligations of municipalities and states, their agencies and political subdivisions with remaining maturities of 397 days or less;

•                  asset-backed commercial paper whose own rating or the rating of any guarantor is in one of the two highest categories of any nationally recognized statistical rating organization (“NRSRO”);

•                  repurchase agreements;

•                  certificates of deposit maturing in one year or less;

•                  bank or savings and loan obligations;

•                  commercial paper (including asset-backed commercial paper), which are short-term unsecured promissory notes issued by corporations in order to finance their current operations.  It may also be issued by foreign governments, and states and municipalities.  Generally the commercial paper or its guarantor will be rated within the top two rating categories by a NRSRO, or if not rated, is issued and guaranteed as to payment of principal and interest by companies which at the date of investment have a high quality outstanding debt issue;

•                  bank loan participation agreements representing obligations of corporations having a high quality short-term rating, at the date of investment, and under which the Fund will look to the creditworthiness of the lender bank, which is obligated to make payments of principal and interest on the loan, as well as to creditworthiness of the borrower;

•                  high quality short-term (maturity in 397 days or less) corporate obligations, rated within the top two rating categories by a NRSRO or, if not rated, deemed to be of comparable quality by the Adviser;

•                  extendable commercial notes, which differ from traditional commercial paper because the issuer can extend the maturity of the note up to 397 days with the option to call the note any time during the extension period; and

•                  unrated short-term (maturing in 397 days or less) debt obligations that are determined by the Adviser to be of comparable quality to the securities described above.

Preferred Stock

Preferred stocks, like some debt obligations, are generally fixed income securities.  Shareholders of preferred stocks normally have the right to receive dividends at a fixed rate when and as declared by the issuer’s board of directors, but do not participate in other amounts available for distribution by the issuing corporation.  Dividends on the

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preferred stock may be cumulative, and all cumulative dividends usually must be paid prior to common shareholders of common stock receiving any dividends.  Because preferred stock dividends must be paid before common stock dividends, preferred stocks generally entail less risk than common stocks.  Upon liquidation, preferred stocks are entitled to a specified liquidation preference, which is generally the same as the par or stated value, and are senior in right of payment to common stock.  Preferred stocks are, however, equity securities in the sense that they do not represent a liability of the issuer and, therefore, do not offer as great a degree of protection of capital or assurance of continued income as investments in corporate debt securities.  Preferred stocks are generally subordinated in right of payment to all debt obligations and creditors of the issuer, and convertible preferred stocks may be subordinated to other preferred stock of the same issuer.

Private Company Investments

Private companies are generally not subject to SEC reporting requirements, are not required to maintain their accounting records in accordance with generally accepted accounting principles, and are not required to maintain effective internal controls over financial reporting. As a result, the Adviser may not have timely or accurate information about the business, financial condition and results of operations of the private companies in which the Fund invests. There is risk that the Fund may invest on the basis of incomplete or inaccurate information, which may adversely affect the Fund’s investment performance. Private companies in which the Fund may invest may have limited financial resources, shorter operating histories, more asset concentration risk, narrower product lines and smaller market shares than larger businesses, which tend to render such private companies more vulnerable to competitors’ actions and market conditions, as well as general economic downturns. These companies generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position. These companies may have difficulty accessing the capital markets to meet future capital needs, which may limit their ability to grow or to repay their outstanding indebtedness upon maturity. In addition, the Fund’s investment also may be structured as pay-in-kind securities with minimal or no cash interest or dividends until the company meets certain growth and liquidity objectives. Typically, investments in private companies are in restricted securities that are not traded in public markets and subject to substantial holding periods, so that the Fund may not be able to resell some of its holdings for extended periods, which may be several years. There can be no assurance that the Fund will be able to realize the value of private company investments in a timely manner.

Private Company Management Risk. Private companies are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on the company. The Fund generally does not intend to hold controlling positions in the private companies in which it invests. As a result, the Fund is subject to the risk that a company may make business decisions with which the Fund disagrees, and that the management and/or stockholders of a portfolio company may take risks or otherwise act in ways that are adverse to the Fund’s interests. Due to the lack of liquidity of such private investments, the Fund may not be able to dispose of its investments in the event it disagrees with the actions of a private portfolio company and may therefore suffer a decrease in the value of the investment.

Private Company Illiquidity Risk. Securities issued by private companies are typically illiquid. If there is no readily available trading market for privately issued securities, the Fund may not be able to readily dispose of such investments at prices that approximate those at which the Fund could sell them if they were more widely traded.

Private Company Valuation Risk. There is typically not a readily available market value for the Fund’s private investments. The Fund values private company investments in accordance with valuation guidelines adopted by the Board, that the Board, in good faith, believes are designed to accurately reflect the fair value of securities valued in accordance with such guidelines. The Fund is not required to but may utilize the services of one or more independent valuation firms to aid in determining the fair value of these investments. Valuation of private company

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investments may involve application of one or more of the following factors: (i) analysis of valuations of publicly traded companies in a similar line of business, (ii) analysis of valuations for comparable merger or acquisition transactions, (iii) yield analysis and (iv) discounted cash flow analysis. Due to the inherent uncertainty and subjectivity of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s private investments may differ significantly from the values that would have been used had a readily available market value existed for such investments and may differ materially from the amounts the Fund may realize on any dispositions of such investments. In addition, the impact of changes in the market environment and other events on the fair values of the Fund’s investments that have no readily available market values may differ from the impact of such changes on the readily available market values for the Fund’s other investments. The Fund’s NAV could be adversely affected if the Fund’s determinations regarding the fair value of the Fund’s investments were materially higher than the values that the Fund ultimately realizes upon the disposal of such investments.

Reliance on the Adviser Risk. The Fund may enter into private investments identified by the Adviser, in which case the Fund will be more reliant upon the ability of the Adviser to identify, research, analyze, negotiate and monitor such investments, than is the case with investments in publicly traded securities. As little public information exists about many private companies, the Fund will be required to rely on the Adviser’s diligence efforts to obtain adequate information to evaluate the potential risks and returns involved in investing in these companies. The costs of diligencing, negotiating and monitoring private investments will be borne by the Fund, which may reduce the Fund’s returns.

Co-Investment Risk. The Fund may also co-invest in private investments sourced by third party investors unaffiliated with either the Fund or the Adviser, such as private equity firms. The Fund’s ability to realize a profit on such investments will be particularly reliant on the expertise of the lead investor in the transaction. To the extent that the lead investor in such a co-investment opportunity assumes control of the management of the private company, the Fund will be reliant not only upon the lead investor’s ability to research, analyze, negotiate and monitor such investments, but also on the lead investor’s ability to successfully oversee the operation of the company’s business. The Fund’s ability to dispose of such investments is typically severely limited, both by the fact that the securities are unregistered and illiquid and by contractual restrictions that may preclude the Fund from selling such investment. Often the Fund may exit such investment only in a transaction, such as an initial public offering or sale of the company, on terms arranged by the lead investor. Such investments may be subject to additional valuation risk, as the Fund’s ability to accurately determine the fair value of the investment may depend upon the receipt of information from the lead investor. The valuation assigned to such an investment through application of the Fund’s valuation procedures may differ from the valuation assigned to that investment by other co-investors.

Private Company Competition Risk. Many entities may potentially compete with the Fund in making private investments. Some of these competitors are substantially larger and have considerably greater financial, technical and marketing resources than the Fund. Some competitors may have a lower cost of funds and access to funding sources that are not available to the Fund. In addition, some competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of, or different structures for, private investments than the Fund. Furthermore, some competitors are not subject to the regulatory restrictions that the 1940 Act imposes on the Fund. As a result of this competition, the Fund may not be able to pursue attractive private investment opportunities from time to time.

Affiliation Risk. There is a risk that the Fund may be precluded from investing in certain private companies due to regulatory implications under the 1940 Act or other laws, rules or regulations or may be limited in the amount it can invest in the voting securities of a private company, in the size of the economic interest it can have in a private company or in the scope of influence it is permitted to have in respect of the management of a private company. Should the Fund be required to treat a private company in which it has invested as an “affiliated person” under the 1940 Act, the 1940 Act would impose a variety of restrictions on the Fund’s dealings with the private company. Moreover, these restrictions may arise as a result of investments by other clients of the Adviser or its affiliates in a private company. These restrictions may be detrimental to the performance of the Fund compared to what it would

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be if these restrictions did not exist, and could impact the universe of investable private companies for the Fund. The fact that many private companies may have a limited number of investors and a limited amount of outstanding equity heightens these risks.

Private Placements and Other Restricted Securities Risk

Private placement and other restricted securities include securities that have been privately placed and are not registered under the Securities Act, such as unregistered securities eligible for resale without registration pursuant to Rule 144A (“Rule 144A Securities”) and privately placed securities of U.S. and non-U.S. issuers offered outside of the United States without registration with the SEC pursuant to Regulation S (“Regulation S Securities”).

Private placements may offer attractive opportunities for investment not otherwise available on the open market.

Private placements securities typically may be sold only to qualified institutional buyers (or, in the case of the initial sale of certain securities, such as those issued in collateralized debt obligations or collateralized loan obligations, to accredited investors (as defined in Rule 501(a) under the Securities Act)), or in a privately negotiated transaction or to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration. Rule 144A Securities and Regulation S Securities may be freely traded among certain qualified institutional investors, such as the Fund, but their resale in the U.S. is permitted only in limited circumstances.

Issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. Where a registration statement is required for the resale of restricted securities, the Fund may be required to bear all or part of the registration expenses. The Fund may be deemed to be an “underwriter” for purposes of the Securities Act when selling restricted securities to the public and, in such event, the Fund may be liable to purchasers of such securities if the registration statement prepared by the issuer is materially inaccurate or misleading.Private placements typically are subject to restrictions on resale as a matter of contract or under federal securities laws. Because there may be relatively few potential purchasers for such securities, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Fund could find it more difficult to sell such securities when it may be advisable to do so or it may be able to sell such securities only at prices lower than if such securities were more widely held. At times, it also may be more difficult to determine the fair value of such securities for purposes of computing the Fund’s net asset value due to the absence of a trading market.

Private placements and restricted securities may be considered illiquid securities, which could have the effect of increasing the level of the Fund’s illiquidity. Additionally, a restricted security that was liquid at the time of purchase may subsequently become illiquid.

Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Fund to sell them promptly at an acceptable price. The Fund may have to bear the extra expense of registering the securities for resale and the risk of substantial delay in effecting the registration. In addition, market quotations typically are less readily available for these securities.

Real Estate Investment Trusts

REITs are pooled investment vehicles which invest primarily in income-producing real estate or real estate related loans or interests. REITs are sometimes informally characterized as equity REITs, mortgage REITs and hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents.  Equity REITs can also realize capital gains by selling properties that have appreciated in value.  Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments.  Hybrid REITs combine the investment strategies of equity REITs and mortgage REITs.

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Investment in REITs may subject the Fund to risks associated with the direct ownership of real estate, such as decreases in real estate values, overbuilding, increased competition and other risks related to local or general economic conditions, increases in operating costs and property taxes, changes in zoning laws, casualty or condemnation losses, possible environmental liabilities, regulatory limitations on rent and fluctuations in rental income.  Equity REITs generally experience these risks directly through fee or leasehold interests, whereas mortgage REITs generally experience these risks indirectly through mortgage interests, unless the mortgage REIT forecloses on the underlying real estate.  Changes in interest rates may also affect the value of the Fund’s investment in REITs.  For instance, during periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by those REITs.

Certain REITs have relatively small market capitalizations, which may tend to increase the volatility of the market price of their securities.  Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects.  Like regulated investment companies such as the Fund, REITs are not taxed on income distributed to shareholders provided that they comply with certain requirements under the Internal Revenue Code. The Fund will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the expenses paid by the Fund. REITs are dependent upon management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects and illiquid markets. REITs are also subject to heavy cash flow dependency, defaults by borrowers and the possibility of failing to qualify for tax-free pass-through of income under the Code, and to maintain exemption from the registration requirements of the 1940 Act.  By investing in REITs indirectly through the Fund, a shareholder will bear not only his or her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs.  In addition, REITs depend generally on their ability to generate cash flow to make distributions to shareholders.  The management of a REIT may be subject to conflicts of interest with respect to the operation of the business of the REIT and may be involved in real estate activities competitive with the REIT. REITs may own properties through joint ventures or in other circumstances in which the REIT may not have control over its investments. REITs may incur significant amounts of leverage.

Real Estate Related Securities

Although the Fund may not invest directly in real estate, the Fund may invest in equity securities of issuers that are principally engaged in the real estate industry. Such investments are subject to certain risks associated with the ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds or other limitations on access to capital; overbuilding; risks associated with leverage; market illiquidity; extended vacancies of properties; increase in competition, property taxes, capital expenditures and operating expenses; changes in zoning laws or other governmental regulation; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; tenant bankruptcies or other credit problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents, including decreases in market rates for rents; investment in developments that are not completed or that are subject to delays in completion; and changes in interest rates. To the extent that assets underlying the Fund’s investments are concentrated geographically, by property type or in certain other respects, the Fund may be subject to certain of the foregoing risks to a greater extent. Investments by the Fund in securities of companies providing mortgage servicing may be subject to the risks associated with refinancings and their impact on servicing rights. In addition, if the Fund receives rental income or income from the disposition of real property acquired as a result of a default on securities the Fund owns, the receipt of such income may adversely affect the Fund’s ability to retain its tax status as a regulated investment company because of certain income source requirements applicable to regulated investment companies under the Code.

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Real Estate Securities Risk

The value of the shares of the Fund will be affected by factors affecting the value of real estate and the earnings of companies engaged in the real estate industry. These factors include, among others: (1) changes in general economic and market conditions; (2) changes in the value of real estate properties; (3) risks related to local economic conditions, overbuilding and increased competition; (4) increases in property taxes and operating expenses; (5) changes in zoning laws; (6) casualty and condemnation losses; (7) variations in rental income, neighborhood values or the appeal of property to tenants; and (8) changes in interest rates. Many real estate companies utilize leverage, which increases investment risk and could adversely affect a company’s operations and market value in periods of rising interest rates. The value of securities of companies in the real estate industry may go through cycles of relative under performance and out performance in comparison to equity securities markets in general.

There are also special risks associated with particular sectors of real estate investments:

Retail Properties. Retail properties are affected by the overall health of the economy and may be adversely affected by, among other things, the growth of alternative forms of retailing, bankruptcy, departure or cessation of operations of a tenant, a shift in consumer demand due to demographic changes, changes in spending patterns and lease terminations.

Office Properties. Office properties are affected by the overall health of the economy, and other factors such as a downturn in the businesses operated by their tenants, obsolescence and non-competitiveness.

Hotel Properties. The risks of hotel properties include, among other things, the necessity of a high level of continuing capital expenditures, competition, increases in operating costs which may not be offset by increases in revenues, dependence on business and commercial travelers and tourism, increases in fuel costs and other expenses of travel, and adverse effects of general and local economic conditions. Hotel properties tend to be more sensitive to adverse economic conditions and competition than many other commercial properties.

Healthcare Properties. Healthcare properties and healthcare providers are affected by several significant factors, including federal, state and local laws governing licenses, certification, adequacy of care, pharmaceutical distribution, rates, equipment, personnel and other factors regarding operations, continued availability of revenue from government reimbursement programs and competition on a local and regional basis. The failure of any healthcare operator to comply with governmental laws and regulations may affect its ability to operate its facility or receive government reimbursements.

Multifamily Properties. The value and successful operation of a multifamily property may be affected by a number of factors such as the location of the property, the ability of the management team, the level of mortgage rates, the presence of competing properties, adverse economic conditions in the locale, oversupply and rent control laws or other laws affecting such properties.

Community Centers. Community center properties are dependent upon the successful operations and financial condition of their tenants, particularly certain of their major tenants, and could be adversely affected by bankruptcy of those tenants. In some cases a tenant may lease a significant portion of the space in one center, and the filing of bankruptcy could cause significant revenue loss. Like others in the commercial real estate industry, community centers are subject to environmental risks and interest rate risk. They also face the need to enter into new leases or renew leases on favorable terms to generate rental revenues. Community center properties could be adversely affected by changes in the local markets where their properties are located, as well as by adverse changes in national economic and market conditions.

Self-Storage Properties. The value and successful operation of a self-storage property may be affected by a number of factors, such as the ability of the management team, the location of the property, the presence of competing properties, changes in traffic patterns and effects of general and local economic conditions with respect to rental rates and occupancy levels.

Other factors may contribute to the risk of real estate investments:

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Development Issues. Certain real estate companies may engage in the development or construction of real estate properties. These companies in which the Fund invests (“portfolio companies”) are exposed to a variety of risks inherent in real estate development and construction, such as the risk that there will be insufficient tenant demand to occupy newly developed properties, and the risk that prices of construction materials or construction labor may rise materially during the development.

Lack of Insurance. Certain of the portfolio companies may fail to carry comprehensive liability, fire, flood, earthquake extended coverage and rental loss insurance, or insurance in place may be subject to various policy specifications, limits and deductibles. Should any type of uninsured loss occur, the portfolio company could lose its investment in, and anticipated profits and cash flows from, a number of properties and, as a result, adversely affect the Fund’s investment performance.

Financial Leverage. Global real estate companies may be highly leveraged and financial covenants may affect the ability of global real estate companies to operate effectively.

Environmental Issues. In connection with the ownership (direct or indirect), operation, management and development of real properties that may contain hazardous or toxic substances, a portfolio company may be considered an owner, operator or responsible party of such properties and, therefore, may be potentially liable for removal or remediation costs, as well as certain other costs, including governmental fines and liabilities for injuries to persons and property. The existence of any such material environmental liability could have a material adverse effect on the results of operations and cash flow of any such portfolio company and, as a result, the amount available to make distributions on shares of the Fund could be reduced.

Recent Events. The value of real estate is particularly susceptible to acts of terrorism and other changes in foreign and domestic conditions (including for example the ability of lessees to pay rent as a result of the ramifications of COVID-19).

REIT Issues. REITs are subject to a highly technical and complex set of provisions in the Code. It is possible that the Fund may invest in a real estate company which purports to be a REIT but which fails to qualify as a REIT. In the event of any such unexpected failure to qualify as a REIT, the purported REIT would be subject to corporate level taxation, significantly reducing the return to the Fund on their investment in such company.

Financing Issues. Financial institutions in which the Fund may invest are subject to extensive government regulation. This regulation may limit both the amount and types of loans and other financial commitments a financial institution can make, and the interest rates and fees it can charge. In addition, interest and investment rates are highly sensitive and are determined by many factors beyond a financial institution’s control, including general and local economic conditions (such as inflation, recession, money supply and unemployment) and the monetary and fiscal policies of various governmental agencies such as the Federal Reserve Board. These limitations may have a significant impact on the profitability of a financial institution since profitability is attributable, at least in part, to the institution’s ability to make financial commitments such as loans. Profitability of a financial institution is largely dependent upon the availability and cost of the institution’s funds, and can fluctuate significantly when interest rates change.

Rights Issues and Warrants

Rights issues give the right, to existing shareholders, to buy a proportional number of additional securities at a given price (generally at a discount) within a fixed period (generally on a short term period) and are offered at the company’s discretion.

Warrants are securities that give the holder the right, but not the obligation, to subscribe for newly created equity issues (consisting of common and preferred stock, convertible preferred stock and warrants that themselves are only convertible into common, preferred or convertible preferred stock) of the issuing company or a related company at a

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fixed price either on a certain date or during a set period. Warrants are speculative and have no value if they are not exercised before the expiration date.

The equity issue underlying an equity warrant is outstanding at the time the equity warrant is issued or is issued together with the warrant. At the time the Fund acquires an equity warrant convertible into a warrant, the terms and conditions under which the warrant received upon conversion can be exercised will have been determined; the warrant received upon conversion will only be convertible into a common, preferred or convertible preferred stock. Equity warrants are generally issued in conjunction with an issue of bonds or shares, although they also may be issued as part of a rights issue or scrip issue. When issued with bonds or shares, they usually trade separately from the bonds or shares after issuance.

OTC equity warrants are usually traded only by financial institutions that have the ability to settle and clear these instruments. OTC warrants are instruments between the Fund and its counterparty (usually a securities dealer or bank) with no clearing organization guarantee. Thus, when the Fund purchases an OTC warrant, the Fund relies on the counterparty to fulfill its obligations to the Fund if the Fund decides to exercise the warrant.

Index warrants are rights created by an issuer, typically a financial institution, entitling the holder to purchase, in the case of a call, or sell, in the case of a put, an equity index at a certain level over a fixed period of time. Index warrant transactions settle in cash.

Covered warrants are rights created by an issuer, typically a financial institution, ordinarily entitling the holder to purchase from the issuer of the covered warrant outstanding securities of another company (or in some cases a basket of securities), which issuance may or may not have been authorized by the issuer or issuers of the securities underlying the covered warrants. In most cases, the holder of the covered warrant is entitled on its exercise to delivery of the underlying security, but in some cases the entitlement of the holder is to be paid in cash the difference between the value of the underlying security on the date of exercise and the strike price. The securities in respect of which covered warrants are issued are usually common stock, although they may entitle the holder to acquire warrants to acquire common stock. Covered warrants may be fully covered or partially covered. In the case of a fully covered warrant, the issuer of the warrant will beneficially own all of the underlying securities or will itself own warrants (which are typically issued by the issuer of the underlying securities in a separate transaction) to acquire the securities. The underlying securities or warrants are, in some cases, held by another member of the issuer’s group or by a custodian or other fiduciary for the holders of the covered warrants.

Interest rate warrants are rights that are created by an issuer, typically a financial institution, entitling the holder to purchase, in the case of a call, or sell, in the case of a put, a specific bond issue or an interest rate index (Bond Index) at a certain level over a fixed time period. Interest rate warrants can typically be exercised in the underlying instrument or settle in cash.

Long term options operate much like covered warrants. Like covered warrants, long term options are call options created by an issuer, typically a financial institution, entitling the holder to purchase from the issuer outstanding securities of another issuer. Long-term options have an initial period of one year or more, but generally have terms between three and five years. Unlike U.S. options, long term European options do not settle through a clearing corporation that guarantees the performance of the counterparty. Instead, they are traded on an exchange and subject to the exchange’s trading regulations. The Fund may only acquire covered warrants, index warrants, interest rate warrants and long term options that are issued by entities deemed to be creditworthy by the Adviser. Investment in these instruments involves the risk that the issuer of the instrument may default on its obligation to deliver the underlying security or warrants to acquire the underlying security (or cash in lieu thereof).

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Secondary Offerings

The Fund may invest a portion of its assets in secondary offerings. A secondary offering is a registered offering of a large block of a security that has been previously issued to the public. A secondary offering can occur when an investor sells to the public a large block of stock or other securities it has been holding in its portfolio. In a sale of this kind, all of the profits go to the seller rather than the issuer. Secondary offerings can also originate when the issuer issues new shares of its stock over and above those sold in its IPO, usually in order to raise additional capital. However, because an increase in the number of shares devalues those that have already been issued, many companies make a secondary offering only if their stock prices are high or they are in need of capital. Secondary offerings may have a magnified impact on the performance of the Fund with a small asset base. Secondary offering shares frequently are volatile in price. Therefore, the Fund may hold secondary offering shares for a very short period of time. This may increase the portfolio turnover rate of the Fund and may lead to increased expenses for the Fund, such as commissions and transaction costs. In addition, secondary offering shares can experience an immediate drop in value if the demand for the securities does not continue to support the offering price.

Securities of Investment Companies

To the extent the Fund invests in another investment company, the Fund indirectly will bear its proportionate share of any management fees paid by an investment company in which it invests in addition to the advisory fee paid by the Fund.  Some of the countries in which the Fund may invest may not permit direct investment by outside investors.  Investments in such countries may only be permitted through foreign government-approved or government-authorized investment vehicles, which may include other investment companies.

Special Situation Companies

Companies may experience “special situations,” which are unusual developments that could affect a company’s market value. Examples of “special situations” include mergers, acquisitions, reorganizations, consolidations, recapitalizations, liquidations; distributions of cash, securities or other assets; tender or exchange offers; a breakup or workout of a holding company; or litigation.

Strategic Transactions, Derivatives and Synthetic Investments

The Fund may, but is not required to, utilize various other investment strategies as described below for a variety of purposes, such as hedging various market risks, managing the effective maturity or duration of the fixed income securities in the Fund’s portfolio or enhancing potential gain.  These strategies may be executed through the use of derivative contracts.  In certain circumstances, the Fund may wish to obtain the price performance of a security without actually purchasing the security in circumstances where, for example, the security is illiquid, or is unavailable for direct investment or available only on less attractive terms.  In such circumstances, the Fund may invest in synthetic or derivative alternative investments (“Synthetic Investments”) that are based upon or otherwise relate to the economic performance of the underlying securities.  Synthetic Investments may include swap transactions, notes or units with variable redemption amounts, and other similar instruments and contracts.  Synthetic Investments typically do not represent beneficial ownership of the underlying security, usually are not collateralized or otherwise secured by the counterparty and may or may not have any credit enhancements attached to them.

In the course of pursuing these investment strategies, the Fund may purchase and sell exchange-listed and OTC put and call options on securities, equity and fixed income indices and other instruments, purchase and sell futures contracts and options thereon, enter into various transactions such as swaps, caps, floors, collars, currency forward contracts, currency futures contracts, currency swaps or options on currencies, or currency futures and various other currency transactions (collectively, all the above are called “Strategic Transactions”).  In addition, strategic transactions may also include new techniques, instruments or strategies that are permitted as regulatory changes occur.  Strategic Transactions may be used subject to certain limits imposed by the 1940 Act to attempt to protect

25

against possible changes in the market value of securities held in or to be purchased for the Fund’s portfolio resulting from securities markets or currency exchange rate fluctuations, to protect the Fund’s unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of the Fund’s portfolio, or to establish a position in the derivatives markets as a substitute for purchasing or selling particular securities.  Any or all of these investment techniques may be used at any time and in any combination, and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions.  The ability of the Fund to utilize these Strategic Transactions successfully will depend on the Adviser’s ability to predict pertinent market movements, which cannot be assured.  The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments.  Strategic Transactions will not be used to alter fundamental investment purposes and characteristics of the Fund, and the Fund will segregate assets (or as provided by applicable regulations, enter into certain offsetting positions) to cover its obligations under options, futures and swaps to limit leveraging of the Fund.

Strategic Transactions, including derivative contracts and Synthetic Investments, have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser’s view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used.  Synthetic Investments also involve exposure to the creditworthiness of the issuer of the underlying security, changes in exchange rates and future governmental actions taken by the jurisdiction in which the underlying security is issued, and counterparties involved. Use of put and call options may result in losses to the Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation the Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell.  The use of currency transactions can result in the Fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency.  The use of options and futures transactions entails certain other risks.  In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund’s position.  In addition, futures and options markets may not be liquid in all circumstances and certain OTC options may have no markets.  As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses, if at all.  Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position.  Finally, the daily variation margin posting and collection requirements for futures contracts and swaps would allow for greater exposure to leverage and operational risks than would purchases of options, where the exposure generally is limited to the cost of the initial premium.  On the other hand, the out-of-pocket cost of purchasing near term options can often be substantially greater than entering into swaps or futures contracts.  Losses resulting from the use of Strategic Transactions would reduce NAV, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized.  In some cases, strategic transactions also may not provide the exposure or risk management benefits sought.

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As described above, the Fund may also trade in physically-settled currency forward contracts.  There is less protection against defaults in the forward trading of currencies since such forward contracts are currently not guaranteed by an exchange or clearing house and are not subject to the margin requirements applicable to swaps as well as the mandatory clearing and exchange trading requirements applicable to swaps.  The Dodd-Frank Act includes in the definition of “swaps” that are regulated by the CFTC most types of currency derivatives including cash-settled or non-deliverable foreign currency forwards.

Risks of Strategic Transactions Outside the U.S.  When conducted outside the U.S., Strategic Transactions may not be regulated as rigorously as in the U.S. (which may depend on whether the Fund is executing trades with a CFTC or SEC registered dealer), may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments.  The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the U.S. of data on which to make trading decisions, (iii) delays in the Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the U.S., (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S., and (v) lower trading volume and liquidity.

Use of Segregated and Other Special Accounts.  Many Strategic Transactions, in addition to other requirements, require that the Fund segregate cash or liquid assets with its custodian to the extent fund obligations are not otherwise “covered” through ownership of the underlying security, financial instrument or currency.  In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid assets at least equal to the current amount of the obligation must be segregated with the custodian.  The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them.  For example, a call option written or sold by the Fund will require the Fund to hold the securities deliverable under the call upon exercise (or securities convertible into the needed securities without additional consideration) or to segregate cash or liquid assets sufficient to purchase and deliver the securities or deliver the cash strike price if the call is exercised.  A cash-settled call option sold by the Fund on an index will require the Fund to segregate cash or liquid assets equal to the excess of the index value over the exercise price on a current basis.  A physically-settled put option written or sold by the Fund requires the Fund to segregate cash or liquid assets equal to the exercise price.

Except when the Fund enters into a forward contract for the purchase or sale of a security denominated in a particular currency, which requires no segregation, a currency contract which obligates the Fund to buy or sell currency will generally require the Fund to hold an amount of that currency or liquid assets denominated in that currency equal to the Fund’s obligations or to segregate cash or liquid assets equal to the amount of the Fund’s obligation.

OTC options entered into by the Fund, including those on securities, currency, financial instruments or indices and OCC-issued and exchange listed index options, may provide for cash settlement.  As a result, when the Fund sells these instruments it will only segregate an amount of cash or liquid assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount.  These amounts will equal the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call.  In addition, when the Fund sells a cash-settled call option on an index at a time when the in-the-money amount exceeds the exercise price, the Fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value of such excess.  OCC-issued and exchange listed options sold by the Fund that settle with physical delivery, or with an election of either physical delivery or cash settlement, will require the Fund to segregate an amount of cash

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or liquid assets equal to the full value of the cash securities or commodities deliverable under the option by the seller on exercise.  Holders of long options are not required to segregate assets.  OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement, will be treated the same as other options settling with physical delivery.

In the case of a futures contract or an option thereon, the Fund must deposit initial margin and possible daily variation margin in addition to segregating cash or liquid assets sufficient to meet its obligation under the contracts.  Such liquid assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets.

With respect to swaps, the Fund will accrue the net amount of the excess, if any, of its obligations (including any pre-payment penalties and premium payments) over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid assets having a value equal to the accrued excess.  The Fund’s obligation to segregate the accrued excess of its obligations over its entitlements with respect to a credit default swap (“CDS”) it buys (for example, the cost to the Fund to unwind the CDS, enter into an offsetting CDS, or pay a third-party to relieve the Fund of its obligation) may be equal to the notional value of the CDS.  When the Fund is a seller of the CDS, the Fund will segregate the notional value of the CDS. Caps, floors and collars require segregation of assets with a value equal to the Fund’s net obligation, if any.

Strategic Transactions may be covered by other means when consistent with applicable regulatory policies.  The Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Strategic Transactions.  For example, the Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund.  Moreover, instead of segregating cash or liquid assets if the Fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held.  Other Strategic Transactions may also be offset in combinations.  If the offsetting transaction terminates at the time of or after the primary transaction, no segregation is required, but if it terminates prior to such time, cash or liquid assets equal to any remaining obligation would need to be segregated.

Combined Transactions.  The Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions (“component” transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Adviser, it is in the best interests of the Fund to do so.  A combined transaction will usually contain elements of risk that are present in each of its component transactions.  Although combined transactions are normally entered into based on the Adviser’s judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Close-out Risk for Qualified Financial Contracts. Regulations adopted by the prudential regulators require counterparties of the banks and other financial intermediaries that are part of U.S. or foreign global systemically important banking organizations to include contractual restrictions on close-out and cross-default in agreements relating to qualified financial contracts. Qualified financial contracts include agreements relating to swaps, currency forwards and other derivatives as well as repurchase agreements and securities lending agreements. The restrictions prevent the Fund from closing out a qualified financial contract during a specified time period if the counterparty is subject to resolution proceedings and prohibit the Fund from exercising default rights due to a receivership or similar proceeding of an affiliate of the counterparty. These requirements may increase credit and other risks to the Fund.

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Temporary Investments and Defensive Investments

Pending investment of the proceeds of this offering (which the Fund expects may take up to approximately one month following the closing of this offering), the Fund may invest offering proceeds in money market mutual funds, cash, cash equivalents, securities issued or guaranteed by the U.S. government or its instrumentalities or agencies, high quality, short-term money market instruments, short-term debt securities, certificates of deposit, bankers’ acceptances and other bank obligations, commercial paper or other liquid debt securities. The Fund also may invest in these instruments on a temporary basis to meet working capital needs, including, but not limited to, for collateral in connection with certain investment techniques, to hold a reserve pending payment of distributions and to facilitate the payment of expenses and settlement of trades.

Under adverse market or economic conditions, the Fund may invest up to 100% of its total assets in these securities on a temporary basis. In addition, immediately leading up to the Termination Date, in connection with the Eligible Tender Offer, the Fund may invest a significant portion of its assets in these securities on a temporary basis. To the extent the Fund invests in these securities, it may not achieve its investment objective. The yield on these securities may be lower than the returns on equity securities or yields on lower rated debt securities.

When-Issued Securities and Delayed-Delivery

The Fund may purchase equity and debt securities on a “when-issued,” “delayed delivery” or “forward delivery” basis.  The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the securities takes place at a later date.  During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund.  When the Fund purchases such securities, it immediately assumes the risks of ownership, including the risk of price fluctuation.  Failure to deliver a security purchased on this basis may result in a loss or missed opportunity to make an alternative investment.

To the extent that assets of the Fund are held in cash pending the settlement of a purchase of securities, the Fund would earn no income.  While such securities may be sold prior to the settlement date, the Fund intends to purchase them with the purpose of actually acquiring them unless a sale appears desirable for investment reasons.  At the time the Fund makes the commitment to purchase a security on this basis, it will record the transaction and reflect the value of the security in determining its NAV.  The market value of the securities may be more or less than the purchase price.  The Fund will establish a segregated account in which it will maintain cash and liquid assets equal in value to commitments for such securities.

When the Fund agrees to purchase when-issued or delayed-delivery securities, to the extent required by the SEC, its custodian will set aside permissible liquid assets equal to the amount of the commitment in a segregated account.  Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case the Fund may be required subsequently to place additional assets in the segregated account in order to ensure that the value of the account remains equal to the amount of the Fund’s commitment.  It may be expected that the Fund’s net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash.  In addition, because the Fund will set aside cash or liquid assets to satisfy its purchase commitments in the manner described above, the Fund’s liquidity and the ability of the Adviser or subadviser to manage it might be affected by its commitments to purchase “when-issued” securities.  When the Fund engages in when-issued or delayed-delivery transactions, it relies on the other party to consummate the trade.  Failure of the seller to do so may result in the Fund incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

When the Fund enters into a delayed delivery transaction, a when-issued transaction or a forward transaction, the Fund may be required to provide collateral to cover potential losses of the counterparty, due to changes in the value of the security, in the event that the event that the transaction is unable to settle (e.g., in the event of a default on the Fund).  Similarly, the counterparty may be required to provide collateral to cover the potential losses of the Fund,

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due to changes in the value of the security, in the event that the transaction is unable to settle (e.g., the seller fails to deliver the security).  The Fund may reduce the amount of liquid assets it will segregate to the extent it provides such collateral.

There can be no assurance that the securities subject to a standby commitment will be issued and the value of the security, if issued, on the delivery date may be more or less than its purchase price.  Since the issuance of the security underlying the commitment is at the option of the issuer, the Fund may bear the risk of a decline in the value of such security and may not benefit from appreciation in the value of the security during the commitment period if the security is not ultimately issued.

The purchase of a security subject to a standby commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued, and the value of the security will thereafter be reflected in the calculation of the Fund’s NAV.  The cost basis of the security will be adjusted by the amount of the commitment fee.  In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the standby commitment.

MANAGEMENT OF THE FUND

Trustees and Officers

The business and affairs of the Fund are managed under the direction of the Board of Trustees subject to the laws of the state of Maryland and the Fund’s Declaration of Trust and By-Laws. The Board of Trustees sets and reviews policies regarding the operation of the Fund, and directs the officers to perform the daily functions of the Fund.

The names, ages and addresses of each of the trustees and officers, together with their principal occupations and other affiliations during the past five years, are set forth below. Each trustee and officer will serve until his or her successor is duly elected and qualified, or until he or she resigns or is removed in the manner provided in the Fund’s Declaration of Trust and Bylaws. The Board of Trustees will be divided into three classes. Trustees of each class will be elected to serve until their third annual meeting following their election and until their successors are duly elected and qualify. Each year only one class of trustees will be elected by the shareholders. Unless otherwise indicated, the address of each trustee and officer is 1900 Market Street, Suite 200, Philadelphia, PA 19103. Upon commencement of the Fund’s operations, the Board of Trustees will consist of a majority of trustees who are not interested persons (as defined in the 1940 Act) of the Fund’s Adviser, Subadviser or their affiliates (“Independent Trustees”).

[To come by Pre-Effective Amendment]

Additional Information About the Trustees

[To come by Pre-Effective Amendment]

Board and Committee Structure

[To come by Pre-Effective Amendment]

Audit and Valuation Committee

[To come by Pre-Effective Amendment]

Nominating and Corporate Governance Committee

[To come by Pre-Effective Amendment]

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Board Oversight of Risk Management

[To come by Pre-Effective Amendment]

Indemnification of Trustees and Officers

[To come by Pre-Effective Amendment]

Investment Adviser and Subadviser

Pursuant to an investment advisory agreement (the “Advisory Agreement”), Aberdeen Standard Investments Inc., a Delaware corporation formed in 1993, will serve as the investment adviser to the Fund. The Adviser’s principal place of business is located at 1900 Market Street, Suite 200, Philadelphia, Pennsylvania 19103. The Adviser manages and supervises the investment of the Fund’s assets on a discretionary basis.

Pursuant to a separate subadvisory agreement (the “Subadvisory Agreement”), Aberdeen Asset Managers Limited (“AAML” or the “Subadviser”), a corporation organized under the laws of Scotland, will serve as subadviser to the Fund. AAML’s registered office is located at 10 Queen’s Terrace, Aberdeen, Scotland AB10 1YG.

Each of the Adviser and Subadviser is a wholly-owned subsidiary of Aberdeen Asset Management PLC (“Aberdeen PLC”), which has its registered offices at 10 Queen’s Terrace, Aberdeen, Scotland AB10 1YG, and an indirect wholly owned subsidiary of Standard Life Aberdeen plc, which is listed on the London Stock Exchange and manages or administers approximately $643.2 billion in assets as of December 31, 2019. Standard Life Aberdeen plc and its affiliates provide asset management and investment solutions for clients and customers worldwide. Standard Life Aberdeen plc, its affiliates and subsidiaries are referred to collectively herein as “ASI.”

In rendering investment advisory services, the Adviser and Subadviser may use the resources of investment adviser subsidiaries of Standard Life Aberdeen plc. These affiliates have entered into a memorandum of understanding / personnel sharing procedures (“MOU”) pursuant to which investment professionals from each affiliate may render portfolio management and research services to U.S. clients of the Standard Life Aberdeen plc affiliates, including the Fund, as associated persons of the Adviser or Subadviser. No remuneration is paid by the Fund with regards to the MOU.

Pursuant to the Advisory Agreement, the Fund will pay the Adviser a monthly management fee at an annual rate equal to [ ]% of the average daily value of the Fund’s Managed Assets.

“Managed Assets” means the total assets of the Fund, (including any assets attributable to money borrowed for investment purposes) minus the sum of the Fund’s accrued liabilities (other than money borrowed for investment purposes). This means that during periods in which the Fund is using leverage, the fee paid to the Adviser will be higher than if the Fund did not use leverage because the fee is calculated as a percentage of the Fund’s Managed Assets, which include those assets purchased with leverage.

Except as otherwise described in the Fund’s prospectus and this statement of additional information, the Fund will pay, in addition to the fees paid to the Adviser, all other costs and expenses of its operations, including compensation of its Trustees (other than those affiliated with the Adviser), custodian, leveraging expenses, transfer and dividend disbursing agent expenses, legal fees, rating agency fees, listing fees and expenses, expenses of independent auditors, expenses of repurchasing shares, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies and taxes, if any.

The Fund and the Adviser have entered into the Expense Limitation Agreement, pursuant to which the Adviser has contractually agreed to cap expenses of the Fund at [ ]% (including offering expenses, but excluding interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) for one year from the effective date of this registration statement. The Expense Limitation Agreement may be continued from year to year thereafter, provided that such continuance is specifically approved by the Adviser and the Fund (including by a majority of the Fund’s Independent Trustees). Neither the Adviser nor the Fund is obligated to extend the Expense Limitation Agreement. The Expense Limitation Agreement

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may be terminated at any time, without the payment of any penalty, only by the Fund (upon the vote of a majority of the Independent Trustees or a majority of the outstanding voting securities of the Fund), upon 90 days’ written notice by the Fund to the Adviser.

The Fund will be authorized to reimburse the Adviser for management fees previously limited and/or for expenses previously paid by the Adviser, provided, however, that any reimbursements must be paid at a date not more than three years after the date when the Adviser limited the fees or reimbursed the expenses and the reimbursements do not cause the Fund to exceed the lesser of the applicable expense limitation in the contract at the time the fees were limited or expenses are paid or the applicable expense limitation in effect at the time the expenses are being recouped by the Adviser.

Under the Subadvisory Agreement with the Subadviser, the Adviser will pay the Subadviser a subadvisory fee based on the Fund’s average daily Managed Assets. The subadvisory fee payable to the Subadviser will be paid by the Adviser out of the investment advisory fee it receives from the Fund; accordingly, decisions to increase or decrease the portion of assets allocated to the Subadviser will not affect the fees the Fund pays for portfolio management services. For the investment management services it provides to the Fund, the Subadviser will be entitled to [  ]% of the advisory fee received, after fee waivers and expense reimbursements, if any, by the Adviser.

The Advisory and Subadvisory Agreements were approved by the Board of Trustees on [ ]. The basis for the Board of Trustees’ initial approval of the Advisory Agreement and the Subadvisory Agreements will be provided in the first report shareholders. The Advisory Agreement and the Subadvisory Agreements will become effective as of the close of this offering. Unless terminated earlier as described below, each such Agreement will continue in effect for a period of two years from the effective date and will remain in effect from year to year thereafter if approved annually by the Board of Trustees or by the affirmative vote of the holders of a majority of our outstanding voting securities, and in either case, upon approval by a majority of the Fund’s Trustees who are not interested persons or parties to such Agreement.

Each of the Advisory Agreement and the Subadvisory Agreement provides that it may be terminated by us at any time, without the payment of any penalty, by the Board of Trustees or by the vote of the holders of a majority of the outstanding shares of the Fund on 60 days’ written notice to the Adviser or the Subadviser, as applicable. In addition, the Subadvisory Agreement provides that it may be terminated by our Adviser at any time, without the payment of any penalty, on 60 days’ written notice to our Subadviser. Each of the Advisory Agreement  and  the  Subadvisory  Agreement  provides  that  it  may  be  terminated  by  the  Adviser  or  the Subadviser, as applicable, at any time, without the payment of any penalty, upon 60 days’ written notice to the Fund. Each of the Advisory Agreement and the Subadvisory Agreement also provides that it will automatically terminate in the event of an “assignment” (as defined in the 1940 Act), and the Subadvisory Agreement provides that it will automatically terminate in the event of the termination of the Advisory Agreement.

Investment Teams

Subject to the oversight of the Board of Trustees and pursuant to the Advisory Agreement, investment teams consisting of portfolio managers of the Adviser and Subadviser are responsible for the day-to-day management of the Fund’s overall investment portfolio. The portfolio is managed by the Adviser’s and Subadviser’s (collectively, “ASI”) Global Equity Team, which is responsible for the Fund’s listed equity strategy, and the Real Assets Team, which is responsible for the Fund’s direct investments in Private Infrastructure Opportunities. Biographical information for the members of the investment teams are set forth in the Fund’s prospectus under the heading “Management of the Fund—Portfolio Managers.”

The following chart summarizes information regarding accounts for which each portfolio manager has day-to-day management responsibilities.  Accounts are grouped into the following three categories: (1) registered investment companies; (2) other pooled investment vehicles; and (3) other accounts.  To the extent that any of these accounts pay advisory fees that are based on account performance (“performance-based fees”), information on those accounts is provided separately. The figures in the chart below for the category of “registered investment companies” do not include the Funds listed under each portfolio manager’s name in the opposite column. The “Other Accounts Managed” represents the accounts managed by the teams of which the portfolio manager is a member.

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Name of Portfolio Manager	Number of Other Accounts Managed by Each Portfolio Manager and Total Assets (in millions) by Category (as of [ ], 2019)
Dominic Byrne

Registered Investment Companies: [ ] accounts, $[ ] total assets [([ ] account, $[ ] total assets of which the advisory fee is based on performance) ]

Other Pooled Investment Vehicles: [ ] accounts, $[ ] total assets [([ ] account, $[ ] total assets of which the advisory fee is based on performance) ]

Other Accounts: [ ] accounts, $[ ] total assets [([ ] account, $[ ] total assets of which the advisory fee is based on performance) ]

Martin Connaghan

Registered Investment Companies: [ ] accounts, $[ ] total assets [([ ] account, $[ ] total assets of which the advisory fee is based on performance) ]

Other Pooled Investment Vehicles: [ ] accounts, $[ ] total assets [([ ] account, $[ ] total assets of which the advisory fee is based on performance) ]

Other Accounts: [ ] accounts, $[ ] total assets [([ ] account, $[ ] total assets of which the advisory fee is based on performance) ]

Jamie Cumming

Registered Investment Companies: [ ] accounts, $[ ] total assets [([ ] account, $[ ] total assets of which the advisory fee is based on performance) ]

Other Pooled Investment Vehicles: [ ] accounts, $[ ] total assets [([ ] account, $[ ] total assets of which the advisory fee is based on performance) ]

Other Accounts: [ ] accounts, $[ ] total assets [([ ] account, $[ ] total assets of which the advisory fee is based on performance) ]

Joshua Duitz

Registered Investment Companies: [ ] accounts, $[ ] total assets [([ ] account, $[ ] total assets of which the advisory fee is based on performance) ]

Other Pooled Investment Vehicles: [ ] accounts, $[ ] total assets [([ ] account, $[ ] total assets of which the advisory fee is based on performance) ]

Other Accounts: [ ] accounts, $[ ] total assets [([ ] account, $[ ] total assets of which the advisory fee is based on performance) ]

Bruce Stout

Registered Investment Companies: [ ] accounts, $[ ] total assets [([ ] account, $[ ] total assets of which the advisory fee is based on performance) ]

Other Pooled Investment Vehicles: [ ] accounts, $[ ] total assets [([ ] account, $[ ] total assets of which the advisory fee is based on performance) ]

Other Accounts: [ ] accounts, $[ ] total assets [([ ] account, $[ ] total assets of which the advisory fee is based on performance) ]

Jim Gasperoni

Registered Investment Companies: [ ] accounts, $[ ] total assets [([ ] account, $[ ] total assets of which the advisory fee is based on performance) ]

Other Pooled Investment Vehicles: [ ] accounts, $[ ] total assets [([ ] account, $[ ] total assets of which the advisory fee is based on performance) ]

Other Accounts: [ ] accounts, $[ ] total assets [([ ] account, $[ ] total assets of which the advisory fee is based on performance) ]

Ryan Sullivan

Registered Investment Companies: [ ] accounts, $[ ] total assets [([ ] account, $[ ] total assets of which the advisory fee is based on performance) ]

Other Pooled Investment Vehicles: [ ] accounts, $[ ] total assets [([ ]

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Name of Portfolio Manager	Number of Other Accounts Managed by Each Portfolio Manager and Total Assets (in millions) by Category (as of [ ], 2019)

account, $[ ] total assets of which the advisory fee is based on performance) ]

Other Accounts: [ ] accounts, $[ ] total assets [([ ] account, $[ ] total assets of which the advisory fee is based on performance) ]

Portfolio Manager Compensation

The Adviser’s and Sub-adviser’s (collectively,  “ASI”) remuneration policies are designed to support its business strategy as a leading international asset manager.  The objective is to attract, retain and reward talented individuals for the delivery of sustained, superior returns for ASI’s clients and shareholders.  ASI operates in a highly competitive international employment market, and aims to maintain its strong track record of success in developing and retaining talent.

ASI’s policy is to recognize corporate and individual achievements each year through an appropriate annual bonus scheme. The bonus is a single, fully discretionary variable pay award. The aggregate value of awards in any year is dependent on the group’s overall performance and profitability.  Consideration is also given to the levels of bonuses paid in the market.  Individual awards, which are payable to all members of staff, are determined by a rigorous assessment of achievement against defined objectives.

The variable pay award comprises a mixture of cash and a deferred award based on the size of the award.  Deferred awards are by default Standard Life Aberdeen shares, with an option to put up to 50% of deferral into funds. Overall compensation packages are designed to be competitive relative to the investment management industry.

Base Salary

ASI’s policy is to pay a fair salary commensurate with the individual’s role, responsibilities and experience, and having regard to the market rates being offered for similar roles in the asset management sector and other comparable companies. Any increase is generally to reflect inflation and is applied in a manner consistent with other ASI employees; any other increases must be justified by reference to promotion or changes in responsibilities.

Annual Bonus

The Remuneration Committee determines the key performance indicators that will be applied in considering the overall size of the bonus pool.  In line with practices amongst other asset management companies, individual bonuses are not subject to an absolute cap.  However, the aggregate size of the bonus pool is dependent on the group’s overall performance and profitability.  Consideration is also given to the levels of bonuses paid in the market.  Individual awards are determined by a rigorous assessment of achievement against defined objectives, and are reviewed and approved by the Remuneration Committee.

ASI has a deferral policy which is intended to assist in the retention of talent and to create additional alignment of executives’ interests with ASI’s sustained performance and, in respect of the deferral into funds, managed by ASI, to align the interest of asset managers with our clients.

Staff performance is reviewed formally at least once a year. The review process evaluates the various aspects that the individual has contributed to ASI, and specifically, in the case of portfolio managers, to the relevant investment team. Discretionary bonuses are based on client service, asset growth and the performance of the respective portfolio manager. Overall participation in team meetings, generation of original research ideas and contribution to presenting the team externally are also evaluated.

In the calculation of a portfolio management team’s bonus, ASI takes into consideration investment matters (which include the performance of funds, adherence to the company investment process, and quality of company meetings) as well as more subjective issues such as team participation and effectiveness at client presentations through KPI scorecards.  To the extent performance is factored in, such performance is not judged against any specific benchmark and is evaluated over the period of a year - January to December. The pre- or after-tax performance of an individual account is not considered in the determination of a portfolio manager’s discretionary bonus; rather the review process evaluates the overall performance of the team for all of the accounts the team manages.

Portfolio manager performance on investment matters is judged over all of the accounts the portfolio manager contributes to and is documented in the appraisal process.  A combination of the team’s and individual’s performance is considered and evaluated.

Although performance is not a substantial portion of a portfolio manager’s compensation, ASI also recognizes that fund performance can often be driven by factors outside one’s control, such as (irrational) markets, and as such pays attention to the effort by portfolio managers to ensure integrity of our core process by sticking to disciplines and processes set, regardless of momentum and ‘hot’ themes.  Short-terming is thus discouraged and trading-oriented managers will thus find it difficult to thrive in the ASI environment.  Additionally, if any of the aforementioned undue risks were to be taken by a portfolio manager, such trend would be identified via ASI’s dynamic compliance monitoring system.

Securities Ownership of Portfolio Managers

Because the Fund has not commenced operations, none of the individuals in the table above beneficially own any security issued by the Fund as of the date of this statement of additional information.

Potential Conflicts of Interest

The portfolio managers’ management of “other accounts” may give rise to potential conflicts of interest in connection with their management of the Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another.  However, the Adviser believes that these risks are mitigated by the fact that: (i) accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and similar factors; and (ii) portfolio manager personal trading is monitored to avoid potential conflicts. In addition, the Adviser has adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts.

In some cases, another account managed by the same portfolio manager may compensate Aberdeen based on the performance of the portfolio held by that account.  The existence of such a performance-based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities.

Another potential conflict could include instances in which securities considered as investments for the Fund also may be appropriate for other investment accounts managed by the Adviser or its affiliates.  Whenever decisions are made to buy or sell securities by the Fund and one or more of the other accounts simultaneously, the Adviser may aggregate the purchases and sales of the securities and will allocate the securities transactions in a manner that it believes to be equitable under the circumstances. As a result of the allocations, there may be instances where the Fund will not participate in a transaction that is allocated among other accounts. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is the opinion of the Adviser that the benefits from the policies outweigh any disadvantage that may arise from exposure to simultaneous transactions.  The Trust has adopted policies that are designed to eliminate or minimize conflicts of interest, although there is no guarantee that procedures adopted under such policies will detect each and every situation in which a conflict arises.

The Adviser also has adopted written allocation procedures for transactions involving private placement securities, which are designed to result in a fair and equitable participation in offerings or sales for participating clients over time.

From time to time, the Adviser or the Subadviser may seed proprietary accounts for the purpose of evaluating a new investment strategy that eventually may be available to clients through one or more product structures. Such accounts also may serve the purpose of establishing a performance record for the strategy. The management by the

34

Adviser and the Subadviser of accounts with proprietary interests and nonproprietary client accounts may create an incentive to favor the proprietary accounts in the allocation of investment opportunities, and the timing and aggregation of investments. The Adviser’s and Subadviser’s proprietary seed accounts may include long-short strategies, and certain client strategies may permit short sales. A conflict of interest arises if a security is sold short at the same time as a long position, and continuous short selling in a security may adversely affect the stock price of the same security held long in client accounts. The Adviser and Subadviser have adopted various policies to mitigate these conflicts.

Situations may occur when the Fund could be disadvantaged because of the investment activities conducted by the Adviser, the Subadviser and their affiliates for other accounts. Such situations may be based on, among other things, the following: (1) legal or internal restrictions on the combined size of positions that may be taken for us or the other accounts, thereby limiting the size of our position; (2) the difficulty of liquidating an investment for us or the other accounts where the market cannot absorb the sale of the combined position; or (3) regulatory restrictions on transaction with affiliates.

The Adviser has the ability to allocate investment opportunities of certain negotiated transactions between the Fund, other funds registered under the 1940 Act and other accounts managed by our the Adviser pro rata based on available capital, up to the amount proposed to be invested by each (“Co-Investment Opportunities”). The 1940 Act and a rule thereunder impose limits on the Fund’s ability to participate in Co-Investment Opportunities, and the Fund generally will not be permitted to co-invest alongside other funds registered under the 1940 Act and other accounts managed by the Adviser in privately negotiated transactions unless the Fund obtains an exemptive order from the SEC or the transaction is otherwise permitted under existing regulatory guidance, such as certain transactions in publicly traded securities and transactions in which price is the only negotiated term.  To the extent an investment opportunity in a transaction involving the negotiation of any term of the investment other than price or quantity (a “negotiated transaction”) arises, and the Adviser determines that it would be appropriate for both the Fund and other accounts managed by the Adviser, the opportunity will be allocated to the other accounts and the Fund will not participate in the negotiated transaction. To the extent that the Adviser sources and structures private investments in publicly traded issuers, certain employees of the Adviser may become aware of actions planned by such issuers, such as acquisitions, which may not be announced to the public. It is possible that the Fund could be precluded from investing in or selling securities of an issuer about which the Adviser has material, nonpublic information, however, it is the Adviser’s intention to ensure that any material, non-public information available to certain employees of the Adviser is not shared with the employees responsible for the purchase and sale of publicly traded securities or to confirm prior to receipt of any material non-public information that the information will shortly be made public. The Fund’s investment  opportunities  also  may  be limited  by affiliations  of the Adviser, the Subadviser  or their affiliates with infrastructure companies.

The Adviser, the Subadviser and their respective principals, officers, employees and affiliates may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made on the Fund’s behalf. As a result of differing trading and investment strategies or constraints, positions may be taken by principals, officers, employees and affiliates of the Adviser and the Subadviser that are the same as, different from or made at a different time from positions taken for the Fund. Further, the Adviser and the Subadviser may at some time in the future, manage additional investment funds with the same investment objective as the Fund.

Codes of Ethics

The Fund and the Advisers have each adopted a code of ethics governing the personal securities transactions of their respective personnel. Under each code of ethics, personnel may invest in securities for their personal accounts (including securities that may be purchased or held by the Fund), subject to certain general restrictions and procedures. Copies of these Codes of Ethics are on the EDGAR Database on the SEC’s internet web site at www.sec.gov.

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PORTFOLIO TRANSACTIONS

Execution of Portfolio Transactions

The Adviser or Subadviser is responsible for decisions to buy and sell securities and other investments for the Fund, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any.  In transactions on stock and commodity exchanges in the United States, these commissions are negotiated, whereas on foreign stock and commodity exchanges these commissions are generally fixed and are generally higher than brokerage commissions in the United States.  In the case of securities traded on the OTC markets or for securities traded on a principal basis, there is generally no commission, but the price includes a spread between the dealer’s purchase and sale price.  This spread is the dealer’s profit.  In underwritten offerings, the price includes a disclosed, fixed commission or discount.  Most short term obligations are normally traded on a “principal” rather than agency basis.  This may be done through a dealer (e.g., a securities firm or bank) who buys or sells for its own account rather than as an agent for another client, or directly with the issuer.

Except as described below, the primary consideration in portfolio security transactions is best execution of the transaction (i.e., execution at a favorable price and in the most effective manner possible).  “Best execution” encompasses many factors affecting the overall benefit obtained by the client account in the transaction including, but not necessarily limited to, the price paid or received for a security, the commission charged, the promptness, availability and reliability of execution, the confidentiality and placement accorded the order, and customer service.  Therefore, “best execution” does not necessarily mean obtaining the best price alone but is evaluated in the context of all the execution services provided.  Both the Adviser and Subadviser have complete freedom as to the markets in and the broker-dealers through which they seek this result.

Subject to the primary consideration of seeking best execution and as discussed below, securities may be bought or sold through broker-dealers who have furnished statistical, research, corporate access, and other information or services to the Adviser or Subadviser.  SEC regulations provide a “safe harbor” that allows an investment adviser to pay for research and brokerage services with commission dollars generated by client transactions.  Effective with the implementation of MiFID II, the Adviser absorbs all research costs and will generally no longer rely on the “safe harbor” under Section 28(e) of the Exchange Act.

There may be occasions when portfolio transactions for the Fund are executed as part of concurrent authorizations to purchase or sell the same security for trusts or other accounts (including other mutual funds) served by the Adviser or Subadviser or by an affiliated company thereof.  Although such concurrent authorizations potentially could be either advantageous or disadvantageous to the Fund, they are affected only when the Adviser or Subadviser believes that to do so is in the interest of the Fund.  When such concurrent authorizations occur, the executions will be allocated in an equitable manner.

In purchasing and selling investments for the Fund, it is the policy of the Adviser and Subadviser to seek best execution through responsible broker-dealers.  The determination of what may constitute best execution in a securities transaction by a broker involves a number of considerations, including the overall direct net economic result to the Fund (involving both price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all when a large block is involved, the availability of the broker to stand ready to execute possibly difficult transactions in the future, the professionalism of the broker, and the financial strength and stability of the broker.  These considerations are judgmental and are weighed by the Adviser or Subadviser in determining the overall reasonableness of securities executions and commissions paid.  In selecting broker-dealers, the Adviser or Subadviser will consider various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security or asset to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer’s firm; the broker-dealer’s execution services, rendered on a continuing basis; and the reasonableness of any commissions.

As discussed under “General Information about the Fund’s Portfolio Instruments and Investment Policies — Foreign Currencies” above, with respect to FX transactions, different considerations or circumstances may apply, particularly with respect to Restricted Market FX.  FX transactions executed for the Fund are divided into two main categories: (1) Restricted Market FX and (2) Unrestricted Market FX. Restricted Market FX are required to be executed by a local bank in the applicable market. Unrestricted Market FX are not required to be executed by a local bank. The Adviser, Subadviser or third-party agent execute Unrestricted Market FX relating to trading decisions. The Fund’s custodian executes all Restricted Market FX because it has local banks or relationships with local banks in each of the restricted markets where custodial client accounts hold securities. Unrestricted Market FX relating to

36

the repatriation of dividends and/or income/expense items not directly relating to trading may be executed by the Adviser or Subadviser or by the Fund’s custodian due to the small currency amount and lower volume of such transactions. The Fund, the Adviser and the Subadviser have limited ability to negotiate prices at which certain FX transactions are customarily executed by the Fund’s custodian, i.e., transactions in Restricted Market FX and repatriation transactions.

With regards to the Fund’s investments in Private Infrastructure Opportunities, we do not arrange trades with a broker or dealer. The advice conducted with regards to Private Infrastructure Opportunities generally relates to private offered securities in partnerships or similar relevant structures. The Fund may, from time to time, enter into arrangements with placement agents in connection with direct placement transactions. In evaluating placement agent proposals, the Adviser will consider each broker’s access to infrastructure issuers and experience in infrastructure markets, particularly the direct placement market. In such cases, the Fund will not bear the associated placement agent fees. In addition to these factors, the Adviser will consider whether the proposed services are customary, whether the proposed fee schedules are within the range of customary rates, whether any proposal would obligate us to enter into transactions involving a minimum fee, dollar amount or volume of securities, or into any transaction whatsoever, and other terms such as indemnification provisions.

The Adviser or Subadviser may cause the Fund to pay a broker-dealer a commission that is in excess of the commission another broker-dealer would have received for executing the transaction if it is determined to be consistent with the Adviser’s or Subadviser’s obligation to seek best-execution pursuant to the standards described above.

Under the 1940 Act, “affiliated persons” of the Fund are prohibited from dealing with it as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC.  However, each Fund may purchase securities from underwriting syndicates of which a subadviser (if applicable) or any of its affiliates, as defined in the 1940 Act, is a member under certain conditions, in accordance with Rule 10f-3 under the 1940 Act.

The Fund contemplates that, consistent with the policy of seeking to obtain best execution, brokerage transactions may be conducted through “affiliated brokers or dealers,” as defined in rules under the 1940 Act.  Under the 1940 Act, commissions paid by the Fund to an “affiliated broker or dealer” in connection with a purchase or sale of securities offered on a securities exchange may not exceed the usual and customary broker’s commission.  Accordingly, it is the Fund’s policy that the commissions to be paid to an affiliated broker-dealer must, in the judgment of the Adviser or the Subadviser (if applicable), be (1) at least as favorable as those that would be charged by other brokers having comparable execution capability and (2) at least as favorable as commissions contemporaneously charged by such broker or dealer on comparable transactions for the broker’s or dealer’s unaffiliated customers.  The Adviser and the subadvisers (if applicable) do not necessarily deem it practicable or in the Fund’s best interests to solicit competitive bids for commissions on each transaction.  However, consideration regularly is given to information concerning the prevailing level of commissions charged on comparable transactions by other brokers during comparable periods of time.

Neither the Fund nor the Adviser has an agreement or understanding with a broker-dealer, or other arrangements to direct the Fund’s brokerage transactions to a broker-dealer because of the research services such broker provides to the Fund or the Adviser. While the Adviser does not have arrangements with any broker-dealers to direct such brokerage transactions to them because of research services provided, the Adviser may receive research services from such broker-dealers.

Portfolio Turnover

The Fund’s annual portfolio turnover rate may vary greatly from year to year. The Fund may engage in frequent and active trading of portfolio securities, but does not intend to do so under normal conditions. The Fund’s portfolio turnover is expected to be higher during the initial 12-24 months following the closing of this offering as it transitions a portion of its publicly traded securities portfolio to Private Infrastructure Opportunities.

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Although the Fund’s portfolio turnover rate cannot be accurately predicted, following the completion of the Private Infrastructure Opportunities up to 24 months following the closing of this offering, the Fund expects to maintain relatively low turnover of its core investment portfolio. During the initial investment period, however, the Fund’s annual turnover rate may exceed 100%. A high turnover rate involves greater transaction costs for the Fund and may result in greater realization of taxable capital gains.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

Immediately prior to the completion of this offering, there will be [  ] common shares of beneficial interest outstanding and one shareholder of record. At that time, the Fund will have no other common shares outstanding. The following table sets forth certain ownership information with respect to the Fund’s common shares for those persons who directly or indirectly own, control or hold with the power to vote, 5% or more of our outstanding common shares and all officers and Trustees, as a group.

Percentage of shares of common shares outstanding(1)
		Immediately Prior to this		Immediately After this
Name and	Type of	Offering		Offering
Address(2)	Ownership	Shares Owned	Percentage	Shares Owned	Percentage

(1)	Assumes issues of [ ] common shares offered hereby. Does not reflect shares of common shares reserved for issuance upon exercise of the underwriters’ over-allotment option.
(2)	The address for [ ] and all officers and Trustees is [ ].

DETERMINATION OF NET ASSET VALUE

The Fund’s net asset value of its common shares is computed as of the close of trading of the NYSE (normally 4:00 p.m. Eastern time) no less frequently than the last business day of each calendar month and at such other times as our Board of Trustees may determine. When considering an offering of common shares, the Fund will calculate its net asset value on a more frequent basis, generally daily, to the extent necessary to comply with the provisions of the 1940 Act. The Fund currently intends to make its net asset value available for publication daily on the Adviser’s website. Our net asset value equals the value of our total assets less: (1) all of our liabilities (including accrued expenses); (2) accumulated and unpaid dividends on any outstanding preferred shares; (3) the aggregate liquidation preference of any outstanding preferred shares; (4) accrued and unpaid interest payments on any outstanding indebtedness; (5) the aggregate principal amount of any outstanding indebtedness; and (6) any distributions payable on our common shares.

The Fund values its securities at current market value or fair value, consistent with regulatory requirements.  “Fair value” is defined in the Fund’s valuation and liquidity procedures as the price that could be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants without a compulsion to contract at the measurement date.

Equity securities that are traded on an exchange are valued at the last quoted sale price on the principal exchange on which the security is traded at the “Valuation Time”, subject to application, when appropriate, of the valuation factors described in the paragraph below. The Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time). In the absence of a sale price, the security is valued at the mean of the bid/ask quoted at the close on the principal exchange on which the security is traded. Securities traded on NASDAQ are valued at the NASDAQ official closing price. Open-end mutual funds are valued at the respective net asset value as reported by such company. The prospectuses for the registered open-end management investment companies in which the Fund invests explain the circumstances under which those companies will use

38

fair value pricing and the effects of using fair value pricing.  Closed-end funds and ETFs are valued at the market price of the security at the Valuation Time.

Foreign equity securities that are traded on foreign exchanges that close prior to the Valuation Time are valued by applying valuation factors to the last sale price or the mean price as noted above. Valuation factors are provided by an independent pricing service provider. These valuation factors are used when pricing the Fund’s portfolio holdings to estimate market movements between the time foreign markets close and the time the Fund values such foreign securities. These valuation factors are based on inputs such as depositary receipts, indices, futures, sector indices/ETFs, exchange rates, and local exchange opening and closing prices of each security. When prices with the application of valuation factors are utilized, the value assigned to the foreign securities may not be the same as quoted or published prices of the securities on their primary markets. Valuation factors are not utilized if the independent pricing service provider is unable to provide a valuation factor or if the valuation factor falls below a predetermined confidence threshold.

Long-term fixed income securities are valued at the last quoted or evaluated bid price on the valuation date provided by an independent pricing service provider approved by the Fund’s Board of Trustees.  If there are no current day bids, the security is valued at the previously applied bid.  Pricing services generally price debt securities assuming orderly transactions of an institutional “round lot” size, and the strategies employed by the Adviser generally trade in round lot sizes. In certain circumstances, fixed income securities may be held or transactions may be conducted in smaller, “odd lot” sizes. Odd lots may trade at lower or occasionally higher prices than institutional round lot trades. Short-term fixed income securities (such as commercial paper and U.S. treasury bills) having a remaining maturity of 60 days or less are valued at the last quoted or evaluated bid price on the valuation date provided by an independent pricing service, or on the basis of amortized cost if it represents the best approximation for fair value.

Derivative instruments are generally valued according to the following procedures. Forward currency exchange contracts are generally valued based on the current spot exchange rates and the forward exchange rate points (ex. 1-month, 3-month) that are obtained from an approved pricing agent. Based on the actual settlement dates of the forward contracts held, an interpolated value of the forward points is combined with the spot exchange rate to derive the valuation.  Futures contracts are generally valued at the most recent settlement price as of NAV determination.  Swap agreements are generally valued by an approved pricing agent based on the terms of the swap agreement (including future cash flows).  When market quotations or exchange rates are not readily available, or if the Adviser concludes that such market quotations do not accurately reflect fair value, the fair value of the Fund’s assets are determined in good faith in accordance with the Valuation Procedures.

In the event that a security’s market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which it trades closed before the Valuation Time), the security is valued at fair value as determined by the Fund’s Pricing Committee, taking into account the relevant factors and surrounding circumstances using valuation policies and procedures approved by the Fund’s Board of Trustees. The Adviser will attempt to obtain current information to value all fair valued securities, but it is anticipated that such information for certain of the private investments in the Fund’s portfolio could be available on no more than a quarterly basis. Fair value pricing may require subjective determinations about the value of an asset or liability and may not always result in adjustments to the prices of securities or other assets or liabilities held by the Fund. It is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of such security.

The Adviser will attempt to obtain current information to value all fair valued securities, but it is anticipated that such information for certain of the private infrastructure investments in the Fund’s portfolio could be available on no more than a quarterly basis. Fair value pricing may require subjective determinations about the value of an asset or liability and may not always result in adjustments to the prices of securities or other assets or liabilities held by the Fund. It is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of such security.

The time at which transactions and Fund shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the Exchange and/or the bond markets are stopped at a

39

time other than their regularly scheduled closing time. In the event the Exchange and/or the bond markets do not open for business, the Fund may, but is not required to, open the Fund for purchase, redemption and exchange transactions if the Federal Reserve wire payment system is open.

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a general summary of material U.S. federal income tax considerations affecting the Fund and its shareholders. The discussion reflects applicable U.S. federal income tax laws as of the date of this statement of additional information, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (the “IRS”), possibly with retroactive effect. No attempt is made to present a detailed explanation of all U.S. federal income, estate, gift, state, local or foreign tax considerations affecting the Fund and its shareholders (including shareholders owning large positions in the Fund). The discussion set forth herein does not constitute tax advice. Investors are urged to consult their own tax advisers to determine the specific tax consequences to them of investing in the Fund, including applicable federal, state, local and foreign tax consequences to them or the effect of possible changes in tax laws.

In addition, no attempt is made to address tax considerations applicable to an investor with a special tax status, such as a financial institution, REIT, insurance company, regulated investment company, individual retirement account, other tax-exempt organization, dealer in securities or currencies, person holding shares of the Fund as part of a hedging, integrated, conversion or straddle transaction or constructive sale, or conversion transaction, constructive sale or straddle, trader in securities that has elected the mark-to-market method of accounting for its securities, U.S. holder (as defined below) whose functional currency is not the U.S. dollar, or investor with “applicable financial statements” within the meaning of section 451(b) of the Internal Revenue Code of 1986, as amended (the “Code”). Furthermore, this discussion does not reflect possible application of the alternative minimum tax. Unless otherwise noted, this discussion assumes the Fund’s shares are held by U.S. persons and that such shares are held as capital assets.

A U.S. holder is a beneficial owner that is for U.S. federal income tax purposes:

•	a citizen or individual resident of the United States (including certain former citizens and former long-term residents);

•

a corporation or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;

•	an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

•

a trust with respect to which a court within the United States is able to exercise primary supervision over its administration and one or more U.S. persons have the authority to control all of its substantial decisions or the trust has made a valid election in effect under applicable Treasury regulations to be treated as a U.S. person.

A “Non-U.S. holder” is a beneficial owner of shares of the Fund that is an individual, corporation, trust or estate and is not a U.S. holder. If a partnership (including any entity treated as a partnership for U.S. federal income tax purposes) holds shares of the Fund, the tax treatment of a partner in the partnership generally will depend upon the status of the partner and the activities of the partnership.

Taxation as a RIC

The Fund intends to elect to be treated as, and to qualify each year for the special tax treatment afforded, a regulated investment company (a “RIC”) under Subchapter M of the Code. As long as the Fund meets certain requirements that govern the Fund’s source of income, diversification of assets and distribution of earnings to shareholders, the Fund will not be subject to U.S. federal income tax on income distributed (or treated as distributed, as described below) to its shareholders. With respect to the source of income requirement, the Fund must derive in each taxable year at least 90% of its gross income (including tax-exempt interest) from (1) dividends, interest,

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payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies or other income (including, but not limited to, gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies and (2) net income derived from interests in qualified publicly traded partnerships. A qualified publicly traded partnership is generally defined as a publicly traded partnership under section 7704 of the Code, but does not include a publicly traded partnership if 90% or more of its gross income is described in (1) above. For purposes of the income test, the Fund will be treated as receiving directly its share of the gross income of any partnership that is not a qualified publicly traded partnership.

With respect to the diversification of assets requirement, the Fund must diversify its holdings so that, at the end of each quarter of each taxable year, (1) at least 50% of the value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, the securities of other RICs and other securities, with such other securities limited for purposes of such calculation, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer and (2) not more than 25% of the value of the Fund’s total assets is invested in the securities (other than U.S. government securities or the securities of other RICs) of any one issuer, the securities (other than the securities of other RICs) of two or more issuers that the Fund controls and that are determined to be engaged in the same, similar or related trades or businesses or the securities of one or more qualified publicly traded partnerships.

In determining whether the Fund satisfies the gross income test, the character of the Fund’s distributive share of items of income, gain and loss derived through any unregistered fund or other entity properly treated as partnerships for U.S. federal income tax purposes (other than qualified publicly traded partnerships) generally will be determined as if the Fund realized its distributive share of such tax items directly. Similarly, for the purpose of the asset diversification test, the Fund, in appropriate circumstances, will “look through” to the assets held by any such partnership.

If the Fund qualifies as a RIC and distributes to its shareholders at least 90% of the sum of (1) its “investment company taxable income,” as that term is defined in the Code (which includes, among other items, dividends, taxable interest and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) without regard to the deduction for dividends paid and (2) the excess of its gross tax-exempt interest, if any, over certain deductions attributable to such interest that are otherwise disallowed, the Fund will be relieved of U.S. federal income tax on any income of the Fund, including long-term capital gains, distributed to shareholders. However, if the Fund retains any investment company taxable income or “net capital gain” (i.e., the excess of net long-term capital gain over net short-term capital loss), it will be subject to U.S. federal income tax at regular corporate federal income tax rates on the amount retained. The Fund intends to distribute at least annually substantially all of its investment company taxable income, net tax-exempt interest and net capital gain. Under the Code, the Fund generally will also be subject to a nondeductible 4% federal excise tax on the undistributed portion of its ordinary income and capital gains if it fails to meet certain distribution requirements with respect to each calendar year. In order to avoid the 4% federal excise tax, the required minimum distribution is generally equal to the sum of (1) 98% of the Fund’s ordinary income (computed on a calendar year basis), (2) 98.2% of the Fund’s capital gain net income (generally computed for the one-year period ending on October 31), and (3) certain amounts from previous years to the extent such amounts have not been treated as distributed or been subject to tax under Subchapter M of the Code. The Fund generally intends to make distributions in a timely manner in an amount at least equal to the required minimum distribution and therefore, under normal conditions, does not currently expect to be subject to this excise tax. In addition, a domestic Subsidiary generally will be subject to U.S. federal income tax at regular corporate rates on its taxable income, which taxes (and any other taxes borne by Subsidiaries) would adversely affect the returns from investments held through the Subsidiaries.

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Failure to Qualify as a RIC

If the Fund fails to qualify as a RIC in any taxable year, it will be taxed in the same manner as an ordinary corporation on its taxable income and distributions to the Fund’s shareholders will not be deductible by the Fund in computing its taxable income. In such event, the Fund’s distributions, to the extent derived from the Fund’s current or accumulated earnings and profits, would be taxed to shareholders as dividend income. Such distributions would generally be eligible for the dividends received deduction available to corporate shareholders, and non-corporate shareholders would generally be able to treat such distributions as “qualified dividend income” eligible for reduced rates of U.S. federal income taxation, provided in each case that certain holding period and other requirements are satisfied. Distributions in excess of the Fund’s current and accumulated earnings and profits would be treated first as a return of capital to the extent of the shareholders’ tax basis in their Fund shares, and any remaining distributions would be treated as a capital gain. Current earnings and profits are generally treated, for federal income tax purposes, as first being used to pay distributions on preferred shares and then to the extent remaining, if any, to pay distributions on common shares. To qualify as a RIC in a subsequent taxable year, the Fund would be required to satisfy the source-of-income, the asset diversification and the annual distribution requirements for that year and dispose of any earnings and profits from any year in which the Fund failed to qualify as a RIC. Subject to a limited exception applicable to RICs that qualified as such under the Code for at least one year prior to disqualification and that requalify as a RIC no later than the second year following the nonqualifying year, the Fund would be subject to tax on any unrealized built-in gains in the assets held by it during the period in which the Fund failed to qualify as a RIC that are recognized within the subsequent five years, unless the Fund made an election to pay corporate-level tax on such built-in gain at the time of its requalification as a RIC.

Taxation of Certain Fund Investments

Investments in Partnerships

The Fund may invest in unregistered funds and other entities properly treated as partnerships for U.S. federal income tax purposes (other than qualified publicly traded partnerships).  An entity that is properly classified as a partnership (and not an association or publicly traded partnership taxable as a corporation) is not itself subject to federal income tax. Instead, each partner of the partnership is required to take into account its distributive share of the partnership’s net capital gain or loss, net short-term capital gain or loss, and its other items of ordinary income or loss (including all items of income, gain, loss and deduction allocable to that partnership from investments in other partnerships) for each taxable year of the partnership ending with or within the partner’s taxable year. Each such item will have the same character to a partner, and will generally have the same source (either United States or foreign), as though the partner realized the item directly. Partners of a partnership must report these items regardless of the extent to which, or whether, the partnership or the partners receive cash distributions with respect to such items. Accordingly, the Fund may be required to recognize items of taxable income and gain prior to the time that any corresponding cash distributions are made to or by the Fund (including in circumstances where investments by an underlying partnership, such as investments in debt instrument with “original issue discount,” generate income prior to a corresponding receipt of cash). In such case, the Fund may have to dispose of assets that it would otherwise have continued to hold in order to generate cash for distributions to Fund shareholders.  In addition, the Fund may have to dispose of assets, or devise other methods of cure, to the extent an underlying partnership earns income of a type that is not qualifying income for purposes of the gross income test or holds assets that could cause the Fund not to satisfy the RIC asset diversification tests.

Other Considerations

The application of certain requirements for qualification as a RIC and the application of certain other federal income tax rules may be unclear in some respects in connection with certain investments. As a result, the Fund may be required to limit the extent to which it invests in such investments and it is also possible that the IRS may not agree with the Fund’s treatment of such investments. In addition, the tax treatment of certain investments may be affected by future legislation, Treasury Regulations and guidance issued by the IRS (which could apply retroactively) that could affect the timing, character and amount of the Fund’s income and gains and distributions to shareholders, affect whether the Fund has made sufficient distributions and otherwise satisfied the requirements to maintain its qualification as a RIC and avoid federal income and excise taxes or limit the extent to which the Fund may invest in certain investments in the future.

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Certain of the Fund’s investment practices are subject to special and complex federal income tax provisions that may, among other things, (1) convert distributions that would otherwise constitute qualified dividend income into ordinary income taxed at the higher rate applicable to ordinary income, (2) treat distributions that would otherwise be eligible for the corporate dividends received deduction as ineligible for such treatment, (3) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (4) convert long-term capital gain into short-term capital gain or ordinary income, (5) convert an ordinary loss or deduction into a capital loss (the deductibility of which is more limited), (6) cause the Fund to recognize income or gain without a corresponding receipt of cash, (7) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (8) adversely alter the characterization of certain complex financial transactions, and (9) produce income that will not be included in the sources of income from which a RIC must derive at least 90% of its gross income each year. While it may not always be successful in doing so, the Fund will seek to avoid or minimize any adverse tax consequences of its investment practices.

The Fund may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest, dividends and capital gains with respect to its investments in those countries, which would, if imposed, reduce the yield on or return from those investments. Tax treaties between certain countries and the United States may reduce or eliminate such taxes in some cases. The Fund does not expect to satisfy the requirements for passing through to its shareholders their pro rata shares of qualified foreign taxes paid by the Fund, with the result that shareholders will not be entitled to a tax deduction or credit for such taxes on their own U.S. federal income tax returns, although the Fund’s payment of such taxes will remain eligible for a foreign tax credit or a deduction in computing the Fund’s taxable income.

Foreign exchange gains and losses realized by the Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options and futures contracts relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to section 988 of the Code, which generally causes such gain and loss to be treated as ordinary income or loss.

Section 163(j) limits the deductibility of business interest. Generally, the provision limits the deduction for net business interest expenses to 30% of a taxpayer’s adjusted taxable income (50% for taxable years beginning in 2019 or 2020). The deduction for interest expenses is not limited to the extent of any business interest income, which is interest income attributable to a trade or business and not investment income. The IRS has issued proposed regulations clarifying that all interest expense and interest income of a RIC is treated as properly allocable to a trade or business for purposes of the limitation on the deductibility of business interest. As a result, this limitation may impact the Fund’s ability to use leverage (e.g., borrow money, issue debt securities, etc.).

Taxation for U.S. Shareholders

Assuming the Fund qualifies as a RIC, distributions paid to you by the Fund from its investment company taxable income generally will be taxable to you as ordinary income to the extent of the Fund’s earnings and profits, whether paid in cash or reinvested in additional shares. A portion of such distributions (if designated by the Fund) may qualify (1) in the case of corporate shareholders, for the dividends received deduction under section 243 of the Code to the extent that the Fund’s income consists of dividend income from U.S. corporations, excluding distributions from certain entities, including REITs, or (2) in the case of individual shareholders, as qualified dividend income eligible to be taxed at the federal income tax rates applicable to net capital gain under section 1(h)(11) of the Code to the extent that the Fund receives qualified dividend income, and provided in each case that certain holding period and other requirements are met at both the Fund and shareholder levels. Qualified dividend income is, in general, dividend income from taxable domestic corporations and qualified foreign corporations (for example, generally, if the issuer is incorporated in a possession of the United States or in a country with a qualified comprehensive income tax treaty with the United States, or if the shares with respect to which such dividend is paid are readily tradable on an established securities market in the United States). To be treated as qualified dividend income, the shareholder must hold the shares paying otherwise qualifying dividend income more than 60 days during the 121-day period beginning 60 days before the ex-dividend date (or, in the case of certain preferred shares, more than 90 days during the 181-day period beginning 90 days before the ex-dividend date). A shareholder’s holding period may be reduced for purposes of this rule if the shareholder engages in certain risk

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reduction transactions with respect to the shares. A qualified foreign corporation generally excludes any foreign corporation that, for the taxable year of the corporation in which the dividend was paid or the preceding taxable year, is a passive foreign investment company. Distributions made to you from an excess of net long-term capital gain over net short-term capital losses (“capital gain dividends”), including capital gain dividends credited to you but retained by the Fund, will be taxable to you as long-term capital gain if they have been properly designated by the Fund, regardless of the length of time you have owned our shares.

Distributions in excess of the Fund’s earnings and profits will be treated by you, first, as a tax-free return of capital, which is applied against and will reduce the adjusted basis of your shares and, after such adjusted basis is reduced to zero, generally will constitute capital gain to you. After the close of its taxable year, the Fund will provide you with information on the federal income tax status of the dividends and distributions you received from the Fund during the year.

For taxable years beginning after December 31, 2017 and before January 1, 2026, qualified REIT dividends (i.e., REIT dividends other than capital gain dividends and portions of REIT dividends designated as qualified dividend income) are eligible for a 20% federal income tax deduction in the case of individuals, trusts and estates. If the Fund receives qualified REIT dividends, it may elect to pass the special character of this income through to its shareholders. To be eligible to treat distributions from the Fund as qualified REIT dividends, a shareholder must hold shares of the Fund for more than 45 days during the 91-day period beginning on the date that is 45 days before the date on which the shares become ex-dividend with respect to such dividend and the shareholder must not be under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. If the Fund does not elect to pass the special character of this income through to shareholders or if a shareholder does not satisfy the above holding period requirements, the shareholder will not be entitled to the 20% deduction for the shareholder’s share of the Fund’s qualified REIT dividend income while direct investors in REITs may be entitled to the deduction. Subject to any future regulatory guidance to the contrary, any distribution of income attributable to the Fund’s investments in a qualified publicly traded partnership will currently not qualify for the deduction that would be available to a non-corporate shareholder were the stockholder to own such qualified publicly traded partnership directly. As a result, it is possible that a non-corporate shareholder will be subject to a higher effective tax rate on any such distributions received from the Fund compared to the effective rate applicable to any qualified publicly traded partnership income the shareholder would derive if the shareholder invested directly in the qualified publicly traded partnership.

Sales and other dispositions of the Fund’s shares generally are taxable events. You should consult your own tax adviser with reference to your individual circumstances to determine whether any particular transaction in the Fund’s shares is properly treated as a sale or exchange for federal income tax purposes and the tax treatment of any gains or losses recognized in such transactions. The sale or other disposition of shares of the Fund generally will result in capital gain or loss to you, equal to the difference between the amount realized and your adjusted basis in the shares sold or exchanged (taking into account any reductions in such basis resulting from prior returns of capital), and will be long-term capital gain or loss if your holding period for the shares is more than one year at the time of sale. Any loss upon the sale or exchange of shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends you received (including amounts credited as an undistributed capital gain dividend) with respect to such shares. A loss you realize on a sale or exchange of shares of the Fund generally will be disallowed if you acquire other shares of the Fund (whether through the automatic reinvestment of dividends or otherwise) or other substantially identical shares within a 61-day period beginning 30 days before and ending 30 days after the date that you dispose of the shares. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Present law taxes both long-term and short-term capital gain of corporations at the same rate applicable to ordinary income of corporations. For non-corporate taxpayers, short-term capital gain will currently be taxed at the rate applicable to ordinary income, while long-term capital gain generally will be taxed at the long-term capital gain rates. Capital losses are subject to certain limitations.

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For purpose of determining (1) whether the annual distribution requirement to maintain RIC status is satisfied for any year and (2) the amount of capital gain dividends paid for that year, the Fund may, under certain circumstances, elect to treat a distribution that is paid during the following taxable year as if it had been paid during the taxable year in question. If the Fund makes such an election, the U.S. shareholder will still be treated as receiving the distribution in the taxable year in which the distribution is made. However, if the Fund pays you a distribution in January that was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such distribution will be treated for federal income tax purposes as being paid by the Fund and received by you on December 31 of the year in which the distribution was declared. A shareholder may elect not to have all distributions automatically reinvested in Fund shares pursuant to the Plan. If a shareholder elects not to participate in the Plan, such shareholder will receive distributions in cash. For taxpayers subject to U.S. federal income tax, all distributions generally will be taxable, as discussed above, regardless of whether a shareholder takes them in cash or they are reinvested pursuant to the Plan in additional shares of the Fund.

If a shareholder’s distributions are automatically reinvested pursuant to the Plan, for U.S. federal income tax purposes, the shareholder generally will be treated as having received a taxable distribution in the amount of the cash dividend that the shareholder would have received if the shareholder had elected to receive cash. Under certain circumstances, however, if a shareholder’s distributions are automatically reinvested pursuant to the Plan and the Plan Agent invests the distribution in newly issued shares of the Fund, the shareholder may be treated as receiving a taxable distribution equal to the fair market value of the shares the shareholder receives.

The Fund intends to distribute substantially all realized capital gains, if any, at least annually. If, however, the Fund were to retain any net capital gain, the Fund may designate the retained amount as undistributed capital gains in a notice to shareholders who, if subject to U.S. federal income tax on long-term capital gains, (1) will be required to include in income as long-term capital gain, their proportionate shares of such undistributed amount and (2) will be entitled to credit their proportionate shares of the federal income tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. If such an event occurs, the basis of the shares owned by a shareholder of the Fund will, for U.S. federal income tax purposes, generally be increased by the difference between the amount of undistributed net capital gain included in the shareholder’s gross income and the tax deemed paid by the shareholder.

Backup Withholding

The Fund is required in certain circumstances to backup withhold at a current rate of 24% on distributions and certain other payments paid to certain holders of the Fund’s shares who do not furnish the Fund with their correct taxpayer identification number (in the case of individuals, their social security number) and certain certifications or who are otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to you may be refunded or credited against your U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

Medicare Tax

An additional 3.8% tax is imposed on the net investment income of certain individuals with a modified adjusted gross income of over $200,000 ($250,000 in the case of joint filers) and on the undistributed net investment income of certain estates and trusts. For these purposes, “net investment income” generally will include interest, dividends, annuities, royalties, rent, net gain attributable to the disposition of property not held in a trade or business (including net gain from the sale, exchange or other taxable disposition of shares of the Fund) and certain other income, but will be reduced by any deductions properly allocable to such income or net gain. Thus, certain of our taxable distributions and gains on the sale of our shares to shareholders may be subject to this additional tax.

U.S. Federal Income Tax Considerations for Non-U.S. Shareholders

The following discussion is a general summary of the material U.S. federal income tax considerations applicable to a Non-U.S. holder of our shares (a “Non-U.S. Shareholder”).

This summary does not purport to be a complete description of the income tax considerations for a Non-U.S. Shareholder. For example, the following does not describe income tax consequences that are assumed to be

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generally known by investors or certain considerations that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws. This summary does not discuss any aspects of U.S. estate or gift tax or state or local tax. In addition, this summary does not address (1) any Non-U.S. Shareholder that holds, at any time, more than 5% of the Fund’s shares, directly or under ownership attribution rules applicable for purposes of section 897 of the Code, or (2) any Non-U.S. Shareholder whose ownership of shares of the Fund is effectively connected with the conduct of a trade or business in the United States.

As indicated above, the Fund intends to elect to be treated, and to qualify each year, as a RIC for U.S. federal income tax purposes. This summary is based on the assumption that the Fund will qualify as a RIC in each of its taxable years. Distributions of the Fund’s investment company taxable income to Non-U.S. Shareholders will, except as discussed below, be subject to withholding of U.S. federal income tax at a 30% rate (or lower rate provided by an applicable income tax treaty) to the extent of the Fund’s current and accumulated earnings and profits. In order to obtain a reduced rate of withholding, a Non-U.S. Shareholder will be required to provide the Fund with the applicable IRS Form W-8 certifying its entitlement to benefits under a treaty. The Fund generally will not be required to withhold tax on any amounts paid to a Non-U.S. Shareholder with respect to dividends attributable to “qualified short-term gain” (i.e., the excess of net short-term capital gain over net long-term capital loss) designated as such by the Fund and dividends attributable to certain U.S. source interest income that would not be subject to federal withholding tax if earned directly by a non-U.S. person, provided such amounts are properly designated by the Fund. The Fund may choose not to designate such amounts.

Actual or deemed distributions of the Fund’s net capital gains to a Non-U.S. Shareholder, and gains realized by a Non-U.S. Shareholder upon the sale of the Fund’s shares, will not be subject to withholding of U.S. federal income tax and generally will not be subject to U.S. federal income tax unless the Non-U.S. Shareholder is an individual, has been present in the United States for 183 days or more during the taxable year and certain other conditions are satisfied.

If the Fund distributes its net capital gains in the form of deemed rather than actual distributions (which the Fund may do in the future), a Non-U.S. Shareholder may be entitled to a federal income tax credit or tax refund equal to the shareholder’s allocable share of the tax the Fund paid on the capital gains deemed to have been distributed. In order to obtain the refund, the Non-U.S. Shareholder must obtain a U.S. taxpayer identification number and file a federal income tax return even if the Non-U.S. Shareholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a federal income tax return.

A Non-U.S. Shareholder who is a non-resident alien individual, and who is otherwise subject to withholding of federal income tax, may be subject to information reporting and backup withholding of federal income tax on dividends unless the Non-U.S. Shareholder provides us or the dividend paying agent with an IRS Form W-8BEN (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. Shareholder or otherwise establishes an exemption from backup withholding. The amount of any backup withholding from a payment to a Non-U.S. Shareholder will be allowed as a credit against such Non-U.S. Shareholder’s United States federal income tax liability and may entitle such holder to a refund, provided that the required information is furnished to the IRS.

Special rules apply to foreign persons who receive distributions from the Fund that are attributable to gain from “United States real property interests” (“USRPIs”). The Code defines USRPIs to include direct holdings of U.S. real property and any interest (other than an interest solely as a creditor) in a “United States real property holding corporation” or a former United States real property holding corporation. The Code defines a United States real property holding corporation as any corporation whose USRPIs make up 50% or more of the fair market value of its USRPIs, its interests in real property located outside the United States, plus any other assets it uses in a trade or business. In general, if the Fund is a United States real property holding corporation (determined without regard to certain exceptions), distributions by the Fund that are attributable to (1) gains realized on the disposition of USPRIs by the Fund and (2) distributions received by the Fund from a lower-tier RIC or REIT that the Fund is required to treat as USRPI gain in its hands will retain their character as gains realized from USRPIs in the hands of the foreign persons and will be subject to U.S. federal withholding tax. In addition, such distributions could result in the foreign shareholder being required to file a U.S. tax return and pay tax on the distributions at regular U.S. federal income tax rates. The consequences to a non-U.S. shareholder, including the rate of such withholding and character of such

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distributions (e.g., ordinary income or USRPI gain) will vary depending on the extent of the non-U.S. shareholder’s current and past ownership of the Fund.

In addition, if the Fund is a United States real property holding corporation or former United States real property holding corporation, the Fund may be required to withhold U.S. tax upon a redemption of shares by a greater-than-5% shareholder that is a foreign person, and that shareholder would be required to file a U.S. income tax return for the year of the disposition of the USRPI and pay any additional tax due on the gain. However, no such withholding is generally required with respect to amounts paid in redemption of shares of a fund if the fund is a domestically controlled qualified investment entity, or, in certain other limited cases, if a fund (whether or not domestically controlled) holds substantial investments in RICs that are domestically controlled qualified investment entities.

Non-U.S. persons should consult their own tax advisers with respect to the U.S. federal income tax and withholding tax and state, local and foreign tax consequences of an investment in the shares.

Foreign Account Tax Compliance Act

The Fund generally must to obtain information sufficient to identify the status of each of its shareholders under Sections 1471-1474 of the Code and the U.S. Treasury and IRS guidance issued thereunder (collectively, “FATCA”) or under an applicable intergovernmental agreement (an “IGA”) entered into by the United States and a foreign jurisdiction to implement FATCA. If a shareholder fails to provide this information or otherwise fails to comply with FATCA or an IGA, the Fund may be required to withhold 30% of ordinary dividends the Fund pays to that shareholder. If a payment by the Fund is subject to FATCA withholding, the Fund or its agent is required to withhold even if such payment would otherwise be exempt from withholding under the rules applicable to foreign shareholders described above. The IRS and the Department of Treasury have issued proposed regulations, on which taxpayers may currently rely, providing that the gross proceeds of share redemptions or exchanges and capital gain dividends the Fund pays will not be subject to FATCA withholding. You are encouraged to consult with your own tax adviser regarding the possible implications of FATCA on your investment in our shares, including investments through an intermediary. In addition, some foreign countries have implemented and others are considering, and may implement, laws similar in purpose and scope to FATCA.

The foregoing is a general and abbreviated summary of the provisions of the Code and the Treasury regulations in effect as they directly govern the taxation of the Fund and its shareholders. These provisions are subject to change by legislative and administrative action, and any such change may be retroactive. Shareholders are urged to consult their own tax advisers regarding specific questions as to U.S. federal, foreign, state, local income or other taxes based on their particular circumstances.

PROXY VOTING POLICIES

Regulations under the federal securities laws require the Fund, the Adviser and the Subadviser to adopt procedures for voting proxies (“Proxy Voting Policies and Procedures”) and to provide a summary of those Proxy Voting Policies and Procedures used to vote the securities held by the Fund.  The Fund has adopted proxy voting policies and procedures that delegate the responsibility for proxy voting to the Adviser and subadvisers, as applicable. The Adviser and the Subadviser have adopted proxy voting policies and procedures, which have been reviewed and approved by the Fund’s Board, to ensure the proper and timely voting of the proxies on behalf of the Fund. Moreover, the Adviser will assist the Fund in the preparation of the Fund’s complete proxy voting record on Form N-PX for the twelve-month period ended June 30, which must be filed with the SEC by no later than August 31 of each year. Any material changes to the proxy voting policies and procedures of the Fund or the Adviser and the Subadviser will be submitted to the Board or approval or review, as the case may be. For additional information,

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please see the summary of the Adviser’s and Subadviser’s proxy voting policies and procedures attached hereto as Appendix A.

Information about how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 will be available after August 31 of the relevant year (1) without charge, upon request, by calling 866-667-9231 and (2) on the SEC’s website at http://www.sec.gov.

ADMINISTRATOR, CUSTODIAN AND FUND ACCOUNTANT

[ ] will serve as the Fund’s administrator and fund accountant and provide certain back-office support such as oversight and supervision of the payment of expenses and preparation of financial statements and related schedules. We will pay the administrator a monthly fee based on the daily net assets of the Fund, subject to an annual minimum.

[ ] will serve as the Fund’s custodian. The principal business address of [ ] is [ ].

[ ] will serve as the Fund’s transfer agent. The principal business address of [ ] is [ ].

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

[    ], serves as the Fund’s independent registered public accounting firm. [   ] provides audit and audit-related services, and tax return preparation and assistance and consultation in connection with review of our filings with the SEC.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

[To come by Pre-Effective Amendment]

FINANCIAL STATEMENTS

[To come by Pre-Effective Amendment]

ADDITIONAL INFORMATION

A registration statement on Form N-2, including amendments thereto, relating to the common shares offered hereby, has been filed by the Fund with the SEC. The prospectus and this statement of additional information do not contain all of the information in the registration statement, including amendments, exhibits and schedules thereto. Please refer to the registration statement for further information with respect to the Fund and the offering of its common shares. Statements contained in the prospectus and this statement of additional information as to the contents of any contract or other document are not necessarily complete and in each instance reference is made to the copy of the contract or other document filed as an exhibit to the registration statement, each such statement being qualified in all respects by this reference. Copies of the registration statement or any part thereof may be obtained from the SEC upon the payment of certain fees prescribed by the SEC. Pursuant to a notice of eligibility claiming exclusion from the definition of commodity pool operator, filed with the CFTC and the National Futures Association, the Adviser, with respect to the Fund, is  not deemed to be a “commodity pool operator” under the CEA, and accordingly, is not subject to registration or regulation as such under the CEA.

48

Appendix A

PROXY VOTING POLICIES AND PROCEDURES

Aberdeen U.S. Registered Advisers
Summary of Proxy Voting Guidelines

as of January 1, 2018

Where clients appoint Aberdeen Standard Investments (ASI) to vote proxies on their behalf policies have been established to vote these proxies in the best interests of our clients.

We employ ISS as a service provider to deliver our voting decisions efficiently to companies. We require ISS to provide recommendations based on our own set of parameters  tailored to ASI’s assessment and approach, but remain conscious always that all voting decisions are our own on behalf of our clients. We consider ISS’s recommendations and those based on our custom parameters as input to our voting decisions.

An ASI analyst will assess the resolutions at general meetings in our active investment portfolios. This analysis will be based on our knowledge of the company, but will also make use of the custom and standard recommendations provided by ISS as described above. The product of this analysis will be a final voting decision instructed through ISS and applied to all funds for which ASI have been appointed to vote. For funds managed by a sub-adviser, we may delegate to the sub-adviser the authority to vote proxies; however, the sub-adviser will be required to either follow our policies and procedures or to demonstrate that their policies and procedures are consistent with ours, or otherwise implemented in the best interest of clients.

There are certain circumstances where Aberdeen may take a more limited role in voting proxies. We will not vote proxies for client accounts in which the client contract specifies that Aberdeen will not vote. We may abstain from voting a client proxy if the voting is uneconomic or otherwise not in clients’ best interests. For companies held only in passively managed portfolios the ASI custom recommendations provided by ISS will be used to automatically apply our voting approach; we have scope to intervene to test that this delivers appropriate results, and will on occasions intrude to apply a vote more fully in clients’ best interests. If voting securities are part of a securities lending program, we may be unable to vote while the securities are on loan. However, we have the ability to recall shares on loan or to restrict lending when required, in order to ensure all shares have voted. In addition, certain jurisdictions may impose share-blocking restrictions at various times which may prevent Aberdeen from exercising our voting authority.

We recognize that there may be situations in which we vote at a company meeting where we encounter a conflict of interest. Such situations include:

•                  where  a portfolio manager owns the holding in a personal account

•                  An investee company that is also a Segregated Client

•                  An investee company where an Executive Director or Officer of our company is also a Director of that company

•                  An investee company where an employee of ASI is a Director of that company

•                  A significant distributor of our products

•                  Any other companies which may be relevant from time to time

In order to manage such conflicts of interests, we have established procedures to escalate decision-making so as to ensure that our voting decisions are based on our clients’ best interests and are not impacted by any conflict.

ASI publishes Stewardship Principles which describe our approach to investment analysis, shareholder engagement and proxy voting across companies worldwide. They are published on our website.

A-1

Aberdeen Standard Global Infrastructure Income Fund

STATEMENT OF ADDITIONAL INFORMATION

[     ]

PART C—OTHER INFORMATION

Item 25. Financial Statements and Exhibits

1. Financial Statements:

The Registrant’s financial statements dated          , notes to the financial statements and report of independent public accountants thereon will be filed by amendment to the Registrant’s registration statement.

2. Exhibits:

Exhibit
No.	Description of Document
a.1.	Certificate of Trust incorporated by reference to Exhibit a.1 to the Fund’s registration statement on Form N-2 filed on November 15, 2019, Accession No. 0001104659-19-064688.

a.2.	Certificate of Amendment.(1)

a.3.	Agreement and Declaration of Trust.(1)

b.	Bylaws.(1)

c.	None.

d.	Not applicable.

e.	Automatic Dividend Reinvestment Plan.(2)

f.	Not applicable.

g.1.	Investment Advisory Agreement with Aberdeen Standard Investments Inc. dated , 2019.(2)

g.2.	Investment Subadvisory Agreement with Aberdeen Asset Managers Limited dated , 2019(2)

h.	Form of Underwriting Agreement.(2)

i.	Not applicable.

j.	Custody Agreement with dated , 2019.(2)

k.1.	Stock Transfer Agency Agreement with dated , 2019.(2)

k.2.	Administration Agreement with dated , 2019.(2)

l.	Opinion of (2)

m.	Not applicable.

n.	Consent of Independent Registered Public Accounting Firm.(2)

o.	Not applicable.

p.	Not applicable.

q.	Not applicable.

r.1.	Code of Ethics of the Registrant.(2)

r.2.	Code of Ethics of Aberdeen Standard Investments Inc.(2)

r.3.	Code of Ethics of Aberdeen Asset Managers Limited(2)

(1)	Filed herewith.
(2)	To be filed by amendment.

Item 26. Marketing Arrangements

Reference is made to the Form of Underwriting Agreement  to be filed by pre-effective amendment as Exhibit (h) to this Registration Statement.

Item 27. Other Expenses of Issuance and Distribution

The following table sets forth the estimated expenses to be incurred in connection with the offering described in this registration statement:

FINRA filing fee	$	*
Securities and Exchange Commission fees	$	*
New York Stock Exchange listing fee	$	*
Directors’ fees and expenses	$	*
Accounting fees and expenses	$	*
Legal fees and expenses	$	*
Printing Expenses	$	*
Transfer Agent’s fees	$	*
Miscellaneous	$	*
Total	$	*

* To be filed by amendment.

Item 28. Persons Controlled by or Under Common Control

None.

Item 29. Number of Holders of Securities

As of    , 2019, the number of record holders of the Registrant was:

Number of
Title of Class	Record Holders
Shares of Beneficial Interest

Item 30. Indemnification

Maryland law permits a Maryland statutory trust to include in its declaration of trust a provision limiting the liability of its trustees and officers to the trust and its shareholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty that is established by a final judgment as being material to the cause of action. The Registrant’s Declaration of Trust contains such a provision that limits present and former trustees’ and officers’ liability to the Registrant and its shareholders for money damages to the maximum extent permitted by Maryland law in effect from time to time, subject to the Investment Company Act of 1940, as amended (the “1940 Act”).

The Registrant’s Declaration of Trust obligates it to the maximum extent permitted by Maryland law to indemnify and, without requiring a preliminary determination of the ultimate entitlement to indemnification, to pay or reimburse reasonable expenses in advance of final disposition of a proceeding to:

•                  any present or former trustee or officer who is made or threatened to be made a party to a proceeding by reason of his or her service in that capacity; or

•                  any individual who, while a trustee or officer of the Registrant and at the Registrant’s request, serves or has served as a director, trustee, officer, partner, member or manager of another trust, corporation, real estate investment trust, partnership, joint venture, limited liability company, employee benefit plan or any other enterprise and who is made or threatened to be made a party to the proceeding by reason of his or her service in that capacity.

The Registrant’s Declaration of Trust also permits it, with Board approval, to indemnify and advance expenses to any person who served a predecessor of the Registrant in any of the capacities described above and to any employee or agent of the Registrant or a predecessor of the Registrant.

In accordance with the 1940 Act, the Registrant will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Item 31. Business and Other Connections of Investment Adviser

The information in the prospectus under the caption “Management of the Fund—Investment Adviser and Subadviser” and the Statement of Additional Information under the caption “Management of the Fund—Trustees and Officers” is hereby incorporated by reference.

Item 32. Location of Accounts and Records

The Registrant’s accounts, books, and other documents are maintained at the offices of the Registrant, the Registrant’s investment adviser, Aberdeen Standard Investments Inc., at 1900 Market Street, Suite 200, Philadelphia, PA 19103, and the Registrant’s subadviser, Aberdeen Asset Manager Limited at Bow Bells House, 1 Bread Street, London, England, EC4M9HH, at the offices of the custodian,          ,          , at the offices of the transfer agent, ,          ,          , or at the offices of the administrator, ,          ,          .

Item 33. Management Services

Not applicable.

Item 34. Undertakings

1. The Registrant undertakes to suspend the offering of the common shares until the prospectus is amended if (1) subsequent to the effective date of its registration statement, the net asset value declines more than ten percent from its net asset value as of the effective date of the registration statement or (2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

2. Not applicable.

3. Not applicable.

4. Not applicable.

5. The Registrant is filing this registration statement pursuant to Rule 430A under the 1933 Act and undertakes that:

a. for the purposes of determining any liability under the 1933 Act, the information omitted from the form of prospectus filed as part of a registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant under Rule 497(h) under the 1933 Act shall be deemed to be part of the registration statement as of the time it was declared effective; and

b. for the purpose of determining any liability under the 1933 Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

6. The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information constituting Part B of this Registrations Statement.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia and Commonwealth of Pennsylvania, on the 28th day of May, 2020.

Aberdeen Standard Global Infrastructure Income Fund

By:	/s/ Lucia Sitar
Lucia Sitar Sole Initial Trustee, Chief Executive Officer and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Capacity	Date

/s/ Lucia Sitar	Chief Executive Officer
Lucia Sitar	(Principal Executive Officer)	May 28, 2020

/s/ Lucia Sitar	Chief Financial Officer	May 28, 2020
Lucia Sitar	(Principal Financial and Principal
Accounting Officer)
/s/ Lucia Sitar	Trustee	May 28, 2020
Lucia Sitar

EXHIBIT INDEX

Exhibit
No.	Description of Document
a.2	Certificate of Amendment
a.3	Agreement and Declaration of Trust
b	By-laws